As filed with the Securities and Exchange Commission
on December 30, 2005

Registration Statement Nos. 2-89725 and 811-3981

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  ☐

  PRE-EFFECTIVE AMENDMENT No.  ☐

  POST-EFFECTIVE AMENDMENT No. 41  ☒

  and/or

  REGISTRATION STATEMENT UNDER THE
  INVESTMENT COMPANY ACT OF 1940
  AMENDMENT No. 42  ☒

  (Check appropriate box or boxes)

PRUDENTIAL WORLD FUND, INC.

(Exact name of registrant as specified in charter)

GATEWAY CENTER THREE
100 MULBERRY STREET
NEWARK, NEW JERSEY 07102

(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code: (973) 802-6469

Jonathan D. Shain, Esq.
Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102

(Name and Address of Agent for Service of Process)

It is proposed that this filing will become effective
(check appropriate box):

  ☒  immediately upon filing pursuant to paragraph (b)

  ☐  on (date) pursuant to paragraph (b)

  ☐  60 days after filing pursuant to paragraph (a)(1)

  ☐  on (date) pursuant to paragraph (a)(1)

  ☐  75 days after filing pursuant to paragraph (a)(2)

  ☐  on (date) pursuant to paragraph (a)(2) of Rule 485.

  If appropriate, check the following box:

  ☐  this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Jennison Global Growth Fund

DECEMBER 30, 2005

PROSPECTUS

FUND TYPE

Global stock

OBJECTIVE

Long-term growth of capital

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Series' shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

1	Risk/Return Summary

1	Investment Objective and Principal Strategies

2	Principal Risks

3	Evaluating Performance

5	Fees and Expenses

7	How the Series Invests

7	Investment Objective and Policies

8	Other Investments and Strategies

12	Investment Risks

17	How the Series is Managed

17	Board of Directors

17	Manager

18	Subadviser

18	Portfolio Managers

19	Distributor

19	Disclosure of Portfolio Holdings

20	Series Distributions and Tax Issues

20	Distributions

21	Tax Issues

22	If You Sell or Exchange Your Shares

24	How to Buy, Sell and Exchange Shares of the Series

24	How to Buy Shares

35	How to Sell Your Shares

38	How to Exchange Your Shares

42	Telephone Redemptions and Exchanges

43	Expedited Redemption Privilege

44	Financial Highlights

45	Class A Shares

46	Class B Shares

47	Class C Shares

48	Class Z Shares

For More Information (Back Cover)

Risk/Return Summary

This prospectus provides information about Jennison Global Growth Fund (the Series), which is a separate diversified series of the Prudential World Fund, Inc. (the Fund). The Fund consists of two additional series - the Dryden International Equity Fund and the Strategic Partners International Value Fund. This prospectus relates only to the Series. For information about the two other series, you should contact the Fund.

This section highlights key information about the Series. Additional information follows the summary.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Our investment objective is long-term growth of capital. Income is a secondary objective. This means we look for investments that we think will increase in value over a period of years. To achieve our objective, we invest primarily in equity-related securities of medium-size and large U.S. and foreign (non-U.S. based) companies.

We use a growth investment style when deciding which securities to buy for the Series. This means that we look for companies that we believe are undervalued and/or which we believe will grow faster and generate better earnings than other companies. Some of the characteristics we look for include strong competitive advantages, effective research and product development and strong management and finances. Generally, we consider selling a security when the security no longer displays conditions for growth, is no longer undervalued or falls short of expectations.

While we make every effort to achieve our objective, we can't guarantee success.

We're Growth Investors

We look primarily for stocks that we believe are undervalued and/or will grow faster - and earn better profits - than other companies. We also look for companies with strong competitive advantages, effective research and product development, strong management or financial strength.

Jennison Global Growth Fund

Risk/Return Summary

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risks. Since the Series invests primarily in common stock and preferred stock, there is the risk that the value of a particular security could go down and you could lose money.

Generally, the securities of large and medium-sized companies are more stable than the securities of smaller companies, but this is not always the case. In addition to an individual stock losing value, the value of the equity markets of the countries in which we invest could go down. There is also the additional risk that foreign political, economic and legal systems may be less stable than in the U.S. The changing value of foreign currencies could also affect the value of the assets we hold and our performance. In the case of investments in emerging markets securities, these risks are heightened and may result in greater volatility in the value of your investment.

There is also risk involved in the investment strategies we may use. Some of our strategies depend on correctly predicting whether the price or value of an underlying investment will go up or down over a certain period of time. There is always the risk that investments will not perform as we thought they would. Like any mutual fund, an investment in the Series could lose value, and you could lose money. The Series does not represent a complete investment program. For more detailed information about the risks associated with the Series, see "How the Series Invests - Investment Risks."

An investment in the Series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

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EVALUATING PERFORMANCE

A number of factors - including risk - affect how the Series performs. The bar chart shows the Series' performance for each full calendar year of operation for the last 10 years. The bar chart and table below demonstrate the risk of investing in the Series by showing how returns can change from year to year and by showing how the Series' average annual total return for 1 year, 5 years, 10 years and since inception compared with a stock index and a group of similar mutual funds. Past performance, before and after taxes, is not an indication that the Series will achieve similar results in the future.

Annual Total Returns (Class B Shares)1

BEST QUARTER: 30.90% (4th quarter of 1999) WORST QUARTER: –21.92% (3rd quarter of 2001)

1  These annual total returns do not include sales charges. If sales charges were included, the annual total returns would be lower than those shown.

Jennison Global Growth Fund

Risk/Return Summary

Average Annual Returns1 (as of 12/31/04)

Return Before Taxes	One Year	Five Years		Ten Years	Since Inception
Class A shares	3.47%	–	7.15%	6.15%	6.16%	(since 1-22-90)
Class C shares	7.75	–	6.76	5.99	5.21	(since 8-1-94)
Class Z shares	9.84	–	5.87	N/A	5.72	(since 3-1-96)
Class B Shares
Return Before Taxes	3.96	–	6.81	6.07	9.40	(since 5-15-84)
Return After Taxes on Distributions[2]	3.96	–	7.57	4.74	8.29	(since 5-15-84)
Return After Taxes on Distributions and Sale of Series Shares[2,5]	2.57	–	5.28	4.87	8.25	(since 5-15-84)
Index (reflects no deduction for fees, expenses or taxes)
MSCI World Index[3]	14.72	–	2.45	8.09	[3]
Lipper Global Funds Average[4]	14.60	–	0.55	9.26	[4]

1  The Series' returns are after deduction of sales charges and expenses. Without the distribution and service (12b-1) fee waiver for Class A shares of 0.05%, the returns for Class A shares would have been lower.

2  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Series shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class B shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Series will achieve similar results in the future.

3  The Morgan Stanley Capital International (MSCI) World Index is a weighted, unmanaged index of performance that reflects the stock price movement in securities listed on stock exchanges of the U.S., Europe, Canada, Australia, and the Far East. These returns do not include the effect of any sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of sales charges and operating expenses and taxes. MSCI World Index returns since the inception of each class are 6.98% for Class A, 11.56% for Class B, 7.70% for Class C and 6.61% for Class Z shares. Source: Lipper, Inc.

4  The Lipper Global Funds Average is based on the average return of all mutual funds in the Lipper Global Large-Cap Growth Funds category and does not include the effect of any sales charges or operating expenses of a mutual fund or taxes. Again, these returns would be lower if they included the effect of sales charges and operating expenses and taxes. Lipper returns since the inception of each class are 7.50% for Class A, 9.56% for Class B, 6.62% for Class C and 5.52% for Class Z shares. Source: Lipper, Inc.

5  The "Return After Taxes on Distributions and Sale of Series Shares" may be higher than certain return figures because when a capital loss occurs upon the redemption of Series shares, a tax deduction is provided that benefits the investor.

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FEES AND EXPENSES

These tables show the sales charges, fees and expenses that you may pay if you buy and hold shares of each share class of the Series - Classes A, B, C and Z. Each share class has different sales charges - known as "loads" - and expenses, but represents an investment in the same series. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Series."

Shareholder Fees1 (paid directly from your investment)

	Class A	Class B	Class C	Class Z
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.5%	None	None	None
Maximum deferred sales charge (load) imposed on sales (as a percentage of the lower of original purchase price or sale proceeds)	1%[2]	5%[3]	1%[4]	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None	None
Redemption fees	None	None	None	None
Exchange fee	None	None	None	None

Annual Fund Operating Expenses (deducted from Series assets)

	Class A	Class B	Class C	Class Z
Management fees	.75%	.75%	.75%	.75%
+ Distribution and service (12b-1) fees	.30%[5]	.75%	1.00%	None
+ Other expenses	.47%	.47%	.47%	.47%
= Total annual Series operating expenses	1.52%	1.97%	2.22%	1.22%
– Fee waiver	.05%[5]	None	None	None
= Net annual Series operating expenses	1.47%	1.97%	2.22%	1.22%

1  Your broker may charge you a separate or additional fee for purchases and sales of shares.

2  Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are not subject to an initial sales charge, but are subject to a contingent deferred sales charge (CDSC) of 1%. The CDSC is waived for purchases by certain retirement or benefit plans affiliated with Prudential Financial, Inc. (Prudential).

3  The CDSC for Class B shares decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares approximately seven years after purchase.

4  The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase.

5  The Distributor of the Series has contractually agreed through February 28, 2007 to reduce its distribution and service fees (12b-1) for Class A shares to .25 of 1% of the average daily net assets of the Class A shares.

Jennison Global Growth Fund

Risk/Return Summary

Example

This example is intended to help you compare the fees and expenses of the Series' different share classes and the cost of investing in the Series with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Series for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series' operating expenses remain the same except for any contractual distribution and service (12b-1) fee waivers and overall expense limitations that may be in effect. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A shares	$691	$999	$1,329	$2,259
Class B shares	700	918	1,162	2,126
Class C shares	325	694	1,190	2,554
Class Z shares	124	387	670	1,477

You would pay the following expenses on the same investment if you did not sell your shares:

	One Year	Three Years	Five Years	Ten Years
Class A shares	$691	$999	$1,329	$2,259
Class B shares	200	618	1,062	2,126
Class C shares	225	694	1,190	2,554
Class Z shares	124	387	670	1,477

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How the Series Invests

INVESTMENT OBJECTIVE AND POLICIES

The investment objective of this Series is to seek long-term growth of capital. Income is a secondary objective. This means we seek investments that will increase in value over a period of years. We invest primarily in the equity-related securities of U.S. and foreign companies. A company is considered to be a foreign company if it satisfies at least one of the following criteria:

■  its securities are traded principally on stock exchanges in one or more foreign countries;

■  it derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more foreign countries;

■  it maintains 50% or more of its assets in one or more foreign countries;

■  it is organized under the laws of a foreign country; or

■  its principal executive office is located in a foreign country.

While we make every effort to achieve our objective, we can't guarantee success.

While the Series may invest in companies of any size, in the past we have invested, and we currently intend to invest, primarily in medium-size and large companies, which means companies with a market capitalization of $1 billion or more (market capitalization is the price per share times the number of outstanding shares) at the time of purchase. Geographically, we intend to have investments in at least four developed countries, including the U.S. We may purchase securities traded in stock markets and invest in countries around the world, including countries in the Pacific Basin (like Japan and Australia), Western Europe (like the United Kingdom and Germany) and North America (like the U.S. and Canada).

Our Investment Strategy

In deciding which securities to buy, we use a growth investment style. That is, we look for companies that we believe are undervalued and/or will grow faster - and earn better profits - than other companies. We also look for companies with strong competitive advantages, effective research and product development, strong management and financial strength. We consider selling a security when the conditions for growth are no longer present or begin to change, the price of the security reaches the level we expected, or when the security falls short of our expectations.

Jennison Global Growth Fund

How the Series Invests

From time to time, on a temporary basis, we may invest up to 65% of the Series' total assets in just one country, and under unusual market conditions, we may temporarily invest all of our assets in U.S. equities. During that period we may not be able to achieve our investment objectives.

In selecting securities for the Series, we use a bottom-up approach based on a company's growth potential, and we focus the Series' portfolio on companies that we believe have one or more of the following characteristics:

■  prospects for above-average earnings growth per share;

■  high return on invested capital;

■  healthy balance sheets;

■  sound financial and accounting policies and overall financial strength;

■  strong competitive advantages;

■  effective research and product development and marketing;

■  efficient service;

■  pricing flexibility;

■  strength of management; and

■  general operating characteristics that will allow the companies to compete successfully in their marketplace.

Generally, we consider selling a security when we believe the security no longer displays the conditions for growth, is no longer undervalued or falls short of expectations.

For more information, see "Investment Risks" and the Statement of Additional Information (SAI), "Description of the Series, Their Investments and Risks." The SAI contains additional information about the Series. To obtain a copy, see the back cover page of this prospectus.

The Series' investment objective is a fundamental policy that cannot be changed without shareholder approval. The Fund's Board of Directors (the Board) can change investment policies that are not fundamental.

OTHER INVESTMENTS AND STRATEGIES

While the Series invests primarily in common stock, preferred stock and other equity-related securities, it may invest in other securities or use certain investment strategies to increase returns or protect its assets if market conditions warrant.

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Equity-Related Securities

These include common stock, preferred stock or securities that may be converted into or exchanged for common stock - known as convertible securities - like rights and warrants. The Series may also invest in American Depositary Receipts (ADRs), which are certificates - usually issued by a U.S. bank or trust company - that represent an equity investment in a foreign company or some other foreign issuer. ADRs are valued in U.S. dollars. We consider ADRs to be equity-related securities. Certain ADR programs are established without the participation of the foreign issuer and as a result, there may be less information available about the foreign issuer.

Money Market Instruments, Bonds and Other Fixed-Income Securities

Money market instruments and bonds are known as fixed-income securities because issuers of these securities are obligated to pay interest and principal. Typically, fixed-income securities don't increase or decrease in value in relation to an issuer's financial condition or business prospects as stocks may, although their value does fluctuate inversely to changes in interest rates generally and directly in relation to their perceived credit quality. Corporations and governments issue money market instruments and bonds to raise money. The Series may buy obligations of companies, foreign countries or the U.S. Government. Money market instruments include the commercial paper and short-term obligations of foreign and domestic corporations, banks, governments and their agencies.

If we believe it is necessary, we may temporarily invest up to 100% of the Series' total assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but may help to preserve the Series' assets when global or international markets are unstable.

Generally, the Series will purchase only "investment-grade" commercial paper and bonds. This means the commercial paper and bonds have received one of the four highest quality ratings determined by Moody's Investors Service, Inc. (Moody's), or Standard & Poor's Ratings Services (S&P), or one of the other nationally recognized statistical rating organizations (NRSROs). On occasion, the Series may buy instruments that are not rated, but that are of comparable quality to the investment-grade bonds described above. For more information about bonds and bond ratings, see the SAI, "Appendix I - Description of Security Ratings."

Repurchase Agreements

The Series may also use repurchase agreements, pursuant to which a party agrees to sell a security to the Series and then repurchase it at an agreed-upon price at a stated time. This creates a fixed return for the Series, and is, in effect, a loan by the Series. The Series uses repurchase agreements for cash management purposes only.

Jennison Global Growth Fund

How the Series Invests

Derivative Strategies

We may use alternative investment strategies - including derivatives - to try to improve the Series' returns. We may also use hedging techniques to try to protect the Series' assets. We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Series will not lose money. Derivatives - such as futures, options, foreign currency forward contracts, options on futures and swaps - involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment - a security, market index, currency, interest rate or some other asset, rate or index - will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return, taking into account the Series' overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives we may use may not match or correspond exactly with the Series' actual portfolio holdings. In particular this will be the case when we use derivatives for return enhancement. Derivatives that involve leverage could magnify losses.

Options

The Series may purchase and sell put and call options on equity securities, stock indices and foreign currencies that are traded on U.S. or foreign securities exchanges, on Nasdaq or in the over-the-counter market. An option gives the purchaser the right to buy or sell securities or currencies in exchange for a premium. The Series will sell only covered options. Covered options are described in the SAI under "Description of the Series, Their Investments and Risks - Risk Management and Return Enhancement Strategies."

Futures Contracts and Related Options, Foreign Currency Forward Contracts

The Series may purchase and sell stock and bond index futures contracts and related options on stock and bond index futures. The Series also may purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts. A futures contract is an exchange-traded agreement to buy or sell a set quantity of an underlying product at a future date or to make or receive a cash payment based on the value of a securities index on a stipulated future date. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the index, margin is uniform, a clearing corporation or an exchange is the counterparty and the Series makes daily margin payments based on price movements in the index. The Series may also enter into foreign currency forward contracts to protect the value of its assets against future changes in the level of foreign exchange rates. A foreign currency forward contract is an over-the-counter obligation to buy or sell a given

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currency on a future date at a set price. Delivery of the underlying currency is expected and the terms are individually negotiated. The counterparty is not a clearing corporation or an exchange and payment on the contract is made upon delivery, rather than daily.

For more information about these strategies, see the SAI, "Description of the Series, Their Investments and Risks - Risk Management and Return Enhancement Strategies."

Swaps

The Series may invest in index, interest rate, credit, long and short credit default, currency and total return swap agreements (or a combination of these swap agreements or other similar swap agreements or options on swap agreements). The swap may, among other things, preserve a return or spread on a particular investment or portion of the Series, or protect against any increase in the price of securities the Series anticipates purchasing at a later date or transfer or allocate credit risk. The Series may also enter into options on swap agreements.

Portfolio Turnover

As a result of the investment policies described above, the Series may engage in a substantial number of portfolio transactions. The portfolio turnover rates for the Series for the fiscal years ended October 31, 2005 and 2004 were 57% and 125%, respectively. The portfolio turnover rate is generally the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities, including options, whose maturities or expiration date at acquisition were one year or less) by the monthly average value of the portfolio. High portfolio turnover (100% or more) involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the Series. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover.

Additional Strategies

The Series follows certain policies when it borrows money (the Series can borrow up to 20% of the value of its total assets for temporary, extraordinary or emergency purposes or for the clearance of transactions and may pledge up to 20% of the value of its total assets to secure these borrowings); lends its securities to others for cash management purposes (the Series will not lend more than 331/3% of the value of its total assets); and holds illiquid securities (the Series may hold up to 15% of its net assets in illiquid securities, including restricted securities with legal or contractual restrictions, those without a readily available market and repurchase agreements with maturities longer than seven days). The Series is subject to certain investment

Jennison Global Growth Fund

How the Series Invests

restrictions that are fundamental policies, which means that they cannot be changed without shareholder approval. For more information about these restrictions, see "Investment Restrictions" in the SAI.

INVESTMENT RISKS

As noted previously, all investments involve risk, and investing in the Series is no exception. This chart outlines the key risks and potential rewards of the principal investments the Series may make. Unless otherwise noted, the Series' ability to engage in a particular type of investment is expressed as a percentage of total assets. For more information, see "Description of the Series, Their Investments and Risks" in the SAI.

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Investment Type

% of Series' Total Assets	Risks	Potential Rewards
Foreign securities in general Up to 100% Up to 65% in one country on a temporary basis	■ Foreign markets, economies and political systems, particularly those in developing countries, may not be as stable as in the U.S.
■ Currency risk - adverse changes in the values of foreign currencies can cause losses
■ May be less liquid than U.S. stocks and bonds
■ Differences in foreign laws, accounting standards and public information and custody and settlement practices may result in less reliable information of foreign investments and involve more risk
■ Investment in emerging markets securities are subject to greater volatility and price declines	■ Investors can participate in the growth of foreign markets through the Series' investments in companies operating in those markets
■ May profit from a favorable change in the values of foreign currencies
■ Opportunities for diversification

Common stocks and other equity-related securities At least 65%; up to 100% Up to 100% in U.S. equities on a temporary basis	■ Individual stocks could lose value
■ The equity markets could go down, resulting in a decline in value of the Series' investments
■ Companies that normally pay dividends may not do so if they don't have profits or adequate cash flow
■ Changes in economic or political conditions, both domestic and international, may result in a decline in value of the Series' investments	■ Historically, stocks have outperformed other investments over the long term
■ Generally, economic growth leads to higher corporate profits, which lead to an increase in stock prices, known as capital appreciation
■ May be a source of dividend income

Jennison Global Growth Fund

How the Series Invests

Investment Type (cont'd)

% of Series' Total Assets	Risks	Potential Rewards
Investment-grade bonds Up to 35%	■ Credit risk - the risk that the borrower can't pay back the money borrowed or make interest payments
■ Market risk - the risk that bonds or other debt instruments may lose value in the market because interest rates change or there is a lack of confidence in the borrower
■ Interest rate risk - the risk that the value of most bonds will fall when interest rates rise. The longer a bond's maturity and the lower its credit quality, the more its value typically falls. It can lead to price volatility	■ A source of regular interest income
■ Generally more secure than stocks since companies must pay their debts before they pay dividends
■ Most bonds will rise in value when interest rates fall
■ Principal and interest on government securities may be guaranteed by the issuing government

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Investment Type (cont'd)

% of Series' Total Assets	Risks	Potential Rewards
Derivatives Percentage varies	■ The value of derivatives (such as futures and options) that are used to hedge a portfolio security is generally determined independently from that security and could result in a loss to the Series when the price movement of a derivative used as a hedge does not correlate with a change in the value of the portfolio security.
■ Derivatives may not have the effects intended and may result in losses or missed opportunities
■ The counterparty to a derivatives contract could default
■ Derivatives can increase share price volatility and those that involve leverage can magnify losses
■ Certain types of derivatives involve costs that can reduce returns	■ Derivatives could make money and protect against losses if the investment analysis proves correct
■ Derivatives that involve leverage could generate substantial gains at low cost
■ One way to manage the Series' risk/return balance is by locking in the value of an investment ahead of time
■ Hedges that correlate well with an underlying position can reduce or eliminate the volatility of investment income or capital gains at low cost

Illiquid securities Up to 15% of net assets	■ May be difficult to value precisely ■ May be difficult to sell at the time or place desired	■ May offer a more attractive yield or potential for growth than more widely traded securities

Jennison Global Growth Fund

How the Series Invests

Investment Type (cont'd)

% of Series' Total Assets	Risks	Potential Rewards
Money market instruments Up to 100% on a temporary basis	■ Limits potential for capital appreciation and achieving our investment objective
■ Credit risk - the risk that the default of an issuer would leave the Series with unpaid interest or principal
	■ Market risk - the risk that the market value of an investment may move up or down. Market risk may affect an industry, a sector or the market as a whole	■ May preserve the Series' assets

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How the Series is Managed

BOARD OF DIRECTORS

The Fund's Board oversees the actions of the Manager, Subadviser and Distributor and decides on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business operations of the Series.

MANAGER

Prudential Investments LLC (PI or the Manager)
100 Mulberry Street, Gateway Center Three
Newark, NJ 07102

Under a management agreement with the Fund, PI manages the Fund's investment operations and administers its business affairs. PI also is responsible for supervising the Series' Subadviser. For the fiscal year ended October 31, 2005, the Series paid management fees of 0.75% of the average daily net assets of the Series.

PI and its predecessors have served as manager or administrator to investment companies since 1987. As of September 30, 2005, PI, a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential), served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as the administrator to closed-end investment companies, with aggregate assets of approximately $93.8 billion.

Subject to the supervision of the Board, PI is responsible for conducting the initial review of prospective subadvisers for the Series. In evaluating a prospective subadviser, PI considers many factors, including the firm's experience, investment philosophy and historical performance. PI is also responsible for monitoring the performance of the Series' Subadviser.

PI and the Fund operate under an exemptive order (the Order) from the Securities and Exchange Commission (SEC or the Commission) that generally permits PI to enter into or amend agreements with subadviser without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Board must approve any new or amended agreements with a subadviser. Shareholders of the Series still have the right to terminate these agreements at any time by a vote of the majority of outstanding shares of the Series. The Series will notify shareholders of any new subadviser or material amendments to subadvisory agreements pursuant to the Order.

Jennison Global Growth Fund

How the Series is Managed

SUBADVISER

Jennison Associates LLC (Jennison) is the Series' Subadviser and has served as such since March 28, 2001. Jennison's address is 466 Lexington Avenue, New York, NY 10017. As of September 30, 2005, Jennison managed in excess of $69 billion in assets. Jennison has served as an investment adviser since 1969 and has advised investment companies since 1990. PI has responsibility for all investment advisory services, supervises Jennison and pays Jennison for its services.

A discussion regarding the basis for the Board's approval of the Series' investment advisory agreements is available in the Fund's annual report (for any agreements approved during the six-month period ended October 31, 2005) and will be available in the Series' semi-annual report (for any agreements approved during the six-month period ended April 30, 2006).

PORTFOLIO MANAGERS

Daniel J. Duane, CFA and Michelle I. Picker, CFA are the portfolio managers of the Series and have final authority over all aspects of the Series' investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Mr. Daniel J. Duane is an Executive Vice President of Jennison, which he joined in October 2000. Prior to joining Jennison, he was a Managing Director within Prudential's Public Equity Unit. Previously, Mr. Duane was in charge of all global equity investments at First Investors Asset Management, managed a portion of TIAA-CREF's global portfolio and was a research analyst at Value Line. He earned a dual A.B. from Boston College, a Ph.D. from Yale University and an M.B.A. from New York University. Mr. Duane also was a Fulbright Scholar at the University of Tubingen in Germany. He has managed or co-managed the Series since 1991.

Ms. Michelle I. Picker is a Vice President of Jennison, which she joined in October 2000. Prior to joining Jennison, she was a Vice President within Prudential's Public Equity Unit. Previously, Ms. Picker was an accountant and consultant at Price Waterhouse. She earned a B.A. from the University of Pennsylvania and an M.B.A. from New York University. She has co-managed the Series since 1997.

The portfolio managers for the Series are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide

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research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by them, and their ownership of securities in the Series.

DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS or the Distributor) distributes the Series' shares under a Distribution Agreement with the Fund. The Fund has Distribution and Service Plans (the Plans) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the 1940 Act), applicable to the Series' shares. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Series' Class A, B, C and Z shares, and provides certain shareholder support services. The Series pays distribution and other fees to PIMS as compensation for its services for each class of shares, other than Class Z. These fees - known as 12b-1 fees - are shown in the "Fees and Expenses" tables. Class A, Class B and Class C shares are subject to a 12b-1 fee of .30%, .75% and 1.00%, respectively. Because these fees are paid from the Series' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of the Series' portfolio securities is described in the Series' SAI and on the Fund's website at www.jennisondryden.com. The Series will provide a full list of the Series' portfolio holdings as of the end of each calendar month on its website within 30 days after the end of the month. In addition, the Series may release the Series' top ten holdings, sector and country breakdowns, and largest industries on a quarterly basis. Such information will be posted to the Series' website no earlier than 15 days after the end of each calendar quarter, and will be available on the Series' website until replaced at the end of the next quarter. These postings can be located at www.jennisondryden.com.

Jennison Global Growth Fund

Series Distributions and Tax Issues

Investors who buy shares of the Series should be aware of some important tax issues. For example, the Series distributes dividends of net investment income and distributes realized net capital gains, if any, to shareholders. These distributions are subject to income taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA) or some other qualified or tax-deferred plan or account. Dividends and distributions from the Series also may be subject to state and local income taxes.

Also, if you sell shares of the Series for a profit, you may have to pay capital gains taxes on the amount of your profit unless you hold your shares in a qualified or tax-deferred plan or account.

The following briefly discusses some of the important federal tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS

The Series distributes dividends of any net investment income to shareholders, typically once a year. For example, if the Series owns ACME Corp. stock and the stock pays a dividend, the Series will pay out a portion of this dividend to its shareholders, assuming the Series' income is more than its costs and expenses. The dividends you receive from the Series will be subject to taxation, whether or not they are reinvested in the Series.

The Series also distributes any realized net capital gains to shareholders, typically once a year. Capital gains are generated when the Series sells its assets for a profit. For example, if the Series bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Series has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Series' remaining total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Series holds the security - if the Series holds a security for more than one year before selling it, any gain is treated as long-term capital gain which, if received before January 1, 2009, is generally taxed at a maximum rate of 15%, provided that the Fund distributes the net capital gain to non-corporate U.S. shareholders. If the Series holds the security for one year or less, any gain is treated as short-term capital gain, which is taxed at rates applicable to ordinary income. Different rates apply to corporate shareholders.

Certain dividends received by individuals and other non-corporate shareholders that are designated as qualified dividend income may be eligible for the maximum 15% tax rate applicable to long-term capital gain if received prior to January 1, 2009. Also, a portion of the dividends paid to corporate shareholders of the Series will be eligible for the 70% dividends received deduction to the extent the Series' income is derived from certain dividends received from U.S. corporations.

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For your convenience, Series distributions of dividends and net capital gains are automatically reinvested in the Series without any sales charge. If you ask us to pay the distributions in cash, we will wire the distribution to your bank account instead of purchasing more shares of the Series. Either way, the distributions will be subject to income taxes unless your shares are held in a qualified or tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.

TAX ISSUES
Form 1099

Every year, you will receive a Form 1099, which reports the amount of taxable dividends and capital gains we distributed to you during the prior year, unless you own shares of the Series as part of a qualified or tax-deferred plan or account. If you do own shares of the Series as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099 annually, but instead you will receive a Form 1099 when you take any distributions from your qualified or tax-deferred plan or account.

Series distributions of taxable income are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends in October, November or December of a calendar year and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year.

Withholding Taxes

If federal tax law requires you to provide the Series with your tax identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury a portion (currently 28%) of your distributions and sale proceeds.

Taxation of Foreign Shareholders

For a discussion regarding the taxation of foreign shareholders, please see the SAI "Taxes, Dividends and Distributions - Foreign Shareholders."

If You Purchase Just Before Record Date

If you buy shares of the Series just before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. As explained above, the distribution may be subject to taxes. You may think you've done well, since you bought shares one day and soon thereafter received a distribution. That is not so because when dividends are paid out, the value of each share of the Series decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Series also will be affected by the market changes, if any. The distribution you receive makes up for the

Jennison Global Growth Fund

Series Distributions and Tax Issues

decrease in share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.

Qualified or Tax-Deferred Retirement Plans

Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax free. Please contact your financial adviser for information on a variety of retirement plans offered by Prudential.

IF YOU SELL OR EXCHANGE YOUR SHARES

If you sell any shares of the Series for a profit, you will have realized a capital gain, which is subject to tax unless you hold shares in a qualified or tax-deferred plan or account. The amount of tax you pay depends on how long you owned your shares and when you bought them. If you sell shares of the Series for a loss, you may have a capital loss, which you may use to offset certain capital gains you have.

If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before the sale and ending 30 days after the sale of the shares). If you acquire shares of the Series and sell your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.

Exchanging your shares of the Series for the shares of another JennisonDryden or Strategic Partners mutual fund is considered a sale for tax purposes. In other words, it's a "taxable event." Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.

Any gain or loss you may have from selling or exchanging Series shares will not be reported on Form 1099. However, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified or tax-deferred plan or account, you or your financial adviser should keep track of the

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dates on which you buy and sell - or exchange - Series shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

Automatic Conversion of Class B Shares

We have obtained a legal opinion that the conversion of Class B shares into Class A shares - which happens automatically approximately seven years after purchase - is not a "taxable event". This opinion, however, is not binding on the IRS. For more information about the automatic conversion of Class B shares, see "Class B Shares Automatically Convert to Class A Shares After Approximately Seven Years" in the next section.

Jennison Global Growth Fund

How to Buy, Sell and
Exchange Shares of the Series

HOW TO BUY SHARES

In order to buy shares of the Series, the following steps need to be taken: STEP 1: Open an Account; STEP 2: Choose a Share Class; STEP 3: Understanding the Price You'll Pay; and STEP 4: Additional Shareholder Services. Each of these steps is described below.

Step 1: Open an Account

If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Series for you, call Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent) at (800) 225-1852 or contact:

Prudential Mutual Fund Services LLC
Attn: Investment Services
P.O. Box 8179
Philadelphia, PA 19176

You may purchase shares by check or wire. We do not accept cash or money orders. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. We have the right to reject any purchase order (including an exchange into the Series) or suspend or modify the Series' sale of its shares; including due to failure by you to provide additional information, such as information needed to verify the source of funds used to purchase shares and your identity or the identity of any underlying beneficial owners of your shares.

With certain limited exceptions, shares of the Series are only available to be sold in the United States, U.S. Virgin Islands, Puerto Rico and Guam.

Step 2: Choose a Share Class

Individual investors can choose among Class A, Class B, Class C and Class Z shares of the Series, although Class Z shares are available only to a limited group of investors.

Multiple share classes let you choose a cost structure that meets your needs:

■  Class A shares purchased in amounts of less than $1 million require you to pay a sales charge at the time of purchase, but the operating expenses of Class A shares are lower than the operating expenses of Class B and Class C shares. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%, but are not subject to an initial sales charge. The CDSC is waived for purchases by certain retirement or benefit plans affiliated with Prudential.

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■  Class B shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within six years (that is why it is called a CDSC). The operating expenses of Class B shares are higher than the operating expenses of Class A shares.

■  Class C shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within 12 months of purchase. The operating expenses of Class C shares are higher than the operating expenses of Class A shares.

When choosing a share class, you should consider the following factors:

■  The amount of your investment and any previous or planned future investments, which may qualify you for reduced sales charges for Class A shares under Rights of Accumulation or a Letter of Intent.

■  The length of time you expect to hold the shares and the impact of varying distribution fees. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For this reason, Class C shares are generally appropriate only for investors who plan to hold their shares for no more than 3 years.

■  The different sales charges that apply to each share class - Class A's front-end sales charge vs. Class B's CDSC vs. Class C's low CDSC.

■  The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase.

■  Class B shares purchased in amounts greater than $100,000 are generally less advantageous than purchasing Class A shares. Purchases of Class B shares exceeding this amount generally will not be accepted.

■  Class C shares purchased in amounts greater than $1 million are generally less advantageous than purchasing Class A shares. Purchases of Class C shares above this amount generally will not be accepted; and

■  Because Class Z shares have lower operating expenses than Class A, Class B or Class C shares, as applicable, you should consider whether you are eligible to purchase Class Z shares.

See "How to Sell Your Shares" for a description of the impact of CDSCs.

Some investors purchase or sell shares of the Series through financial intermediaries and omnibus accounts maintained by brokers that aggregate the orders of multiple investors and forward the aggregate orders to the Series. The Series has advised each financial intermediary and broker of the share class guidelines explained above, and it is their responsibility to monitor and enforce these guidelines with respect to shareholders purchasing shares through financial intermediaries or omnibus accounts. You should consult your financial intermediary or a broker for assistance in choosing a share class.

Jennison Global Growth Fund

How to Buy, Sell and
Exchange Shares of the Series

Share Class Comparison. Use this chart to help you compare the Series' different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.

	Class A	Class B		Class C	Class Z
Minimum purchase amount[1]	$1,000	$1,000		$2,500	None

Minimum amount for subsequent purchases[1]	$100	$100		$100	None

Maximum initial sales charge	5.5% of the public offering price	None		None	None

Contingent Deferred Sales Charge (CDSC)[2]	1%[3]	If sold during: Year 1 Year 2 Year 3	5% 4% 3%	1% on sales made within 12 months of purchase[2]	None

		Year 4	2%

		Years 5/6 Year 7	1% 0%

Annual distribution and Service (12b-1) fees (shown as a percentage of average daily net assets)[4]	.30 of 1%	1%		1%	None

1  The minimum initial investment requirements do not apply to certain retirement and employee savings plans and custodial accounts for minors. The minimum investment for purchases made through the Automatic Investment Plan is $50. For more information, see "Step 4: Additional Shareholder Services - Automatic Investment Plan."

2  For more information about the CDSC and how it is calculated, see "Contingent Deferred Sales Charges (CDSC)."

3  Investors who purchase $1 million or more of Class A shares and redeem those shares within 12 months of purchase are subject to a CDSC of 1%, but are not subject to an initial sales charge. The CDSC is waived for certain retirement or benefit plans affiliated with Prudential.

4  These distribution and service (12b-1) fees are paid from the Series' assets on a continuous basis. The service fee for each of Class A, Class B and Class C shares is .25 of 1%. The distribution fee for Class A shares is limited to .30 of 1% (including the .25 of 1% service fee) and is limited to .75 of 1% for each of Class B and Class C shares. The Distributor of the Series has contractually agreed through February 28, 2007 to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares.

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Reducing or Waiving Class A's Initial Sales Charge

The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

Increase the Amount of Your Investment. You can reduce Class A's initial sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases.

Amount of Purchase	Sales Charge as % of Offering Price	Sales Charge as % of Amount Invested	Dealer Reallowance
Less than $25,000	5.50%	5.82%	5.00%
$25,000 to $49,999	5.00	5.26	4.50
$50,000 to $99,999	4.50	4.71	4.00
$100,000 to $249,999	3.75	3.90	3.25
$250,000 to $499,999	2.75	2.83	2.50
$500,000 to $999,999	2.00	2.04	1.75
$1 million to $4,999,999*	None	None	1.00	**

*  If you invest $1 million or more, you can buy only class A shares, unless you qualify to buy Class Z shares. If you purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase, you will be subject to a 1% CDSC, although you will not be subject to an initial sales charge. (The CDSC is waived for purchases by certain retirement or benefit plans).

**  For investments of $5 million to $9,999,999, the dealer reallowance is 0.50%. For investments of $10 million and over, the dealer allowance is 0.25%.

To satisfy the purchase amounts above, you can:

■  Use your Rights of Accumulation, which allow you or an eligible group of related investors to combine (1) the current value of JennisonDryden or Strategic Partners mutual fund shares you or the group already own, (2) the value of money market shares you or an eligible group of related investors have received for shares of other JennisonDryden or Strategic Partners mutual funds in an exchange transaction and (3) the value of the shares you or an eligible group of related investors are purchasing, or

■  Sign a Letter of Intent, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Series and other JennisonDryden or Strategic Partners mutual funds within 13 months, or

■  Use your Combined Purchase and Cumulative Purchase Privilege, which allows you and an eligible group of related investors to combine the value of Class A shares of this Series with the value of Class A shares of other JennisonDryden or Strategic Partners mutual funds that you or the group are purchasing at the same time.

Note: Class Z shares cannot be aggregated with any other share class for purposes of reducing or waiving Class A's initial sales charge.

Jennison Global Growth Fund

How to Buy, Sell and
Exchange Shares of the Series

Definition of Eligible Group of Related Investors:

■  All accounts held in your name (alone or with other account holders) and taxpayer identification number (TIN)

■  Accounts held in your spouse's name (alone or with other account holders) and TIN (see definition of spouse below)

■  Accounts for your children or your spouse's children including children for whom you and/or your spouse are legal guardian (e.g., UGMAs and UTMAs)

■  Accounts in the name and TINs of your parents

■  Trusts with you, your spouse, your children, your spouse's children, and/or your parents as the beneficiaries

■  With limited exclusions, accounts with the same address

■  Exclusions include, but are not limited to:

■  Addresses for brokerage firms and other intermediaries

■  Post Office Boxes

■  Accounts held in the name of a company controlled by you (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners), including employee benefit plans of the company where the accounts are held in the plan's TIN.

Definition of Spouse:

The person to whom you are legally married.

We also consider your spouse to include the following:

■  An individual of the same gender with whom you have been joined in a civil union, or legal contract similar to marriage;

■  A domestic partner, who is an individual (including one of the same gender) with whom you have shared a primary residence for at least six months, in a relationship as a couple where you, your domestic partner or both provide personal or financial welfare of the other without a fee, to whom you are not related by blood; or

■  An individual with whom you have a common law marriage, which is a marriage in a state where such marriages are recognized between a man and a woman arising from the fact that the two live together and hold themselves out as being married.

Share Valuations. The value of shares held by you or an eligible group of related investors will be determined as follows:

■  for Class A shares, the value of existing shares is determined by the maximum offering price (net asset value per share (NAV) plus maximum sales charge) as of the previous business day, and

■  for Class B shares and Class C shares, the value of existing shares is determined by the NAV as of the previous business day.

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If your shares are held directly by the Transfer Agent, and you believe you qualify for a reduction or waiver of Class A's initial sales charge, you must notify the Transfer Agent at the time of the qualifying share purchase in order to receive the applicable reduction or waiver. If your shares are held through a broker or other financial intermediary, and you believe you qualify for a reduction or waiver of Class A's initial sales charge, you must notify your broker or financial intermediary at the time of the qualifying purchase in order to receive the applicable reduction or waiver. Shares held through a broker or other financial intermediary will not be systematically aggregated with shares held directly by the Transfer Agent for purposes of receiving a reduction or waiver of Class A's initial sales charge. The reduced or waived sales charge will be granted subject to confirmation of account holdings.

If your shares are held directly by the Transfer Agent, you must identify the eligible group of related investors. Although the Transfer Agent does not require any specific form of documentation in order to establish your eligibility to receive a waiver or reduction of Class A's initial sales charge, you may be required to provide appropriate documentation if the Transfer Agent is unable to establish your eligibility.

If your shares are held through a broker or other financial intermediary, the broker or intermediary is responsible for determining the specific documentation, if any, that you may need in order to establish your eligibility to receive a waiver or reduction of Class A's initial sales charge. Your broker or financial intermediary is also responsible for notifying the Transfer Agent if your share purchase qualifies for a reduction or waiver of Class A's initial sales charge.

Purchases of $1 million or more. If you purchase $1 million or more of Class A shares, you will not be subject to an initial sales charge, although a CDSC may apply, as previously noted.

Benefit Plans. Certain group retirement and savings plans may purchase Class A shares without paying the initial sales charge if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

Mutual Fund Programs. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with the Distributor relating to:

■  Mutual fund "wrap" or asset allocation programs; where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or

■  Mutual fund "supermarket" programs; where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

Jennison Global Growth Fund

How to Buy, Sell and
Exchange Shares of the Series

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Series in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Other Types of Investors. Certain other types of investors may purchase Class A shares without paying the initial sales charge, including:

■  certain directors, officers, employees (and certain members of their families) of Prudential and its affiliates, the JennisonDryden or Strategic Partners mutual funds, and the investment advisers of the JennisonDryden or Strategic Partners mutual funds;

■  persons who have retired directly from active service with Prudential or one of its subsidiaries;

■  certain real estate brokers, agents and employees of real estate brokerage companies affiliated with the Prudential Real Estate Affiliates;

■  registered representatives and employees of brokers that have entered into dealer agreements with the Distributor;

■  investors in IRA accounts, provided that (a) the purchase is made either from a directed rollover to such Individual Retirement Account or with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential Retirement (the institutional Benefit Plan recordkeeping entity of Prudential) provides administrative or recordkeeping services, in each case provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution; or (b) recordkeeping for the Individual Retirement Account is performed by Prudential Retirement as part of its "Rollover IRA" program (regardless of whether or not the assets of the Individual Retirement Account consist of proceeds of a tax-free rollover of assets from a Benefit Plan described in (a) above).

To qualify for a waiver of the Class A sales charge at the time of purchase, you must notify the Transfer Agent or the Distributor must be notified by the broker facilitating the purchase that the transaction qualifies for a waiver of the Class A sales charge. The waiver will be granted subject to confirmation of your account holdings.

Additional Information About Reducing or Waiving Class A's Sales Charge. Additional information concerning the reduction or waiver of Class A's initial sales charge is available in the SAI, which is available free of charge upon request. The Fund also makes available free of charge, on the Fund's website at www.jennisondryden.com, in a clear and prominent format, information relating to the Series' Class A initial sales charge, and the different ways that investors can reduce or avoid paying the initial sales charge. The Series' website includes hyperlinks that facilitate access to this information.

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You may need to provide your broker-dealer or other financial intermediary through which you hold Series shares with the information necessary to take full advantage of reduced or waived Class A sales charges.

The Distributor may reallow Class A's sales charge to dealers.

Qualifying for Class Z Shares

Benefit Plans. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

Mutual Fund Programs. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Series as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

■  Mutual fund "wrap" or asset allocation programs where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or

■  Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Series in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Class Z shares of the Series may be purchased by investors through the exchange of Class Z shares of other mutual funds distributed by PIMS.

Other Types of Investors. Class Z shares also can be purchased by any of the following:

■  Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the JennisonDryden or Strategic Partners mutual funds are an available option,

■  Current and former Directors/Trustees of the JennisonDryden or Strategic Partners mutual funds (including the Series),

■  Prudential, with an investment of $10 million or more, and

■  Qualified state tuition programs (529 plans).

Jennison Global Growth Fund

How to Buy, Sell and
Exchange Shares of the Series

Class B Shares Automatically Convert to Class A Shares After Approximately Seven Years

If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you purchased with reinvested dividends and other distributions. Since the 12b-1 fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Series expenses.

Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased to the extent the shares are carried on the books of that broker-dealer and the broker-dealer provides subaccounting services to the Series. Otherwise, the procedures utilized by PMFS, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.

When we do the conversion, you will get fewer Class A shares than the number of Class B shares converted if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly; not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Series Shares - Conversion Feature - Class B Shares."

Step 3: Understanding the Price You'll Pay

The price you pay for each share of the Series is based on the share value. The share value of a mutual fund - known as the net asset value or NAV - is determined by a simple calculation: it's the total value of a fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of fund XYZ owned by shareholders, the price of one share of the fund - or the NAV - is $10 ($1,000 divided by 100). Most national newspapers report the NAVs of most mutual funds, which allows investors to check the price of mutual funds daily.

The Series' portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Board.

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Mutual Fund Shares

The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if fund XYZ holds ACME Corp. stock in its portfolio and the price of ACME stock goes up, while the value of the fund's other holdings remains the same and expenses don't change, the NAV of fund XYZ will increase.

With respect to any portion of the Series' assets that are invested in one or more open-end investment companies, the Series' net asset value will be calculated based upon the net asset value of the investment company in which the Series invests.

The Series may also use fair value pricing if it determines that a market quotation is not reliable based, among other things, on events or market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the Series' NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S. because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time the Series determines its NAV. The Series may also use fair value pricing with respect to U.S.-traded securities if, for example, trading in a particular security is halted and does not resume before the Series calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that the Series uses to determine its NAV may differ from the security's quoted or published price. If the Series needs to implement fair value pricing after the NAV publishing deadline but before shares of the Series are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Series' NAV, we will value the Series' futures contracts 15 minutes after the close of regular trading on the New York Stock Exchange (NYSE). Except when we fair value securities, we normally value each foreign security held by the Series as of the close of the security's primary market. Fair value pricing procedures are designed to result in prices for the Series' securities and its net asset value that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and may have the effect of reducing arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of the Series' NAV by short-term traders.

We determine the Series' NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The NYSE is closed on most national holidays and Good Friday. We do not price, and you will not be able to purchase,

Jennison Global Growth Fund

How to Buy, Sell and
Exchange Shares of the Series

redeem or exchange the Series' shares on days when the NYSE is closed but the primary markets for the Series' foreign securities are open, even though the value of these securities may have changed.

Conversely, the Series will ordinarily price its shares, and you may purchase, redeem or exchange shares, on days that the NYSE is open but foreign securities markets are closed. We may not determine the Series' NAV on days when we have not received any orders to purchase, sell or exchange the Series' shares, or when changes in the value of the Series' portfolio do not materially affect its NAV.

What Price Will You Pay For Shares of the Series?

For Class A shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B, Class C and Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge a separate or additional fee for purchases of shares.

Unless regular trading on the NYSE closes before 4:00 p.m. New York time, your order to purchase must be received by 4:00 p.m. New York time, in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.

Step 4: Additional Shareholder Services

As a Series shareholder, you can take advantage of the following services and privileges:

Automatic Reinvestment. As we explained in the "Series Distributions and Tax Issues" section, the Series pays out - or distributes - its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Series at NAV without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application or by notifying your broker or the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

Prudential Mutual Fund Services LLC
Attn: Account Maintenance
P.O. Box 8159
Philadelphia, PA 19176

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Automatic Investment Plan. You can make regular purchases of the Series for as little as $50 by having the funds automatically withdrawn from your bank or brokerage account at specified intervals.

Retirement Plan Services. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs, or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLE IRAs, SEP plans, Keoghs, 403(b)(7) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

Systematic Withdrawal Plan. A Systematic Withdrawal Plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. Remember, the sale of Class A (in certain cases), Class B and Class C shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Series. To reduce Series expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise. If each Series shareholder in your household would like to receive a copy of the Series' prospectus, shareholder report and proxy statement, please call us toll free at (800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.

HOW TO SELL YOUR SHARES

You can sell your shares of the Series for cash (in the form of a check) at any time, subject to certain restrictions. For more information about these restrictions, see "Restrictions on Sales" in the next section.

When you sell shares of the Series - also known as redeeming your shares - the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell, less any applicable CDSC. If your broker holds your shares, your broker must receive your order to sell by 4:00 p.m. New York time to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. If your broker does not hold your shares, contact:

Prudential Mutual Fund Services LLC
Attn: Redemption Services
P.O. Box 8149
Philadelphia, PA 19176

Jennison Global Growth Fund

How to Buy, Sell and
Exchange Shares of the Series

Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge a separate or additional fee for purchases and sales of shares.

Restrictions on Sales

There are certain times when you may not be able to sell shares of the Series, or when we may delay paying you the proceeds from a sale. As permitted by the Commission, this may happen during unusual market conditions or emergencies when the Series can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Series Shares - Sale of Shares."

If you are selling more than $100,000 of shares and you want the redemption proceeds payable or sent to someone or some place that is not in our records, or you are a business or a trust and you hold shares directly with the Transfer Agent, you may have to have the signature on your sell order signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker-dealer or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Series Shares - Sale of Shares - Signature Guarantee."

Contingent Deferred Sales Charges (CDSC)

If you sell Class B shares within six years of purchase or Class C shares within 12 months of purchase, you will have to pay a CDSC. In addition, if you purchase $1 million or more of Class A shares, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for any such shares redeemed within 12 months of purchase. The CDSC is waived for purchases by certain retirement or benefit plans affiliated with Prudential.

To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:

■  Amounts representing shares you purchased with reinvested dividends and distributions,

■  Amounts representing the increase in NAV above the total amount of payments for shares (Class A, Class B and Class C shares only), and

■  Amounts representing the cost of shares held beyond the applicable CDSC period.

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Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid - or at least minimize - the CDSC.

Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

Waiver of the CDSC - Class B Shares

The CDSC will be waived if the Class B shares are sold:

■  After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares owned in joint tenancy, provided the shares were purchased before the death or disability;

■  To provide for certain distributions - made without IRS penalty - from a tax-deferred retirement plan, IRA, or Section 403(b) custodial account; and

■  On certain sales from a Systematic Withdrawal Plan.

For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Series Shares - Contingent Deferred Sales Charge - Waiver of the Contingent Deferred Sales Charge - Class B Shares."

Waiver of the CDSC - Class C Shares

Benefit Plans. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC will also be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

Redemption In Kind

If the sales of Series shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Series' net assets, we can then give you securities from the Series' portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

Small Accounts

If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Series' expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other qualified or tax-deferred plan or account.

Jennison Global Growth Fund

How to Buy, Sell and
Exchange Shares of the Series

90-Day Repurchase Privilege

After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the same Series and account without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your account with the appropriate number of shares to reflect the amount of the CDSC you paid. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Series Shares - Sale of Shares."

Retirement Plans

To sell shares and receive a distribution from your retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI, "Purchase, Redemption and Pricing of Series Shares."

HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of the Series for shares of the same class in certain other JennisonDryden or Strategic Partners mutual funds - including certain money market funds - if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Series for Class A shares of another JennisonDryden Mutual Fund or Strategic Partners Fund, but you can't exchange Class A shares for Class B, Class C or Class Z shares. Class B and C shares may not be exchanged into money market funds other than MoneyMart Assets, Inc. After an exchange, at redemption, the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days' notice.

If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

Prudential Mutual Fund Services LLC
Attn: Exchange Processing
P.O. Box 8157
Philadelphia, PA 19176

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There is no sales charge for such exchanges. However, if you exchange - and then sell - Class A shares within 12 months of your original purchase (in certain circumstances), Class B shares within approximately six years of your original purchase or Class C shares within 12 months of your original purchase (18 months for Class C shares purchased prior to February 2, 2004), you must still pay the applicable CDSC. If you have exchanged Class A, Class B or Class C shares into a money market fund, the time you hold the shares in the money market account will not be counted in calculating the required holding periods for CDSC liability.

Remember, as we explained in the section entitled "Series Distributions and Tax Issues - If You Sell or Exchange Your Shares," exchanging shares is considered a sale for federal income tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account - Exchange Privilege."

Frequent Purchases and Redemptions of Series Shares

The Series seeks to prevent patterns of frequent purchases and redemptions of Series shares by its shareholders. Frequent purchases and sales of shares of the Series may adversely affect Series performance and the interests of long-term investors. When a shareholder engages in frequent or short-term trading, the Series may have to sell portfolio securities to have the cash necessary to redeem the shareholder's shares. This can happen when it is not advantageous to sell any securities, so the Series' performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the Series cannot predict how much cash it will have to invest. In addition, if the Series is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, the Series may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain shareholders may cause dilution in the value of Series shares held by other shareholders. Funds that invest in foreign securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow a shareholder engaging in frequent trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. Funds that invest in certain fixed-income securities, such as high-yield bonds or certain asset-backed securities, may also constitute an effective vehicle for a shareholder's frequent trading strategy.

The Board has adopted policies and procedures designed to discourage or prevent frequent trading activities by Series shareholders. In an effort to prevent such practices, the Fund's Transfer Agent monitors trading activity on a daily basis. The Series has implemented a trading policy that limits the number of times a shareholder may purchase Series shares or exchange into the Series and then sell those shares within a specified period of time (a "round-trip transaction") as established by the Fund's Chief

Jennison Global Growth Fund

How to Buy, Sell and
Exchange Shares of the Series

Compliance Officer (CCO). The CCO is authorized to set and modify the parameters at any time as required to prevent the adverse impact of frequent trading on Series shareholders. The CCO has defined frequent trading as one or more round-trip transactions in shares of the Series within a 30-day period. A second round-trip within 60 days will begin a warning period that will remain in effect for 90 days. If additional purchase activity is initiated during the warning period, the purchase activity will be cancelled. In addition, if two round-trips have already been completed within the past 90 days, a trading suspension will be placed on the account that remains in effect for 90 days. Exceptions to the trading policy will not normally be granted. Transactions in the Prudential money market funds and the Dryden Ultra Short Bond Fund are excluded from this policy.

The Series reserves the right to reject or cancel, without prior notice, all additional purchases or exchanges into the Series by a shareholder who has violated this policy. Moreover, the Series may direct a broker-dealer or other intermediary to block a shareholder account from future trading in the Series. The Transfer Agent will monitor trading activity over $25,000 per account on a daily basis for a rolling 30-day period. If a purchase into the Series is rejected or cancelled for violations of the trading policy, the shareholder will receive a return of the purchase amount.

If the Series is offered to qualified plans on an omnibus basis or if Series shares may be purchased through other omnibus arrangements ("Intermediaries"), Intermediaries maintain the individual beneficial owner records and submit to the Series only aggregate orders combining the transactions of many beneficial owners. The Series itself generally cannot monitor trading by particular beneficial owners. The Series communicates to Intermediaries in writing that it expects the Intermediaries to impose restrictions on transfers by beneficial owners. Intermediaries may impose different or stricter restrictions on transfers by beneficial owners. Consistent with the restrictions described above, investments in the Series through retirement programs administered by Prudential Retirement will be similarly identified for frequent purchases and redemptions and appropriately restricted.

The Transfer Agent also reviews the aggregate net flows in excess of one million dollars. In those cases, the trade detail is reviewed to determine if any of the activity relates to previously identified policy offenders. In cases of omnibus orders, the Intermediary may be contacted by the Transfer Agent to obtain additional information. The Transfer Agent has the authority to cancel all or a portion of the trade if the information reveals that the activity relates to previously identified policy offenders. Where appropriate, the Transfer Agent may request that the Intermediary block a

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financial adviser or client from accessing the Series. If necessary, the Series may be removed from a particular Intermediary's platform.

Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Series to prevent such trading, there is no guarantee that the Series, the Transfer Agent or Intermediaries will be able to identify these shareholders or curtail their trading practices. The Series does not have any arrangements intended to permit trading of its shares in contravention of the policies described above.

Payments to Financial Services Firms

The Manager, Distributor or their affiliates have entered into revenue sharing or other similar arrangements with financial services firms, including affiliates of the Manager. These revenue sharing arrangements are intended to promote the sale of Series shares or to compensate the financial services firms for marketing or marketing support activities in connection with the sale of Series shares. Revenue sharing payments may be used by financial services firms in a variety of ways, including defraying costs incurred by the firms to educate their registered representatives about the Series, as well as defraying costs incurred by the firms in providing or facilitating shareholder recordkeeping as well as the servicing or maintenance of shareholder accounts.

In exchange for revenue sharing payments, the Series may receive placement on a financial services firm's preferred or recommended product list. Financial services firms and registered representatives participating in a revenue sharing program may receive greater compensation for selling shares of the Series than for selling other mutual funds, and your individual registered representative may receive some or all of the revenue sharing amounts paid to the firm that employs him or her. Revenue sharing payments may provide an incentive for financial services firms and their registered representatives to recommend or sell shares of the Series to you and in doing so may create conflicts of interest between the firms' financial interests and their duties to customers. In exchange for revenue sharing payments, the Series also may receive preferred access to registered representatives of a financial services firm (for example the ability to make presentations in branch offices or at conferences) or preferred access to customers of the financial services firm (for example the ability to advertise to the firm's customers).

Payments under revenue sharing arrangements are made out of the Manager's or Distributor's own resources and without additional direct cost to the Series or its shareholders. Revenue sharing payments may be in addition to the sales charges (including Rule 12b-1 fees) or other amounts paid by the Series, which are also used to compensate financial services firms and their registered representatives for marketing and distribution of the Series.

Jennison Global Growth Fund

How to Buy, Sell and
Exchange Shares of the Series

Revenue sharing payments are usually calculated based on a percentage of Series sales and/or Series assets attributable to a particular financial services firm. Revenue sharing payments may also be based on other criteria or factors, such as a percentage of a registered representative's charges applicable to the sale of Series shares, a networking fee based on the number of accounts at the firm holding shares of the Series, a periodic flat fee for set-up and maintenance of the Series on the computer systems of a financial services firm, or a flat fee for marketing services, such as access to registered representatives. Specific payment formulas are negotiated based on a number of factors including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and scope and quality of services provided. The amount of revenue sharing also may vary based on the class of shares purchased.

No one factor is determinative of the type or amount of additional compensation to be provided. Please contact your financial services provider for details about any revenue sharing payments it may receive.

TELEPHONE REDEMPTIONS AND EXCHANGES

You may redeem your shares if the proceeds of the redemption do not exceed $100,000 or exchange your shares in any amount by calling the Fund at (800) 225-1852 before 4:00 p.m. New York time, to receive a redemption or exchange amount based on that day's NAV. Certain restrictions apply; please see the section titled "Restrictions on Sales" above for additional information. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.

The Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Series will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If the Series does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.

The telephone redemption and exchange privileges may be modified or terminated at any time. If this occurs, you will receive a written notice from the Series.

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EXPEDITED REDEMPTION PRIVILEGE

If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the Series prior to 4:00 p.m. New York time, to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see "Purchase, Redemption and Pricing of Series Shares - Expedited Redemption Privilege" in the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.

Jennison Global Growth Fund

Financial Highlights

The financial highlights below are intended to help you evaluate the financial performance of each share class of the Series for the past 5 fiscal years. The total return in each chart represents the rate that a shareholder would have earned on an investment in that share class of the Series, assuming investment at the start of the period, reinvestment of all dividends and other distributions and sale at the end of the period.

The financial highlights for the fiscal years ended October 31, 2005 and 2004 were derived from the financial statements audited by KPMG LLP, independent registered public accounting firm, whose reports on those financial statements were unqualified. The financial highlights for the years ending prior to October 31, 2004 were audited by another independent registered public accounting firms whose reports were unqualified.

A copy of the Series' annual report, along with the Series' audited financial statements and report of its independent registered public accounting firm, is available upon request, at no charge, as described on the back cover of this prospectus.

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Jennison Global Growth Fund: Class A Shares

Class A Shares (fiscal year ended 10-31)

Per Share Operating Performance	2005	2004	2003	2002	2001
Net asset value, beginning of year	$13.45	$12.72	$10.21	$12.23	$21.35
Income (loss) from investment operations:
Net investment income (loss)[1]	.03	(.01)	.02	(.01)	.01
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.44	.78	2.49	(2.01)	(5.83)
Total from investment operations	2.47	.77	2.51	(2.02)	(5.82)
Less Dividends and Distributions:
Dividends from net investment income	-	(.04)	-	-	-
Distributions from net realized capital gains	-	-	-	-	(3.30)
Total dividends and distributions	-	(.04)	-	-	(3.30)
Net asset value, end of year	$15.92	$13.45	$12.72	$10.21	$12.23
Total return[2]	18.36%	6.11%	24.58%	(16.52)%	(30.87)%
Ratios/Supplemental Data
Net assets, end of year (000)	$317,065	$315,214	$256,106	$223,191	$304,777
Average net assets (000)	$316,224	$327,615	$230,103	$284,046	$353,879
Ratios to average net assets:
Operating expenses, including distribution and service (12b-1) fees[3]	1.47%	1.39%	1.59%	1.46%	1.37%
Operating expenses, excluding distribution and service (12b-1) fees	1.22%	1.14%	1.34%	1.21%	1.12%
Net investment income (loss)	.18%	(.06)%	.15%	(.18)%	.06%
For Class A, B, C and Z shares:
Portfolio turnover rate	57%	125%	79%	67%	72%

1  Based on average shares outstanding.

2  Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

3  The Distributor of the Series has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets.

Jennison Global Growth Fund

Financial Highlights

Jennison Global Growth Fund: Class B Shares

Class B Shares (fiscal year ended 10-31)

Per Share Operating Performance	2005	2004	2003	2002	2001
Net asset value, beginning of year	$12.18	$11.54	$9.31	$11.23	$20.00
Income (loss) from investment operations:
Net investment loss[1]	(.04)	(.07)	(.04)	(.08)	(.08)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.21	.71	2.27	(1.84)	(5.39)
Total from investment operations	2.17	.64	2.23	(1.92)	(5.47)
Less Dividends and Distributions:
Distributions from net realized capital gains	-	-	-	-	(3.30)
Total dividends and distributions	-	-	-	-	(3.30)
Net asset value, end of year	$14.35	$12.18	$11.54	$9.31	$11.23
Total return[2]	17.82%	5.55%	23.95%	(17.10)%	(31.27)%
Ratios/Supplemental Data
Net assets, end of year (000)	$50,937	$65,603	$53,834	$70,804	$130,201
Average net assets (000)	$59,418	$75,607	$58,843	$109,004	$195,461
Ratios to average net assets:
Operating expenses, including distribution and service (12b-1) fees	1.97%	1.89%	2.09%	2.00%	2.00%
Operating expenses, excluding distribution and service (12b-1) fees	1.22%	1.14%	1.34%	1.21%	1.12%
Net investment loss	(.28)%	(.55)%	(.37)%	(.73)%	(.58)%

1  Based on average shares outstanding.

2  Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.

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Jennison Global Growth Fund: Class C Shares

Class C Shares (fiscal year ended 10-31)

Per Share Operating Performance	2005	2004	2003	2002	2001
Net asset value, beginning of year	$12.11	$11.50	$9.30	$11.24	$19.99
Income (loss) from investment operations:
Net investment loss[1]	(.07)	(.10)	(.06)	(.10)	(.09)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.19	.71	2.26	(1.84)	(5.36)
Total from investment operations	2.12	.61	2.20	(1.94)	(5.45)
Less Dividends and Distributions:
Distributions from net realized capital gains	-	-	-	-	(3.30)
Total dividends and distributions	-	-	-	-	(3.30)
Net asset value, end of year	$14.23	$12.11	$11.50	$9.30	$11.24
Total return[2]	17.51%	5.30%	23.66%	(17.26)%	(31.17)%
Ratio/Supplemental Data
Net assets, end of year (000)	$12,313	$16,343	$13,053	$12,490	$16,006
Average net assets (000)	$14,130	$17,682	$12,091	$14,897	$18,330
Ratios to average net assets:
Operating expenses, including distribution and service (12b-1) fees	2.22%	2.14%	2.34%	2.21%	2.12%
Operating expenses, excluding distribution and service (12b-1) fees	1.22%	1.14%	1.34%	1.21%	1.12%
Net investment loss	(.54)%	(.81)%	(.60)%	(.92)%	(.68)%

1  Based on average shares outstanding.

2  Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.

Jennison Global Growth Fund

Financial Highlights

Jennison Global Growth Fund: Class Z Shares

Class Z Shares (fiscal year ended 10-31)

Per Share Operating Performance	2005	2004	2003	2002	2001
Net asset value, beginning of year	$13.62	$12.90	$10.32	$12.35	$21.46
Income (loss) from investment operations:
Net investment income[1]	.07	.01	.05	.01	.05
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.48	.79	2.53	(2.04)	(5.86)
Total from investment operations	2.55	.80	2.58	(2.03)	(5.81)
Less Dividends and Distributions:
Dividends from net investment income	-	(.08)	-	-	-
Distributions from net realized capital gains	-	-	-	-	(3.30)
Total dividends and distributions	-	(.08)	-	-	(3.30)
Net asset value, end of year	$16.17	$13.62	$12.90	$10.32	$12.35
Total return[2]	18.72%	6.32%	24.90%	(16.50)%	(30.57)%
Ratio/Supplemental Data
Net assets, end of year (000)	$14,245	$19,635	$36,372	$33,228	$42,562
Average net assets (000)	$16,923	$24,872	$33,443	$40,960	$54,387
Ratios to average net assets:
Operating expenses, including distribution and service (12b-1) fees	1.22%	1.14%	1.34%	1.21%	1.12%
Operating expenses, excluding distribution and service (12b-1) fees	1.22%	1.14%	1.34%	1.21%	1.12%
Net investment income	.47%	.10%	.40%	.08%	.32%

1  Based on average shares outstanding.

2  Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.

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Notes

Jennison Global Growth Fund

Notes

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Notes

Jennison Global Growth Fund

Notes

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Notes

Jennison Global Growth Fund

FOR MORE INFORMATION

Please read this prospectus before you invest in the Series and keep it for future reference. For information or shareholder questions contact:

■  MAIL

Prudential Mutual
Fund Services LLC
PO Box 8098
Philadelphia, PA 19176

■  TELEPHONE

(800) 225-1852
(973) 367-3529 (Calling
from outside the U.S.)

■  WEBSITES

www.jennisondryden.com

www.strategicpartners.com

E-DELIVERY

To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

■  OUTSIDE BROKERS SHOULD CONTACT:

Prudential Investment Management
Services LLC
PO Box 8310
Philadelphia, PA 19176

■  TELEPHONE

(800) 778-8769

You can also obtain copies of Series documents from the Securities and Exchange Commission (SEC) as follows:

■  MAIL

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

■  ELECTRONIC REQUEST

publicinfo@sec.gov
Note: The SEC charges a fee to copy documents

■  IN PERSON

Public Reference Room in Washington, DC
For hours of operation and location, call (202) 942-8090

■  VIA THE INTERNET

on the EDGAR database at http://www.sec.gov

Additional information about the Series' investments is included in the Annual and Semiannual Reports. These reports and the Statement of Additional Information contain additional information. Shareholders may obtain free copies of the SAI, Annual Report and Semiannual Report as well as other information about the Series and may make other shareholder inquiries through the telephone number, address and website listed above.

■  STATEMENT OF ADDITIONAL INFORMATION (SAI)

(incorporated by reference into this prospectus)

■  ANNUAL REPORT

(contains a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal year)

■  SEMIANNUAL REPORT

Jennison Global Growth Fund

Share Class	A	B	C	Z
Nasdaq	PRGAX	PRGLX	PRGCX	PWGZX

CUSIP	743969107	743969206	743969305	743969404

MF115A  The Investment Company Act File Number for Prudential World Fund, Inc. is 811-3981

PROSPECTUS

DECEMBER 30, 2005

STRATEGIC PARTNERS

INTERNATIONAL VALUE FUND

FUND TYPE

International Stock

OBJECTIVE

Long-term growth of capital

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Series' shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

1	Risk/Return Summary

1	Investment Objective and Principal Strategies

1	Principal Risks

3	Evaluating Performance

5	Fees and Expenses

7	How the Series Invests

7	Investment Objective and Policies

9	Other Investments and Strategies

12	Investment Risks

16	How the Series is Managed

16	Board of Directors

16	Manager

16	Subadvisers

17	Portfolio Managers

18	Distributor

18	Disclosure of Portfolio Holdings

19	Series Distributions and Tax Issues

19	Distributions

20	Tax Issues

21	If You Sell or Exchange Your Shares

23	How to Buy, Sell and Exchange Shares of the Series

23	How to Buy Shares

34	How to Sell Your Shares

37	How to Exchange Your Shares

41	Telephone Redemptions and Exchanges

42	Expedited Redemption Privilege

43	Financial Highlights

44	Class A Shares

45	Class B Shares

46	Class C Shares

47	Class Z Shares

For More Information (Back Cover)

Risk/Return Summary

This prospectus provides information about Strategic Partners International Value Fund (the Series), which is a separate diversified series of the Prudential World Fund, Inc. (the Fund). The Fund consists of two additional series - the Dryden International Equity Fund and the Jennison Global Growth Fund. This prospectus relates only to the Series. For information about the two other series, you should contact the Fund.

This section highlights key information about the Series. Additional information follows the summary.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Our investment objective is long-term growth of capital through investment in equity securities of foreign issuers. This means we look for investments that we think will increase in value over a period of years. To achieve our objective, we invest primarily in the common stock and preferred stock of foreign (non-U.S. based) companies of all sizes. Under normal circumstances, we invest at least 65% of the Series' total assets in common stock and preferred stock of foreign companies in at least three different countries, without limit as to the amount of Series assets that may be invested in any single country. We may invest anywhere in the world, including North America, Western Europe, the United Kingdom and the Pacific Basin, but generally not the U.S.

The Series' assets are managed by two subadvisers. Each subadviser uses a value investment style when deciding which securities to buy for the Series. That is, each subadviser invests in stocks that it believes are undervalued, given the issuer's financial and business outlook. When a security is no longer undervalued, or the subadviser believes it cannot maintain its current price, it considers selling that security.

While we make every effort to achieve our objective, we can't guarantee success.

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risks. Since the Series invests primarily in common stock and preferred stock, there is the risk that the value of a particular security could go down. In addition to an individual stock losing value, the value of the equity markets of the countries in which we invest could go down. There is also the additional risk that foreign political, economic and legal systems may be less stable than in the U.S. The changing value of foreign currencies could also affect the value of the assets we hold and our performance. In the case of investments in

We're Value Investors

In deciding which stocks to buy, we use what is known as a value investment style. That is, we invest in stocks that we believe are undervalued, given the company's sales, book value and cash flow.

Strategic Partners International Value Fund 1

Risk/Return Summary

emerging markets securities, these risks are heightened and may result in greater volatility in the value of your investment.

Because the Series may invest a large portion of its assets in a single country or region of the world, the Series' investments can be geographically concentrated. This can result in more pronounced risks based upon economic conditions that impact a single country or region more or less than other countries or regions.

There is also risk involved in the investment strategies we may use. Some of our strategies depend on correctly predicting whether the price or value of an underlying investment will go up or down over a certain period of time. There is always the risk that investments will not perform as we thought they would. Like any mutual fund, an investment in the Series could lose value, and you could lose money. The Series does not represent a complete investment program. For more detailed information about the risks associated with the Series, see "How the Series Invests - Investment Risks."

An investment in the Series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

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EVALUATING PERFORMANCE

A number of factors - including risk - affect how the Series performs. The bar chart shows the Series' performance for each full calendar year of operation. The bar chart and table below demonstrate the risk of investing in the Series by showing how returns can change from year to year and by showing how the Series' average annual total returns for 1 year, 5 years and since inception compared with a stock index and a group of similar mutual funds. Past performance, before and after taxes, is not an indication that the Series will achieve similar results in the future.

Annual Total Returns (Class Z shares)1

BEST QUARTER: 19.76% (2nd quarter of 2003) WORST QUARTER: –21.61% (3rd quarter of 2002)

1  These annual total returns do not include sales charges. If sales charges were included, the annual total returns would be lower than those shown.

Strategic Partners International Value Fund 3

Risk/Return Summary

Average Annual Returns1 (as of 12/31/04)

Return Before Taxes	One Year	Five Years		Ten Years	Since Inception
Class A shares	9.35%	–	2.66%	N/A	4.59%	(since 9-23-96)
Class B shares	9.89	–	2.48	N/A	4.51	(since 9-23-96)
Class C shares	13.88	–	2.28	N/A	4.52	(since 9-23-96)
Class Z Shares
Return Before Taxes	16.04	–	1.32	6.51%	8.65	(since 11-5-92)
Return After Taxes on Distributions[2]	15.58	–	1.81	5.79	7.91	(since 11-5-92)
Return After Taxes on Distributions and Sales of Series Shares[2,5]	10.41	–	1.14	5.20	7.12	(since 11-5-92)
Index (reflects no deduction for fees, expenses or taxes)
MSCI EAFE Index[3]	20.25	–	1.13	5.62	[3]
Lipper Average[4]	15.82	–	3.89	5.74	[4]

1  The Series' returns are after deduction of sales charges and expenses. Without the distribution and service (12b-1) fee waiver for Class A shares of 0.05% and the voluntary undertaking by the Manager to reimburse the Series in order to limit operating expenses (including interest, taxes, and brokerage commissions) to 1.61% of the average daily net assets of the Class A shares, the returns for Class A shares would have been lower.

2  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Series shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class Z shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Series will achieve similar results in the future.

3  The Morgan Stanley Capital International (MCSI) EAFE® Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australia and the Far East. These returns do not include the effect of any sales charges or operating expenses or taxes. These returns would be lower if they included the effect of sales charges and operating expenses and taxes. MSCI EAFE® Index returns since inception of each class are 4.93% for Class A, 4.93% for Class B, 4.93% for Class C and 7.84% for Class Z shares. Source: Lipper, Inc.

4  The Lipper International Large-Cap Core Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper International Large-Cap Core Funds category. Funds in the Lipper Average invest at least 75% of their equity assets in companies strictly outside of the United States with market capitalizations (on a three-year weighted basis) greater than the 250th largest company in the S&P/Citigroup World ex-U.S. Broad Market Index. Large-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P/Citigroup World ex-U.S. BMI. These returns would be lower if they included the effect of sales charges and operating expenses and taxes. Lipper returns since the inception of each class are 4.73% for Class A, 4.73% for Class B, 4.73% for Class C and 8.05% for Class Z shares. Source: Lipper, Inc.

5  The "Return After Taxes on Distributions and Sale of Series Shares" may be higher than certain return figures because when a capital loss occurs upon the redemption of Series shares, a tax deduction is provided that benefits the investor.

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FEES AND EXPENSES

These tables show the sales charges, fees and expenses that you may pay if you buy and hold shares of each share class of the Series - Classes A, B, C and Z. Each share class has different sales charges - known as "loads" - and expenses, but represents an investment in the same series. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Series."

Shareholder Fees1 (paid directly from your investment)

	Class A	Class B	Class C	Class Z
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.5%	None	None	None
Maximum deferred sales charge (load) imposed on sales (as a percentage of the lower of original purchase price or sale proceeds)	1%[2]	5%[3]	1%[4]	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None	None
Redemption fees	None	None	None	None
Exchange fee	None	None	None	None

Annual Fund Operating Expenses (deducted from Series assets)

	Class A	Class B	Class C	Class Z
Management fees[6]	.99%	.99%	.99%	.99%
+ Distribution and service (12b-1) fees	.30%[5]	1.00%	1.00%	None
+ Other expenses	.38%	.38%	.38%	.38%
= Total annual Series operating expenses	1.67%	2.37%	2.37%	1.37%
– Fee waiver	.05%[5]	None	None	None
= Net annual Series operating expenses	1.62%[5]	2.37%	2.37%	1.37%

1  Your broker may charge you a separate or additional fee for purchases and sales of shares.

2  Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are not subject to an initial sales charge, but are subject to a contingent deferred sales charge (CDSC) of 1%. The CDSC is waived for purchases by certain retirement or benefit plans affiliated with Prudential Financial, Inc. (Prudential).

3  The CDSC for Class B shares decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares approximately seven years after purchase.

4  The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase.

5  The Distributor of the Series has contractually agreed through February 28, 2007 to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares. Effective August 1, 2005, the Manager of the Series has voluntarily agreed to reimburse the Series in order to limit operating expenses (excluding interest, taxes and brokerage commissions) to 1.61% of the average daily net assets of the Class A shares.

6  Prudential Investments LLC agreed, effective August 1, 2005, to reduce the Series' management fee rate whereby the management fee, as a percentage of the Series' average daily net assets, is as follows: 1.00% to $300 million, 0.95% of the next $700 million, and 0.90% on $1 billion and over. Had this reduced management fee rate been in effect during the entire fiscal year ended October 31, 2005, the management fee paid by the Series would have been 0.99% of average annual net assets.

Strategic Partners International Value Fund 5

Risk/Return Summary

Example

This example is intended to help you compare the fees and expenses of the Series' different share classes and the cost of investing in the Series with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Series for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series' operating expenses remain the same except for any contractual distribution and service (12b-1) fee waivers and overall expense limitations that may be in effect. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A shares	$706	$1,043	$1,403	$2,414
Class B shares	740	1,039	1,365	2,451
Class C shares	340	739	1,265	2,706
Class Z shares	139	434	750	1,646

You would pay the following expenses on the same investment if you did not sell your shares:

	One Year	Three Years	Five Years	Ten Years
Class A shares	$706	$1,043	$1,403	$2,414
Class B shares	240	739	1,265	2,451
Class C shares	240	739	1,265	2,706
Class Z shares	139	434	750	1,646

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How the Series Invests

INVESTMENT OBJECTIVE AND POLICIES

The investment objective of the Series is to seek long-term growth of capital through investment in equity securities of foreign issuers. This means we seek investments - primarily the common stock and preferred stock of foreign (non-U.S. based) companies of all sizes - that will increase in value over a period of years. A company is considered to be a foreign company if it satisfies at least one of the following criteria:

■  its securities are traded principally on stock exchanges in one or more foreign countries;

■  it derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more foreign countries;

■  it maintains 50% or more of its assets in one or more foreign countries;

■  it is organized under the laws of a foreign country; or

■  its principal executive office is located in a foreign country.

While we make every effort to achieve our objective, we can't guarantee success.

In selecting securities for the Series, each subadviser follows a value style of investing, but utilizes different strategies in deciding which securities to buy:

LSV Asset Management (LSV) utilizes a deep value investment style. LSV uses proprietary investment models to manage its portion of the Series in a bottom-up security selection approach combined with overall portfolio risk management. The primary components of the investment models are: 1) indicators of fundamental undervaluation, such as high dividend yield, low price-to-cash flow ratio or low price-to-earnings ratio, 2) indicators of past negative market sentiment, such as poor past stock price performance, 3) indicators of recent momentum, such as high recent stock price performance, and 4) control of incremental risk relative to the benchmark index. All such indicators are measured relative to the overall universe of non-US, developed market equities. This investment strategy can be described as a "contrarian value" approach. The objective of the strategy is to outperform the unhedged U.S. Dollar total return (net of foreign dividend withholding taxes) of the MSCI EAFE Index.

Thornburg Investment Management (Thornburg) utilizes a relative value investment style. Thornburg uses a bottom-up investment process which looks to identify promising companies selling at a discount to their intrinsic value.

Under normal conditions, we intend to invest at least 65% of our total assets in the common stock and preferred stock of non-U.S. companies in at least three foreign countries, without limit as to the amount of Series assets that may be invested in any single country. We may invest anywhere in the world, including North America, Western Europe, the United Kingdom and the Pacific Basin, but generally not the U.S. However, under unusual market conditions, on a temporary basis, we may

Strategic Partners International Value Fund 7

How the Series Invests

invest up to 100% of the Series' total assets in the stock and other equity-related securities of U.S. companies. Thus, the Series may not be able to achieve its investment objective for that period.

The Series may also invest in American Depositary Receipts (ADRs). ADRs are certificates that represent an equity investment in a foreign company or some other foreign issuer. ADRs are usually issued by a U.S. bank or trust company and are valued in U.S. dollars. We consider ADRs to be equity-related securities.

Generally, we consider selling a security when we believe the security is no longer undervalued, or it cannot maintain its current price.

For more information, see "Investment Risks" and the Statement of Additional Information (SAI), "Description of the Series, Their Investments and Risks." The SAI contains additional information about the Series. To obtain a copy, see the back cover page of this prospectus.

The Series' investment objective is a fundamental policy that cannot be changed without shareholder approval. The Fund's Board of Directors (the Board) can change investment policies that are not fundamental.

Division of Assets

Strategy. Under normal conditions, there will be an approximately equal division of the Series' assets between its two subadvisers. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will be divided between the two subadvisers as the Manager (Prudential Investments LLC or PI) deems appropriate. There will be a periodic rebalancing of each segment's assets to take account of market fluctuations in order to maintain the approximately equal allocation. As a consequence, the Manager may allocate assets from the portfolio segment that has appreciated more to the other.

Impact of Reallocations. Reallocations may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because each subadviser selects portfolio securities independently, it is possible that a security held by one portfolio segment may also be held by the other portfolio segment or that the two subadvisers may simultaneously favor the same industry or issuer. The Manager will monitor the Series' overall portfolio to ensure that any such overlaps do not create an unintended industry concentration and to ensure issuer diversification. In addition, if one subadviser buys a security as the other subadviser sells it, the net position of the Series in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase, but the Series will have incurred

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additional costs. The Manager will consider these costs in determining the allocation of assets. The Manager will consider the timing of reallocation based upon the best interests of the Series and its shareholders. To maintain the Series' federal income tax status as a regulated investment company, the Manager may also have to sell securities on a periodic basis and the Series could realize capital gains that would not otherwise have occurred.

OTHER INVESTMENTS AND STRATEGIES

While the Series invests primarily in common stock and preferred stock, it may invest in other securities or use certain investment strategies to increase returns or protect its assets if market conditions warrant.

Equity-Related Securities

These include common stock, preferred stock or securities that may be converted into or exchanged for common stock - known as convertible securities - like rights and warrants. The Series may also invest in ADRs, which we consider to be equity-related securities. Certain ADR programs are established without the participation of the foreign issuer and as a result, there may be less information available about the foreign issuer.

Money Market Instruments, Bonds and Other Fixed-Income Securities

Money market instruments and bonds are known as fixed-income securities because issuers of these securities are obligated to pay interest and principal. Typically, fixed-income securities don't increase or decrease in value in relation to an issuer's financial condition or business prospects as stocks may, although their value does fluctuate inversely to changes in interest rates generally and directly in relation to their perceived credit quality. Corporations and governments issue money market instruments and bonds to raise money. The Series may buy obligations of companies, foreign countries or the U.S. Government. Money market instruments include the commercial paper and short-term obligations of foreign and domestic corporations, banks, governments and their agencies.

If we believe it is necessary, we may temporarily invest up to 100% of the Series' total assets in money market instruments. Investing heavily in these securities limits our ability to achieve capital appreciation, and therefore our investment objective, but may help to preserve the Series' assets when international markets are unstable.

Generally, the Series will purchase only "investment-grade" commercial paper and bonds. This means the commercial paper and bonds have received one of the four highest quality ratings determined by Moody's Investors Service, Inc. (Moody's), or Standard & Poor's Ratings Services (S&P), or one of the other nationally recognized

Strategic Partners International Value Fund 9

How the Series Invests

statistical rating organizations (NRSROs). On occasion, the Series may buy instruments that are not rated, but that are of comparable quality to the investment-grade bonds described above. In addition, the Series may invest up to 5% of its assets in lower-rated instruments that are more speculative, including high-yield or "junk" bonds. For more information about bonds and bond ratings, see the SAI, "Appendix I - Description of Security Ratings."

Repurchase Agreements

The Series may also use repurchase agreements, pursuant to which a party agrees to sell a security to the Series and then repurchase it at an agreed-upon price at a stated time. This creates a fixed return for the Series, and is, in effect, a loan by the Series. The Series uses repurchase agreements for cash management purposes only.

Derivative Strategies

We may use alternative investment strategies - including derivatives - to try to improve the Series' returns. We may also use hedging techniques to try to protect the Series' assets. We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Series will not lose money. Derivatives - such as futures, options, foreign currency forward contracts, options on futures and swaps - involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment - a security, market index, currency, interest rate or some other asset, rate or index - will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return, taking into account the Series' overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives we may use may not match or correspond exactly with the Series' actual portfolio holdings. In particular, this will be the case when we use derivatives for return enhancement. Derivatives that involve leverage could magnify losses.

Options

The Series may purchase and sell put and call options on equity securities, stock indices and foreign currencies that are traded on U.S. or foreign securities exchanges, on Nasdaq or in the over-the-counter market. An option gives the purchaser the right to buy or sell securities or currencies in exchange for a premium. The Series will sell only covered options. Covered options are described in the SAI under "Description of the Series, Their Investments and Risks - Risk Management and Return Enhancement Strategies."

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Futures Contracts and Related Options, Foreign Currency Forward Contracts

The Series may purchase and sell stock and bond index futures contracts and related options on stock and bond index futures. The Series also may purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts. A futures contract is an exchange-traded agreement to buy or sell a set quantity of an underlying product at a future date or to make or receive a cash payment based on the value of a securities index on a stipulated future date. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the index, margin is uniform, a clearing corporation or an exchange is the counterparty and the Series makes daily margin payments based on price movements in the index. The Series may also enter into foreign currency forward contracts to protect the value of its assets against future changes in the level of foreign exchange rates. A foreign currency forward contract is an over-the-counter obligation to buy or sell a given currency on a future date at a set price. Delivery of the underlying currency is expected and the terms are individually negotiated. The counterparty is not a clearing corporation or an exchange and payment on the contract is made upon delivery, rather than daily.

For more information about these strategies, see the SAI, "Description of the Series, Their Investments and Risks - Risk Management and Return Enhancement Strategies."

Swaps

The Series may invest in index, interest rate, credit, long and short credit default, currency and total return swap agreements (or a combination of these swap agreements or other similar swap agreements or options on swap agreements). The swap may, among other things, preserve a return or spread on a particular investment or portion of the Series, or protect against any increase in the price of securities the Series anticipates purchasing at a later date or transfer or allocate credit risk. The Series may also enter into options on swap agreements.

Portfolio Turnover

As a result of the investment policies described above, the Series may engage in a substantial number of portfolio transactions. The portfolio turnover rates for the Fund for the fiscal years ended October 31, 2005 and 2004 were 121% and 24%, respectively. The portfolio turnover rate is generally the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities, including options, whose maturities or expiration date at acquisition were one year or less) by the monthly average value of the portfolio. High portfolio turnover (100% or more) involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the Series. In addition, high portfolio turnover may also mean that a proportionately greater

Strategic Partners International Value Fund 11

How the Series Invests

amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover.

Additional Strategies

The Series follows certain policies when it borrows money (the Series can borrow up to 20% of the value of its total assets for temporary, extraordinary or emergency purposes or for the clearance of transactions and may pledge up to 20% of the value of its total assets to secure these borrowings); lends its securities to others for cash management purposes (the Series will not lend more than 331/3% of the value of its total assets, which for this Strategic Partners International Value Fund purpose includes the value of any collateral received in the transaction); and holds illiquid securities (the Series may hold up to 15% of its net assets in illiquid securities, including restricted securities with legal or contractual restrictions, those without a readily available market and repurchase agreements with maturities longer than seven days). The Series is subject to certain investment restrictions that are fundamental policies, which means that they cannot be changed without shareholder approval. For more information about these restrictions, see "Investment Restrictions" in the SAI.

INVESTMENT RISKS

As noted previously, all investments involve risk, and investing in the Series is no exception. This chart outlines the key risks and potential rewards of the principal investments the Series may make. Unless otherwise noted, the Series' ability to engage in a particular type of investment is expressed as a percentage of total assets. For more information, see "Description of the Series, Their Investments and Risks" in the SAI.

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Investment Type

% of Series' Total Assets	Risks	Potential Rewards
Foreign securities in general At least 65%; up to 100%	■ Foreign markets, economies and political systems, particularly those in developing countries, may not be as stable as in the U.S.
■ Currency risk - the risk that the values of foreign currencies will decline
■ May be less liquid than U.S. stocks and bonds
■ Differences in foreign laws, accounting standards and public information and custody and settlement practices may result in less reliable information on foreign investments and involve more risk
■ Investment in emerging markets securities are subject to greater volatility and price declines	■ Investors can participate in the growth of foreign markets through the Series' investments in companies operating in those markets
■ May profit from changing values of foreign currencies
■ Opportunities for diversification

Common stocks and other equity-related securities At least 65%; up to 100% Up to 100% in U.S. equities on a temporary basis	■ Individual stocks could lose value
■ The equity markets could go down, resulting in a decline in value of the Series' investments
■ Companies that normally pay dividends may not do so if they don't have profits or adequate cash flow
■ Changes in economic or political conditions, both domestic and international, may result in a decline in value of the Series' investments	■ Historically, stocks have outperformed other investments over the long term
■ Generally, economic growth leads to higher corporate profits, which lead to an increase in stock prices, known as capital appreciation
■ May be a source of dividend income

Strategic Partners International Value Fund 13

How the Series Invests

Investment Type (cont'd)

% of Series' Total Assets	Risks	Potential Rewards
Investment-grade bonds Up to 35%	■ Credit risk - the risk that the borrower can't pay back the money borrowed or make interest payments
■ Market risk - the risk that bonds or other debt instruments may lose value in the market because interest rates change or there is a lack of confidence in the borrower
■ Investment rate risk - the risk that the value of most bonds will fall when interest rates rise. The longer a bond's maturity and the lower its credit quality, the more its value typically falls. It can lead to price volatility	■ A source of regular interest income
■ Generally more secure than stocks since companies must pay their debts before they pay dividends
■ Most bonds will rise in value when interest rates fall
■ Principal and interest on government securities may be guaranteed by the issuing government

Derivatives Percentage varies	■ The value of derivatives (such as futures and options) that are used to hedge a portfolio security is generally determined independently from that security and could result in a loss to the Series when the price movement of a derivative used as a hedge does not correlate with a change in the value of the portfolio security
■ Derivatives may not have the effects intended and may result in losses or missed opportunities
■ The counterparty to a derivatives contract could default
■ Derivatives can increase share price volatility and those that involve leverage could magnify losses
■ Certain types of derivatives involve costs that can reduce returns	■ Derivatives could make money and protect against losses if the investment analysis proves correct
■ Derivatives that involve leverage could generate substantial gains at low cost
■ One way to manage the Series' risk/return balance is by locking in the value of an investment ahead of time
■ Hedges that correlate well with an underlying position can reduce or eliminate the volatility of investment income or capital gains at low cost

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Investment Type (cont'd)

% of Series' Total Assets	Risks	Potential Rewards
Illiquid securities Up to 15% of net assets	■ May be difficult to value precisely ■ May be difficult to sell at the time or price desired	■ May offer a more attractive yield or potential for growth than more widely traded securities

Money market instruments Up to 100% on a temporary basis	■ Limits potential for capital appreciation and achieving our investment objective
■ Credit risk - the risk that the default of an issuer would leave the Series with unpaid interest or principal
	■ Market risk - the risk that the market value of an investment may move up or down. Market risk may affect an industry, a sector or the market as a whole	■ May preserve the Series' assets

Strategic Partners International Value Fund 15

How the Series is Managed

BOARD OF DIRECTORS

The Fund's Board oversees the actions of the Manager, Subadviser and Distributor and decides on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business operations of the Series.

MANAGER

Prudential Investments LLC (PI or the Manager)
100 Mulberry Street, Gateway Center Three
Newark, NJ 07102

Under a management agreement with the Fund, PI manages the Fund's investment operations and administers its business affairs. PI also is responsible for supervising the Series' Subadviser. For the fiscal year ended October 31, 2005, the Series paid management fees of .99% of the average daily net assets of the Series.

PI and its predecessors have served as manager or administrator to investment companies since 1987. As of September 30, 2005 PI, a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential), served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as the administrator to closed-end investment companies, with aggregate assets of approximately $93.8 billion.

Subject to the supervision of the Board, PI is responsible for conducting the initial review of prospective subadvisers for the Series. In evaluating a prospective subadviser, PI considers many factors, including the firm's experience, investment philosophy and historical performance. PI is also responsible for monitoring the performance of the Series' Subadviser.

PI and the Fund operate under an exemptive order (the Order) from the Securities and Exchange Commission (SEC or the Commission) that generally permits PI to enter into or amend agreements with subadvisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Board must approve any new or amended agreements with a subadviser. Shareholders of the Series still have the right to terminate these agreements at any time by a vote of the majority of outstanding shares of the Series. The Series will notify shareholders of any new subadviser or material amendments to subadvisory agreements pursuant to the Order.

SUBADVISERS

LSV Asset Management (LSV) and Thornburg Investment Management, Inc. (Thornburg) are the Subadvisers to the Series, and have served as such since December 14, 2004. Prior to December 14, 2004, the Subadviser to the Series was Bank of Ireland Asset Management (U.S.) Limited. PI has responsibility for all

16 Visit our website at www.strategicpartners.com

investment advisory services, supervises LSV and Thornburg and pays LSV and Thornburg for their services.

LSV was formed in 1994, and is a quantitative value equity manager providing active asset management for institutional clients through the application of proprietary models. As of September 30, 2005, LSV had approximately $46.7 billion in assets under management. LSV's address is One North Wacker Drive, Suite 4000, Chicago, Illinois 60606.

Thornburg is an independent, employee-owned investment management firm located in Santa Fe, New Mexico. The firm was founded in 1982 and began providing investment management services to clients in 1984. Thornburg uses a fundamental, bottom-up approach to investing which centers on the intrinsic value of each investment. Thornburg advises the Thornburg family of mutual funds and manages separate portfolios for select individuals and institutions. As of September 30, 2005, Thornburg had approximately $16.15 billion in assets under management. Thornburg's address is 119 East Marcy Street, Santa Fe, New Mexico 87501.

A discussion regarding the basis for the Board's approval of the Series' investment advisory agreements is available in the Fund's annual report (for any agreements approved during the six-month period ended October 31, 2005) and will be available in the Series' semi-annual report (for any agreements approved during the six-month period ended April 30, 2006).

PORTFOLIO MANAGERS

Josef Lakonishok, Robert Vishny and Menno Vermuelen, CFA serve as co-portfolio managers for the segment of the Series advised by LSV. Mr. Lakonishok has served as CEO, Partner and Portfolio Manager for LSV since its founding in 1994. He has more than 25 years of investment and research experience. In addition to his duties at LSV, Mr. Lakonishok serves as the William G. Karnes Professor of Finance at the University of Illinois at Urbana-Champaign. Mr. Vishny has served as a Partner and Portfolio Manager of LSV since its founding in 1994. He has more than 18 years of investment and research experience. In addition to his duties at LSV, Mr. Vishny serves as the Eric J. Gleacher Professor of Finance at the University of Chicago. Mr. Vermuelen has served as a Portfolio Manager and Senior Quantitative Analyst of LSV since 1995 and a Partner since 1998. He has more than 13 years of investment experience. Prior to joining LSV, Mr. Vermuelen served as a portfolio manager for ABP Investments. Messrs. Lakonishok, Vishny and Vermuelen have managed the segment of the Series advised by LSV since LSV became a subadviser to the Series in December 2004.

William V. Fries, CFA, a Managing Director of Thornburg, and Wendy Trevisani, also a Managing Director of Thornburg, are the portfolio managers for the segment of the Series advised by Thornburg. Mr. Fries serves as the lead portfolio manager for the segment of the Series advised by Thornburg. Before joining Thornburg in May 1995, Mr. Fries managed equity mutual funds for 16 years with another mutual fund

Strategic Partners International Value Fund 17

How the Series is Managed

management company. Mr. Fries has managed the segment of the Series advised by Thornburg since Thornburg became a subadviser to the Series in December 2004. Before joining Thornburg in March 1999, Ms. Trevisani served as an institutional sales representative for Salomon Smith Barney in both New York City and London. Ms. Trevisani holds an MBA degree with a concentration in Finance from Columbia University, and a BA in International Relations from Bucknell University.

The SAI provides additional information about the portfolio managers compensation, other accounts managed by them, and their ownership of securities in the Series.

DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS or the Distributor) distributes the Series' shares under a Distribution Agreement with the Fund. The Fund has Distribution and Service Plans (the Plans) under Rule 12b-1 of the Investment Company Act of 1940, as amended (the 1940 Act), as applicable to the Series' shares. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Series' Class A, B, C and Z shares, and provides certain shareholder support services. The Series pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z. These fees - known as 12b-1 fees - are shown in the "Fees and Expenses" tables. Class A, Class B and Class C shares are subject to a 12b-1 fee of .30%, 1% and 1%, respectively. Because these fees are paid from the Series' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of the Series' portfolio securities is described in the Series' SAI and on the Fund's website at www.strategicpartners.com. The Series will provide a full list of the Series' portfolio holdings as of the end of each calendar month on its website within 60 days after the end of the month. In addition, the Series may release the Series' top ten holdings, sector and country breakdowns, and largest industries on a quarterly basis. Such information will be posted to the Series' website no earlier than 15 days after the end of each calendar quarter, and will be available on the Series' website until replaced at the end of the next quarter. These postings can be located at www.strategicpartners.com.

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Series Distributions and Tax Issues

DISTRIBUTIONS

Investors who buy shares of the Series should be aware of some important tax issues. For example, the Series distributes dividends of income net investment and realized net capital gains, if any, to shareholders. These distributions are subject to income taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA) or some other qualified or tax-deferred plan or account. Dividends and distributions from the Series may also be subject to state and local income taxes.

Also, if you sell shares of the Series for a profit, you may have to pay capital gains taxes on the amount of your profit unless you hold your shares in a qualified or tax-deferred plan or account.

The following briefly discusses some of the important federal tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

The Series distributes dividends of any net investment income to shareholders, typically once a year. For example, if the Series owns ACME Corp. stock and the stock pays a dividend, the Series will pay out a portion of this dividend to its shareholders, assuming the Series' income is more than its costs and expenses. The dividends you receive from the Series will be subject to taxation, whether or not they are reinvested in the Series.

The Series also distributes any realized net capital gains to shareholders - typically once a year. Capital gains are generated when the Fund sells its assets for a profit. For example, if the Series bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Series has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Series' remaining total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Series holds the security - if the Series holds a security for more than one year before selling it, any gain is treated as long-term capital gain which, if received before January 1, 2009, is generally taxed at a maximum rate of 15% provided that the fund distributes the net capital gain to non-corporate U.S. shareholders. If the Series holds the security for one year or less, any gain is treated as short-term capital gain which is taxed at rates applicable to ordinary income. Different rates apply to corporate shareholders.

Certain dividends received by individuals and other non-corporate shareholders that are designated as qualified dividend income may be eligible for the maximum 15% tax rate applicable to long-term capital gain if received prior to January 1, 2009. Also, a portion of the dividends paid to corporate shareholders of the Series will be eligible for the 70% dividends received deduction to the extent the Series' income is derived from certain dividends received from U.S. corporations.

Strategic Partners International Value Fund 19

Series Distributions and Tax Issues

For your convenience, Series distributions of dividends and net capital gains are automatically reinvested in the Series without any sales charge. If you ask us to pay the distributions in cash, we will wire the distribution to your bank account instead of purchasing more shares of the Series. Either way, the distributions will be subject to income taxes unless your shares are held in a qualified or tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.

TAX ISSUES
Form 1099

Every year, you will receive a Form 1099, which reports the amount of taxable dividends and capital gains we distributed to you during the prior year, unless you own shares of the Series as part of a qualified or tax-deferred plan or account. If you do own shares of the Series as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099 annually, but instead you will receive a Form 1099 when you take any distributions from your qualified or tax-deferred plan or account.

Series distributions and taxable income are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends in the October, November or December of a calendar year and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year.

Withholding Taxes

If federal tax law requires you to provide the Series with your tax identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury a portion (currently 28%) of your distributions and sale proceeds.

Taxation of Foreign Shareholders

For a discussion regarding the taxation of foreign shareholders, please see the SAI "Taxes, Dividends and Distributions - Foreign Shareholders."

If You Purchase Just Before Record Date

If you buy shares of the Series just before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. As explained above, the distribution may be subject to taxes. You may think you've done well, since you bought shares one day and soon thereafter received a distribution. That is not so because when dividends are paid out, the value of each share of the Series decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Series also will be

20 Visit our website at www.strategicpartners.com

affected by the market changes, if any. The distribution you receive makes up for the decrease in share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.

Qualified or Tax-Deferred Retirement Plans

Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax free. Please contact your financial adviser for information on a variety of retirement plans offered by Prudential.

IF YOU SELL OR EXCHANGE YOUR SHARES

If you sell any shares of the Series for a profit, you will have realized a capital gain, which is subject to tax unless you hold shares in a qualified or tax-deferred plan or account. The amount of tax you pay depends on how long you owned your shares and when you bought them. If you sell shares of the Series for a loss, you may have a capital loss, which you may use to offset certain capital gains you have.

If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before the sale and ending 30 days after the sale of the shares). If you acquire shares of the Series and sell your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.

Exchanging your shares of the Series for the shares of another JennisonDryden or Strategic Partners mutual fund is considered a sale for tax purposes. In other words, it's a "taxable event." Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.

Any gain or loss you may have from selling or exchanging Series shares will not be reported on Form 1099. However, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified or tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell - or exchange - Series shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

Strategic Partners International Value Fund 21

Series Distributions and Tax Issues

Automatic Conversion of Class B Shares

We have obtained a legal opinion that the conversion of Class B shares into Class A shares - which happens automatically approximately seven years after purchase - is not a "taxable event". This opinion, however, is not binding on the IRS. For more information about the automatic conversion of Class B shares, see "Class B Shares Automatically Convert to Class A Shares After Approximately Seven Years" in the next section.

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How to Buy, Sell and
Exchange Shares of the Series

HOW TO BUY SHARES

In order to buy shares of the Series, the following steps need to be taken: STEP 1: Open an Account; STEP 2: Choose a Share Class; STEP 3: Understanding the Price You'll Pay; and STEP 4: Additional Shareholder Services. Each of these steps is described below.

Step 1: Open an Account

If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Series for you, call Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent) at (800) 225-1852 or contact:

Prudential Mutual Fund Services LLC
Attn: Investment Services
P.O. Box 8179
Philadelphia, PA 19176

You may purchase shares by check or wire. We do not accept cash or money orders. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. We have the right to reject any purchase order (including an exchange into the Series) or suspend or modify the Series' sale of its shares, including due to failure by you to provide additional information, such as information needed to verify the source of funds used to purchase shares and your identity or the identity of any underlying beneficial owners of your shares.

With certain limited exceptions, shares of the Series are only available to be sold in the United States, U.S. Virgin Islands, Puerto Rico and Guam.

Step 2: Choose a Share Class

Individual investors can choose among Class A, Class B, Class C and Class Z shares of the Series, although Class Z shares are available only to a limited group of investors.

Multiple share classes let you choose a cost structure that meets your needs:

■  Class A shares purchased in amounts of less than $1 million require you to pay a sales charge at the time of purchase, but the operating expenses of Class A shares are lower than the operating expenses of Class B and Class C shares. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%, but are not subject to an initial sales charge. The CDSC is waived for purchases by certain retirement or benefit plans affiliated with Prudential.

■  Class B shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within six years (that is why it is called a CDSC). The operating expenses of Class B shares are higher than the operating expenses of Class A shares.

Strategic Partners International Value Fund 23

How to Buy, Sell and
Exchange Shares of the Series

■  Class C shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within 12 months of purchase. The operating expenses of Class C shares are higher than the operating expenses of Class A shares.

When choosing a share class, you should consider the following factors:

■  The amount of your investment and any previous or planned future investments, which may qualify you for reduced sales charges for Class A shares under Rights of Accumulation or a Letter of Intent.

■  The length of time you expect to hold the shares and the impact of varying distribution fees. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For this reason, Class C shares are generally appropriate only for investors who plan to hold their shares for no more than 3 years.

■  The different sales charges that apply to each share class - Class A's front-end sales charge vs. Class B's CDSC vs. Class C's low CDSC.

■  The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase.

■  Class B shares purchased in amounts greater than $100,000 are generally less advantageous than purchasing Class A shares. Purchases of Class B shares exceeding this amount generally will not be accepted.

■  Class C shares purchased in single amounts greater than $1 million are generally less advantageous than purchasing Class A shares. Purchases of Class C shares above this amount generally will not be accepted.

■  Because Class Z shares have lower operating expenses than Class A, Class B or Class C shares, you should consider whether you are eligible to purchase Class Z shares.

See "How to Sell Your Shares" for a description of the impact of CDSCs.

Some investors purchase or sell shares of the Series through financial intermediaries and omnibus accounts maintained by brokers that aggregate the orders of multiple investors and forward the aggregate orders to the Series. The series has advised each financial intermediary and broker of the share class guidelines explained above, and it is their responsibility to monitor and enforce these guidelines with respect to shareholders purchasing shares through financial intermediaries or omnibus accounts. You should consult your financial intermediary or broker for assistance in choosing a class.

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Share Class Comparison. Use this chart to help you compare the Series' different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.

	Class A	Class B		Class C	Class Z
Minimum purchase amount[1]	$1,000	$1,000		$2,500	None
Minimum amount for subsequent purchases[1]	$100	$100		$100	None
Maximum initial sales charge	5.5% of the public offering price	None		None	None
Contingent Deferred Sales Charge (CDSC)[2]	1%[3]	If sold during: Year 1 Year 2 Year 3 Year 4 Year 5/6 Year 7	5% 4% 3% 2% 1% 0%	1% on sales made within 12 months of purchase[2]	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)[4]	.30 of 1%	1%		1%	None

1  The minimum initial investment requirements do not apply to certain retirement and employee savings plans and custodial accounts for minors. The minimum investment for purchases made through the Automatic Investment Plan is $50. For more information, see "Step 4: Additional Shareholder Services - Automatic Investment Plan."

2  For more information about the CDSC and how it is calculated, see "Contingent Deferred Sales Charges (CDSC)."

3  Investors who purchase $1 million or more of Class A shares and redeem those shares within 12 months of purchase are subject to a CDSC of 1%, but are not subject to an initial sales charge. The CDSC is waived for purchases by certain retirement or benefit plans affiliated with Prudential.

4  These distribution and service (12b-1) fees are paid from the Series' assets on a continuous basis. The service fee for each of Class A, Class B and Class C shares is .25 of 1%. The distribution fee for Class A shares is limited to .30 of 1% (including the .25 of 1% service fee) and is .75 of 1% for each of Class B and Class C shares. The Distributor of the Series has contractually agreed through February 28, 2007 to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares.

Strategic Partners International Value Fund 25

How to Buy, Sell and
Exchange Shares of the Series

Reducing or Waiving Class A's Initial Sales Charge

The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

Increase the Amount of Your Investment. You can reduce Class A's initial sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases.

Amount of Purchase	Sales Charge as % of Offering Price	Sales Charge as % of Amount Invested	Dealer Allowance
Less than $25,000	5.50%	5.82%	5.00%
$25,000 to $49,999	5.00	5.26	4.50
$50,000 to $99,999	4.50	4.71	4.00
$100,000 to $249,999	3.75	3.90	3.25
$250,000 to $499,999	2.75	2.83	2.50
$500,000 to $999,999	2.00	2.04	1.75
$1 million to $4,999,999*	None	None	1.00	**

*  If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy Class Z shares. If you purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase you will be subject to a 1% CDSC, although you will not be subject to an initial sales charge. (The CDSC is waived for purchases by certain retirement or benefit plans).

**  For investments of $5 million to $9,999,999, the dealer reallowance is 0.50%. For investments of $10 million and over, the dealer reallowance is 0.25%.

To satisfy the purchase amounts above, you can:

■  Use your Rights of Accumulation, which allow you or an eligible group of related investors to combine (1) the current value of JennisonDryden or Strategic Partners mutual fund shares you or the group already own (2) the value of money market shares you or an eligible group of related investors have received for shares of other JennisonDryden or Strategic Partners mutual funds in an exchange transaction and (3) the value of the shares you or an eligible group of related investors are purchasing, or

■  Sign a Letter of Intent, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Series and other JennisonDryden or Strategic Partners mutual funds within 13 months, or

■  Use your Combined Purchase and Cumulative Purchase Privilege, which allows you and an eligible group of related investors to combine the value of Class A shares of this Series with the value of Class A shares of other JennisonDryden or Strategic Partners mutual funds that you or the group are purchasing at the same time.

Note: Class Z shares cannot be aggregated with any other share class for purposes of reducing or waiving Class A's initial sales charge.

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Definition of Eligible Group of Related Investors:

■  All accounts held in your name (alone or with other account holders) and taxpayer identification number (TIN)

■  Accounts held in your spouse's name (alone or with other account holders) and TIN (see definition of spouse below)

■  Accounts for your children or your spouse's children including children for whom you and/or your spouse are legal guardian (e.g., UGMAs and UTMAs)

■  Accounts in the name and TINs of your parents

■  Trusts with you, your spouse, your children, your spouse's children, and/or your parents as the beneficiaries

■  With limited exclusions, accounts with the same address

■  Exclusions include, but are not limited to:

■  addresses for brokerage firms and other intermediaries

■  Post Office Boxes

■  Accounts held in the name of a company controlled by you (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners), including employee benefit plans of the company where the accounts are held in the plan's TIN.

Definition of Spouse:

The person to whom you are legally married.

We also consider your spouse to include the following:

■  An individual of the same gender with whom you have been joined in a civil union, or legal contract similar to marriage;

■  A domestic partner, who is an individual (including one of the same gender) with whom you have shared a primary residence for at least six months, in a relationship as a couple where you, your domestic partner or both provide personal or financial welfare of the other without a fee, to whom you are not related by blood; or

■  An individual with whom you have a common law marriage, which is a marriage in a state where such marriages are recognized between a man and a woman arising from the fact that the two live together and hold themselves out as being married.

Share Valuations. The value of shares held by you or an eligible group of related investors will be determined as follows:

■  for Class A shares, the value of existing shares is determined by the maximum offering price (net asset value per share (NAV) plus maximum sales charge) as of the previous business day, and

■  for Class B shares and Class C shares, the value of existing shares is determined by the NAV as of the previous business day.

If your shares are held directly by the Transfer Agent, and you believe you qualify for a reduction or waiver of Class A's initial sales charge, you must notify the Transfer Agent

Strategic Partners International Value Fund 27

How to Buy, Sell and
Exchange Shares of the Series

at the time of the qualifying share purchase in order to receive the applicable reduction or waiver. If your shares are held through a broker or other financial intermediary, and you believe you qualify for a reduction or waiver of Class A's initial sales charge, you must notify your broker or financial intermediary at the time of the qualifying purchase in order to receive the applicable reduction or waiver. Shares held through a broker or other financial intermediary will not be systematically aggregated with shares held directly by the Transfer Agent for purposes of receiving a reduction or waiver of Class A's initial sales charge. The reduced or waived sales charge will be granted subject to confirmation of account holdings.

If your shares are held directly by the Transfer Agent, you must identify the eligible group of related investors. Although the Transfer Agent does not require any specific form of documentation in order to establish your eligibility to receive a waiver or reduction of Class A's initial sales charge, you may be required to provide appropriate documentation if the Transfer Agent is unable to establish your eligibility.

If your shares are held through a broker or other financial intermediary, the broker or intermediary is responsible for determining the specific documentation, if any, that you may need in order to establish your eligibility to receive a waiver or reduction of Class A's initial sales charge. Your broker or financial intermediary is also responsible for notifying the Transfer Agent if your share purchase qualifies for a reduction or waiver of Class A's initial sales charge.

Purchases of $1 million or more. If you purchase $1 million or more of Class A shares, you will not be subject to an initial sales charge, although a CDSC may apply, as previously noted.

Benefit Plans. Certain group retirement and savings plans may purchase Class A shares without paying the initial sales charge if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

Mutual Fund Programs. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with the Distributor relating to:

■  Mutual fund "wrap" or asset allocation programs; where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or

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■  Mutual fund "supermarket" programs; where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Series in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Other Types of Investors. Certain other types of investors may purchase Class A shares without paying the initial sales charge, including:

■  certain directors, officers, employees (and certain members of their families) of Prudential and its affiliates, the JennisonDryden or Strategic Partners mutual funds, and the investment advisers of the JennisonDryden or Strategic Partners mutual funds;

■  persons who have retired directly from active service with Prudential or one of its subsidiaries;

■  certain real estate brokers, agents and employees of real estate brokerage companies affiliated with the Prudential Real Estate Affiliates;

■  registered representatives and employees of brokers that have entered into dealer agreements with the Distributor;

■  investors in IRA accounts, provided that (a) the purchase is made either from a directed rollover to such Individual Retirement Account or with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential Retirement (the institutional Benefit Plan recordkeeping entity of Prudential) provides administrative or recordkeeping services, in each case provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution; or (b) recordkeeping for the Individual Retirement Account is performed by Prudential Retirement as part of its "Rollover IRA" program (regardless of whether or not the assets of the Individual Retirement Account consist of proceeds of a tax-free rollover of assets from a Benefit Plan described in (a) above).

To qualify for a waiver of the Class A sales charge at the time of purchase, you must notify the Transfer Agent or the Distributor must be notified by the broker facilitating the purchase that the transaction qualifies for a waiver of the Class A sales charge. The waiver will be granted subject to confirmation of your account holdings.

Additional Information About Reducing or Waiving Class A's Sales Charge. Additional information concerning the reduction or waiver of Class A's initial sales charge is available in the SAI, which is available free of charge upon request. The Fund also makes available free of charge, on the Fund's website at www.strategicpartners.com, in a clear and prominent format, information relating to the Series' Class A initial sales charge, and the different ways that investors can reduce or avoid paying the initial sales charge. The Series' website includes hyperlinks that facilitate access to this information.

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You may need to provide your broker-dealer or other financial intermediary through which you hold Series shares with the information necessary to take full advantage of reduced or waived Class A sales charges.

The Distributor may reallow Class A's sales charge to dealers.

Qualifying for Class Z Shares

Benefit Plans. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

Mutual Fund Programs. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Series as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

■  Mutual fund "wrap" or asset allocation programs where the sponsor places fund trades, links its clients' account to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or

■  Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Series in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Class Z shares of the Series may be purchased by investors through the exchange of Class Z shares of other mutual funds distributed by PIMS.

Other Types of Investors. Class Z shares also can be purchased by any of the following:

■  Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the JennisonDryden or Strategic Partners mutual funds are an available option,

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■  Current and former Directors/Trustees of the JennisonDryden or Strategic Partners mutual funds (including the Series),

■  Prudential, with an investment of $10 million or more, and

■  Class Z shares also can be purchased by certain qualified state tuition programs (529 plans).

Class B Shares Automatically Convert to Class A Shares After Approximately Seven Years

If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you purchased with reinvested dividends and other distributions. Since the 12b-1 fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Series expenses.

Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased to the extent if the shares are carried on the books of that broker-dealer and the broker-dealer provides subaccounting services to the Series. Otherwise, the procedures utilized by PMFS, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.

When we do the conversion, you will get fewer Class A shares than the number of Class B shares converted if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly; not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Series Shares - Conversion Feature - Class B Shares."

Step 3: Understanding the Price You'll Pay

The price you pay for each share of the Series is based on the share value. The share value of a mutual fund - known as the net asset value or NAV - is determined by a simple calculation: it's the total value of a fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of fund XYZ owned by shareholders, the price of one share of the fund - or the NAV - is $10 ($1,000 divided by 100). Most national newspapers report the NAVs of most mutual funds, which allows investors to check the price of mutual funds daily. The Series' portfolio securities are valued based upon market quotations or, if not readily available, at fair value

Mutual Fund Shares

The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if fund XYZ holds ACME Corp. stock in its portfolio and the price of ACME stock goes up, while the value of the fund's other holdings remains the same and expenses don't change, the NAV of fund XYZ will increase.

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as determined in good faith under procedures established by the Board. With respect to any portion of the Series' assets that are invested in one or more open-end investment companies, the Series' net asset value will be calculated based upon the net asset value of the investment company in which the Series invests.

The Series may also use fair value pricing if it determines that a market quotation is not reliable based, among other things, on events or market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the Series' NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S. because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time the Series determines its NAV. The Series may also use fair value pricing with respect to U.S.-traded securities if, for example, trading in a particular security is halted and does not resume before the Series calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in different values for the same security. The fair value of a portfolio security that the Series uses to determine its NAV may differ from the security's quoted or published price. If the Series needs to implement fair value pricing after the NAV publishing deadline but before shares of the Series are processed, the NAV you receive may differ from the published NAV price. For purposes of computing the Series' NAV, we will value the Series' futures contracts 15 minutes after the close of regular trading on the New York Stock Exchange (NYSE). Except when we fair value securities or as noted below, we normally value each foreign security held by the Series as of the close of the security's primary market. Fair value pricing procedures are designed to result in prices for the Series' securities and its net asset value that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and may have the effect of reducing arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of the Series' NAV by short-term traders.

We determine the Series' NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The NYSE is closed on most national holidays and Good Friday. We do not price, and you will not be able to purchase, redeem or exchange, the Series' shares on days when the NYSE is closed but the

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primary markets for the Series' foreign securities are open, even though the value of these securities may have changed.

Conversely, the Series will ordinarily price its shares, and you may purchase, redeem or exchange shares, on days that the NYSE is open but foreign securities markets are closed. We may not determine the Series' NAV on days when we have not received any orders to purchase, sell or exchange Series shares, or when changes in the value of the Series' portfolio do not materially affect its NAV.

What Price Will You Pay for Shares of the Series?

For Class A shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B, Class C and Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge a separate or additional fee for purchases of shares.

Unless regular trading on the NYSE closes before 4:00 p.m. New York time, your order to purchase must be received by 4:00 p.m. New York time, in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.

Step 4: Additional Shareholder Services

As a Series shareholder, you can take advantage of the following services and privileges:

Automatic Reinvestment. As we explained in the "Series Distributions and Tax Issues" section, the Series pays out - or distributes - its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Series at NAV without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, or by notifying your broker or the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

Prudential Mutual Fund Services LLC
Attn: Account Maintenance
P.O. Box 8159
Philadelphia, PA 19176

Automatic Investment Plan. You can make regular purchases of the Series for as little as $50 by having the funds automatically withdrawn from your bank or brokerage account at specified intervals.

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Retirement Plan Services. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs, or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLE IRAs, SEP plans, Keoghs, 403(b)(7) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

Systematic Withdrawal Plan. A Systematic Withdrawal Plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. Remember, the sale of Class A (in certain cases), Class B and Class C shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Series. To reduce Series expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise. If each Series shareholder in your household would like to receive a copy of the Series' prospectus, shareholder report and proxy statement, please call us toll free at (800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.

HOW TO SELL YOUR SHARES

You can sell your shares of the Series for cash (in the form of a check) at any time, subject to certain restrictions. For more information about these restrictions, see "Restrictions on Sales" in the next section.

When you sell shares of the Series - also known as redeeming your shares - the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell, less any applicable CDSC. If your broker holds your shares, your broker must receive your order to sell by 4:00 p.m. New York time to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the

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following day's NAV if your order to sell is received after the close of regular trading on the NYSE. If your broker does not hold your shares, contact:

Prudential Mutual Fund Services LLC
Attn: Redemption Services
P.O. Box 8149
Philadelphia, PA 19176

Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge a separate or additional fee for purchases and sales of shares.

Restrictions on Sales

There are certain times when you may not be able to sell shares of the Series, or when we may delay paying you the proceeds from a sale. As permitted by the Commission, this may happen during unusual market conditions or emergencies when the Series can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Series Shares - Sale of Shares."

If you are selling more than $100,000 of shares and you want the redemption proceeds payable or sent to someone or some place that is not in our records or you are a business or a trust and you hold shares directly with the Transfer Agent, you may have to have the signature on your sell order signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker-dealer or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Series Shares - Sale of Shares - Signature Guarantee."

Contingent Deferred Sales Charges (CDSC)

If you sell Class B shares within six years of purchase or Class C shares within 12 months of purchase, you will have to pay a CDSC. In addition, if you purchase $1 million or more of Class A shares, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for any such shares redeemed within 12 months of purchase. The CDSC is waived for purchases by certain retirement or benefit plans affiliated with Prudential.

To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:

■  Amounts representing shares you purchased with reinvested dividends and distributions,

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■  Amounts representing the increase in NAV above the total amount of payments for shares (Class A, Class B and Class C shares only) and

■  Amounts representing the cost of shares held beyond the applicable CDSC period.

Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid - or at least minimize - the CDSC.

Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

Waiver of the CDSC - Class B Shares

The CDSC will be waived if the Class B shares are sold:

■  After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares owned in joint tenancy, provided the shares were purchased before the death or disability;

■  To provide for certain distributions - made without IRS penalty - from a tax-deferred retirement plan, IRA, or Section 403(b) custodial account; and

■  On certain sales from a Systematic Withdrawal Plan.

For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Series Shares Contingent Deferred Sales Charge - Waiver of the Contingent Deferred Sales Charge - Class B Shares."

Waiver of the CDSC - Class C Shares

Benefit Plans. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC will also be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

Redemption In Kind

If the sales of Series shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Series' net assets, we can then give you securities

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from the Series' portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

Small Accounts

If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Series' expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other qualified or tax-deferred plan or account.

90-Day Repurchase Privilege

After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the same Series and account without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your account with the appropriate number of shares to reflect the amount of the CDSC you paid. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Series Shares - Sale of Shares."

Retirement Plans

To sell shares and receive a distribution from your retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI, "Purchase, Redemption and Pricing of Series Shares."

HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of the Series for shares of the same class in certain other JennisonDryden or Strategic Partners mutual funds - including certain money market funds - if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Series for Class A shares of another JennisonDryden Mutual Fund or Strategic Partners Fund, but you can't exchange Class A shares for Class B, Class C or Class Z shares. Class B and C shares may not be exchanged into money market funds other than MoneyMart Assets, Inc. After an exchange, at redemption, the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days' notice.

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If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

Prudential Mutual Fund Services LLC
Attn: Exchange Processing
P.O. Box 8157
Philadelphia, PA 19176

There is no sales charge for such exchanges. However, if you exchange - and then sell - Class A shares within 12 months of your original purchase (in certain circumstances), Class B shares within approximately six years of your original purchase or Class C shares within 12 months of your original purchase (18 months for Class C shares purchased prior to February 2, 2004), you must still pay the applicable CDSC. If you have exchanged Class A, Class B or Class C shares into a money market fund, the time you hold the shares in the money market account will not be counted in calculating the required holding periods for CDSC liability.

Remember, as we explained in the section entitled "Series Distributions and Tax Issues - If You Sell or Exchange Your Shares," exchanging shares is considered a sale for federal income tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account - Exchange Privilege."

Frequent Purchases and Redemptions of Series Shares

The Series seeks to prevent patterns of frequent purchases and redemptions of Series shares by its shareholders. Frequent purchases and sales of shares of the Series may adversely affect Series performance and the interests of long-term investors. When a shareholder engages in frequent or short-term trading, the Series may have to sell portfolio securities to have the cash necessary to redeem the shareholder's shares. This can happen when it is not advantageous to sell any securities, so the Series' performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the Series cannot predict how much cash it will have to invest. In addition, if the Series is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, the Series may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain shareholders may cause dilution in the value of Series shares held by other shareholders. Funds that invest in foreign securities may be particularly susceptible to frequent trading because

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time zone differences among international stock markets can allow a shareholder engaging in frequent trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. Funds that invest in certain fixed-income securities, such as high-yield bonds or certain asset-backed securities, may also constitute an effective vehicle for a shareholder's frequent trading strategy.

The Board has adopted policies and procedures designed to discourage or prevent frequent trading activities by Series shareholders. In an effort to prevent such practices, the Fund's Transfer Agent monitors trading activity on a daily basis. The Series has implemented a trading policy that limits the number of times a shareholder may purchase Series shares or exchange into the Series and then sell those shares within a specified period of time (a "round-trip transaction") as established by the Fund's Chief Compliance Officer (CCO). The CCO is authorized to set and modify the parameters at any time as required to prevent the adverse impact of frequent trading on Series shareholders. The CCO has defined frequent trading as one or more round-trip transactions in shares of the Series within a 30-day period. A second round-trip within 60 days will begin a warning period that will remain in effect for 90 days. If additional purchase activity is initiated during the warning period, the purchase activity will be cancelled. In addition, if two round-trips have already been completed within the past 90 days, a trading suspension will be placed on the account that remains in effect for 90 days. Exceptions to the trading policy will not normally be granted. Transactions in the Prudential money market funds and the Dryden Ultra Short Bond Fund are excluded from this policy.

The Series reserves the right to reject or cancel, without prior notice, all additional purchases or exchanges into the Series by a shareholder who has violated this policy. Moreover, the Series may direct a broker-dealer or other intermediary to block a shareholder account from future trading in the Series. The Transfer Agent will monitor trading activity over $25,000 per account on a daily basis for a rolling 30-day period. If a purchase into the Series is rejected or cancelled for violations of the trading policy, the shareholder will receive a return of the purchase amount.

If the Series is offered to qualified plans on an omnibus basis or if Series shares may be purchased through other omnibus arrangements ("Intermediaries"), Intermediaries maintain the individual beneficial owner records and submit to the Series only aggregate orders combining the transactions of many beneficial owners. The Series itself generally cannot monitor trading by particular beneficial owners. The Series communicates to Intermediaries in writing that it expects the Intermediaries to impose restrictions on transfers by beneficial owners. Intermediaries may impose different or stricter restrictions on transfers by beneficial owners. Consistent with the restrictions described above, investments in the Series through retirement programs administered by Prudential Retirement will be similarly identified for frequent purchases and redemptions and appropriately restricted.

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The Transfer Agent also reviews the aggregate net flows in excess of one million dollars. In those cases, the trade detail is reviewed to determine if any of the activity relates to previously identified policy offenders. In cases of omnibus orders, the Intermediary may be contacted by the Transfer Agent to obtain additional information. The Transfer Agent has the authority to cancel all or a portion of the trade if the information reveals that the activity relates to previously identified policy offenders. Where appropriate, the Transfer Agent may request that the Intermediary block a financial adviser or client from accessing the Series. If necessary, the Series may be removed from a particular Intermediary's platform.

Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Series to prevent such trading, there is no guarantee that the Series, the Transfer Agent or Intermediaries will be able to identify these shareholders or curtail their trading practices. The Series does not have any arrangements intended to permit trading of its shares in contravention of the policies described above.

Payments to Financial Services Firms

The Manager, Distributor or their affiliates have entered into revenue sharing or other similar arrangements with financial services firms, including affiliates of the Manager. These revenue sharing arrangements are intended to promote the sale of Series shares or to compensate the financial services firms for marketing or marketing support activities in connection with the sale of Series shares. Revenue sharing payments may be used by financial services firms in a variety of ways, including defraying costs incurred by the firms to educate their registered representatives about the Series, as well as defraying costs incurred by the firms in providing or facilitating shareholder recordkeeping as well as the servicing or maintenance of shareholder accounts.

In exchange for revenue sharing payments, the Series may receive placement on a financial services firm's preferred or recommended product list. Financial services firms and registered representatives participating in a revenue sharing program may receive greater compensation for selling shares of the Series than for selling other mutual funds, and your individual registered representative may receive some or all of the revenue sharing amounts paid to the firm that employs him or her. Revenue sharing payments may provide an incentive for financial services firms and their registered representatives to recommend or sell shares of the Series to you and in doing so may create conflicts of interest between the firms' financial interests and their duties to customers. In exchange for revenue sharing payments, the Series also may receive preferred access to registered representatives of a financial services firm

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(for example the ability to make presentations in branch offices or at conferences) or preferred access to customers of the financial services firm (for example the ability to advertise to the firm's customers).

Payments under revenue sharing arrangements are made out of the Manager's or Distributor's own resources and without additional direct cost to the Series or its shareholders. Revenue sharing payments may be in addition to the sales charges (including Rule 12b-1 fees) or other amounts paid by the Series, which are also used to compensate financial services firms and their registered representatives for marketing and distribution of the Series.

Revenue sharing payments are usually calculated based on a percentage of Series sales and/or Series assets attributable to a particular financial services firm. Revenue sharing payments may also be based on other criteria or factors, such as a percentage of a registered representative's charges applicable to the sale of Series shares, a networking fee based on the number of accounts at the firm holding shares of the Series, a periodic flat fee for set-up and maintenance of the Series on the computer systems of a financial services firm, or a flat fee for marketing services, such as access to registered representatives. Specific payment formulas are negotiated based on a number of factors including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and scope and quality of services provided. The amount of revenue sharing also may vary based on the class of shares purchased.

No one factor is determinative of the type or amount of additional compensation to be provided. Please contact your financial services provider for details about any revenue sharing payments it may receive.

TELEPHONE REDEMPTIONS AND EXCHANGES

You may redeem your shares if the proceeds of the redemption do not exceed $100,000 or exchange your shares in any amount by calling the Series at (800) 225-1852 before 4:00 p.m. New York time, to receive a redemption or exchange amount based on that day's NAV. Certain restrictions apply; please see the section titled "Restrictions on Sales" above for additional information. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.

The Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Series will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If the Series does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

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In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.

The telephone redemption and exchange privileges may be modified or terminated at any time. If this occurs, you will receive a written notice from the Series.

EXPEDITED REDEMPTION PRIVILEGE

If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the Series prior to 4:00 p.m. New York time, to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see "Purchase, Redemption and Pricing of Series Shares - Sales of Shares - Expedited Redemption Privilege" in the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.

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Financial Highlights

The financial highlights below are intended to help you evaluate the financial performance of each share class of the Series for the past 5 fiscal years. The total return in each chart represents the rate that a shareholder would have earned on an investment in that share class of the Series, assuming investment at the start of the period, reinvestment of all dividends and other distributions and sale at the end of the period.

The financial highlights for the fiscal years ended October 31, 2005 and 2004, were derived from the financial statements audited by KPMG LLP, independent registered public accounting firm, whose reports on those financial statements were unqualified. The financial highlights for the years ending prior to October 31, 2003 were audited by another independent registered public accounting firm whose reports were unqualified.

A copy of the Series' annual report, along with the Series' audited financial statements and report of its independent registered public accounting firm, is available upon request, at no charge, as described on the back cover of this prospectus.

Strategic Partners International Value Fund 43

Financial Highlights

Strategic Partners International Value Fund: Class A Shares

Class A Shares (fiscal year ended 10-31)

Per Share Operating Performance	2005[2]	2004[2]	2003[2]	2002[2]	2001
Net asset value, beginning of year	$18.29	$16.07	$14.08	$17.29	$22.08
Income from investment operations:
Net investment income	.24	.16	.14	.07	.13
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.53	2.20	1.89	(2.53)	(4.01)
Total from investment operations	3.77	2.36	2.03	(2.46)	(3.88)
Less dividends and distributions:
Dividends from net investment income	(.18)	(.14)	(.04)	-	-
Distributions from net realized gains	-	-	-	(.75)	(.91)
Total dividends and distributions	(.18)	(.14)	(.04)	(.75)	(.91)
Net asset value, end of year	$21.88	$18.29	$16.07	$14.08	$17.29
Total return[1]	20.71%	14.77%	14.44%	(15.07)%	(18.25)%
Ratio/Supplemental Data
Net assets, end of year (000)	$61,347	$55,530	$41,889	$41,011	$53,269
Average net assets (000)	$59,739	$49,953	$40,463	$49,279	$63,061
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees[3]	1.62%[4]	1.61%	1.72%	1.64%	1.60%
Expenses, excluding distribution and service (12b-1) fees	1.37%[4]	1.36%	1.47%	1.39%	1.35%
Net investment income	1.15%[4]	.90%	.97%	.42%	.62%
For Class A, B, C and Z shares:
Portfolio turnover rate	121%	24%	23%	35%	115%

1  Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.

2  Calculated based upon average shares outstanding during the year.

3  The Distributor of the Series has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.

4  Effective August 1, 2005, the Manager of the Series has voluntarily agreed to reimburse the Series in order to limit operating expenses (excluding interest, taxes and brokerage commissions) to 1.61% of the average daily net assets of the Class A shares. If the Manager had not reimbursed the Series, the annual expenses (both including and excluding distribution and service (12b-1) fees) and net investment income ratios would be 1.62%, 1.37% and 1.15%, respectively, for the year ended October 31, 2005.

44 Visit our website at www.strategicpartners.com

Strategic Partners International Value Fund: Class B Shares

Class B Shares (fiscal year ended 10-31)

Per Share Operating Performance	2005[2]	2004[2]	2003[2]	2002[2]	2001
Net asset value, beginning of year	$17.73	$15.58	$13.71	$16.99	$21.88
Income (loss) from investment operations:
Net investment income (loss)	.08	.03	.03	(.05)	(.03)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.42	2.15	1.84	(2.48)	(3.95)
Total from investment operations	3.50	2.18	1.87	(2.53)	(3.98)
Less dividends and distributions:
Dividends from net investment income	(.04)	(.03)	-	-	-
Distributions from net realized gains	-	-	-	(.75)	(.91)
Total dividends and distributions	(.04)	(.03)	-	(.75)	(.91)
Net asset value, end of year	$21.19	$17.73	$15.58	$13.71	$16.99
Total return[1]	19.77%	13.98%	13.64%	(15.77)%	(18.93)%
Ratio/Supplemental Data
Net assets, end of year (000)	$18,978	$25,917	$33,651	$37,636	$55,620
Average net assets (000)	$23,092	$33,863	$33,581	$49,420	$74,063
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.37%[3]	2.36%	2.47%	2.39%	2.35%
Expenses, excluding distribution and service (12b-1) fees	1.37%[3]	1.36%	1.47%	1.39%	1.35%
Net investment income (loss)	.38%[3]	.15%	.20%	(.33)%	(.13)%

1  Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.

2  Calculated based upon average shares outstanding during the year.

3  Effective August 1, 2005, the Manager of the Series has voluntarily agreed to reimburse the Series in order to limit operating expenses (excluding interest, taxes and brokerage commissions) to 2.36% of the average daily net assets of the Class B shares. If the Manager had not reimbursed the Series, the annual expenses (both including and excluding distribution and service (12b-1) fees and net investment income ratios would be 2.37%, 1.37% and 0.40%, respectively, for the year ended October 31, 2005.

Strategic Partners International Value Fund 45

Financial Highlights

Strategic Partners International Value Fund: Class C Shares

Class C Shares (fiscal year ended 10-31)

Per Share Operating Performance	2005[2]	2004[2]	2003[2]	2002[2]	2001
Net asset value, beginning of year	$17.74	$15.60	$13.73	$17.00	$21.88
Income (loss) from investment operations:
Net investment income (loss)	.08	.06	.03	(.05)	(.03)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.43	2.11	1.84	(2.47)	(3.94)
Total from investment operations	3.51	2.17	1.87	(2.52)	(3.97)
Less dividends and distributions:
Dividends from net investment income	(.04)	(.03)	-	-	-
Distributions from net realized gains	-	-	-	(.75)	(.91)
Total dividends and distributions	(.04)	(.03)	-	(.75)	(.91)
Net asset value, end of year	$21.21	$17.74	$15.60	$13.73	$17.00
Total return[1]	19.81%	13.90%	13.62%	(15.70)%	(18.89)%
Ratio/Supplemental Data
Net assets, end of year (000)	$12,720	$13,040	$7,438	$7,850	$11,306
Average net assets (000)	$13,293	$11,763	$6,988	$9,978	$14,599
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.37%[3]	2.36%	2.47%	2.39%	2.35%
Expenses, excluding distribution and service (12b-1) fees	1.37%[3]	1.36%	1.47%	1.39%	1.35%
Net investment income (loss)	.40%[3]	.33%	.18%	(.34)%	(.15)%

1  Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.

2  Calculated based upon average shares outstanding during the year.

3  Effective August 1, 2005, the Manager of the Series has voluntarily agreed to reimburse the Series in order to limit operating expenses (excluding interest, taxes and brokerage commissions) to 2.36% of the average daily net assets of the Class C shares. If the Manager had not reimbursed the Series, the annual expenses (both including and excluding distribution and service (12b-1) fees and net investment income ratios would be 2.37%, 1.37% and 0.38%, respectively, for the year ended October 31, 2005.

46 Visit our website at www.strategicpartners.com

Strategic Partners International Value Fund: Class Z Shares

Class Z Shares (fiscal year ended 10-31)

Per Share Operating Performance	2005[2]	2004[2]	2003[2]	2002[2]	2001
Net asset value beginning of year	$18.41	$16.17	$14.17	$17.39	$22.15
Income (loss) from investment operations:
Net investment income	.29	.20	.18	.11	.20
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.54	2.22	1.90	(2.55)	(4.05)
Total from investment operations	3.83	2.42	2.08	(2.44)	(3.85)
Less dividends and distributions:
Dividends from net investment income	(.22)	(.18)	(.08)	(.03)	-
Distributions from net realized gains	-	-	-	(.75)	(.91)
Total dividends and distributions	(.22)	(.18)	(.08)	(.78)	(.91)
Net asset value, end of year	$22.02	$18.41	$16.17	$14.17	$17.39
Total return[1]	20.97%	15.09%	14.76%	(14.91)%	(18.08)%
Ratio/Supplemental Data
Net assets, end of year (000)	$156,678	$295,418	$310,521	$269,625	$306,278
Average net assets (000)	$264,624	$334,003	$276,808	$308,825	$375,390
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.37%[3]	1.36%	1.47%	1.39%	1.35%
Expenses, excluding distribution and service (12b-1) fees	1.37%[3]	1.36%	1.47%	1.39%	1.35%
Net investment income	1.43%[3]	1.10%	1.22%	.68%	.89%

1  Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.

2  Calculated based upon average shares outstanding during the year.

3  Effective August 1, 2005, the Manager of the Series has voluntarily agreed to reimburse the Series in order to limit operating expenses (excluding interest, taxes and brokerage commissions) to 1.36% of the average daily net assets of the Class Z shares. If the Manager had not reimbursed the Series, the annual expenses (both including and excluding distribution and service (12b-1) fees and net investment income ratios would be 1.37%, 1.37% and 1.43%, respectively, for the year ended October 31, 2005.

Strategic Partners International Value Fund 47

Notes

48 Visit our website at www.strategicpartners.com

Notes

Strategic Partners International Value Fund 49

Notes

50 Visit our website at www.strategicpartners.com

Notes

Strategic Partners International Value Fund 51

Notes

52 Visit our website at www.strategicpartners.com

Notes

Strategic Partners International Value Fund 53

FOR MORE INFORMATION

Please read this prospectus before you invest in the Series and keep it for future reference. For information or shareholder questions contact:

■  MAIL

Prudential Mutual
Fund Services LLC
P.O.Box 8098
Philadelphia, PA 19176

■  TELEPHONE

(800) 225-1852
(973) 367-3529 (Calling
from outside the U.S.)

■  VISIT OUR WEBSITES AT:

www.jennisondryden.com

www.strategicpartners.com

E-DELIVERY

To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

■  OUTSIDE BROKERS SHOULD CONTACT:

Prudential Investment Management
Services LLC
P.O. BOX 8310
Philadelphia, PA 19176

■  TELEPHONE

(800) 778-8769

You can also obtain copies of Series documents from the Securities and Exchange Commission (SEC) as follows:

■  BY MAIL

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

■  BY ELECTRONIC REQUEST

publicinfo@sec.gov
(The SEC charges a fee to copy
documents)

■  IN PERSON

Public Reference Room in Washington, DC
For hours of operation and location, call (202) 942-8090

■  VIA THE INTERNET

on the EDGAR Database at http://www.sec.gov

Additional information about the Series' investments is included in the Annual and Semiannual Reports. These reports and the Statement of Additional Information contain additional information. Shareholders may obtain free copies of the SAI, Annual Report and Semiannual Report as well as other information about the Series and may make other shareholder inquiries through the telephone number, address and website listed above.

■  STATEMENT OF
ADDITIONAL INFORMATION (SAI)

(incorporated by reference into this prospectus)

■  ANNUAL REPORT

(contains a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal year)

■  SEMIANNUAL REPORT

Strategic Partners International Value Fund

Share Class	Class A	Class B	Class C	Class Z
Nasdaq	PISAX	PISBX	PCISX	PISZX

CUSIP	743969503	743969602	743969701	743969800

MFSP115A  The Investment Company Act File Number for Prudential World Fund, Inc. is 811-3981

Dryden International Equity Fund

DECEMBER 30, 2005

PROSPECTUS

FUND TYPE

Global/International Stock Funds

OBJECTIVE

Long-term growth
of capital

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Series' shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

1	Risk/Return Summary

1	Investment Objective and Principal Strategies

1	Principal Risks

2	Evaluating Performance

4	Fees and Expenses

6	How the Series Invests

6	Investment Objective and Policies

7	Other Investments and Strategies

10	Investment Risks

15	How the Series is Managed

15	Board of Directors

15	Manager

16	Subadviser

16	Portfolio Managers

18	Distributor

18	Disclosure of Portfolio Holdings

19	Series Distributions and Tax Issues

19	Distributions

20	Tax Issues

21	If You Sell or Exchange Your Shares

23	How to Buy, Sell and Exchange Shares of the Series

23	How to Buy Shares

34	How to Sell Your Shares

37	How to Exchange Your Shares

41	Telephone Redemptions and Exchanges

41	Expedited Redemption Privilege

42	Financial Highlights

43	Class A Shares

44	Class B Shares

45	Class C Shares

46	Class Z Shares

For More Information (Back Cover)

Risk/Return Summary

This prospectus provides information about Dryden International Equity Fund (the Series), which is a separate diversified series of the Prudential World Fund, Inc. (the Fund). The Fund consists of two additional series - Jennison Global Growth Fund and Strategic Partners International Value Fund. This prospectus relates only to the Series. For information about the two other series, you should contact the Fund.

This section highlights key information about the Series. Additional information follows the summary.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Our investment objective is long-term growth of capital. This means we look for investments that we think will increase in value over a period of years. We seek to achieve our objective through investment in equity-related securities of foreign companies. Under normal circumstances, we invest at least 80% of the Series' investable assets (net assets plus borrowings made for investment purposes) in common stock and preferred stock of foreign companies. While we make every effort to achieve our objective, we can't guarantee success.

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risks. Since the Series invests primarily in common stock and preferred stock, there is the risk that the value of a particular security could go down and you could lose money. In addition to an individual stock losing value, the value of the equity markets of the countries in which we invest could go down. There is also the additional risk that foreign political, economic and legal systems may be less stable than in the U.S. The changing value of foreign currencies could also affect the value of the assets we hold and our performance. In the case of investments in emerging markets securities, these risks are heightened and may result in greater volatility in the value of your investment.

Because the Series may invest a large portion of its assets in a single country or region of the world, the Series' investments can be geographically concentrated. This can result in more pronounced risks based upon economic conditions that impact a single country or region more or less than other countries or regions.

We're Core Equity Investors

We manage a portfolio that includes both growth and value stocks and seeks to outperform the general international equity market. Under our core equity style of investing, selection of securities for the Series' portfolio will utilize a combination of active stock selection and risk management based on a number of different factors and criteria, including growth potential, valuation, liquidity and investment risk.

Dryden International Equity Fund 1

Risk/Return Summary

There is also risk involved in the investment strategies we may use. Some of our strategies depend on correctly predicting whether the price or value of an underlying investment will go up or down over a certain period of time. There is always the risk that investments will not perform as we thought they would. Like any mutual fund, an investment in the Series could lose value, and you could lose money. The Series does not represent a complete investment program. For more detailed information about the risks associated with the Series, see "How the Series Invests - Investment Risks."

An investment in the Series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

EVALUATING PERFORMANCE

A number of factors - including risk - affect how the Series performs. The bar chart shows the Series' performance for each full calendar year of operation. The bar chart and table below demonstrate the risk of investing in the Series by showing how returns can change from year to year and by showing how the Series' average annual total return for 1 year and since inception compared with a stock index and a group of similar mutual funds. Past performance, before and after taxes, is not an indication that the Series will achieve similar results in the future.

Annual Total Return1 (Class B shares)

BEST QUARTER: 20.78% (2nd quarter of 2003) WORST QUARTER: –24.41% (3rd quarter of 2001)

1  These annual total returns do not include sales charges. If sales charges were included, the annual total returns would be lower than those shown. In reviewing these returns, investors should note that prior to December 8, 2003, the Series was subadvised by Jennison Associates LLC utilizing a growth style of investing. See "Investment Advisory and Other Services - Manager and Investment Adviser" in the Series' Statement of Additional Information.

2 Visit our website at www.jennisondryden.com

Average Annual Returns1 (as of 12/31/04)

Return Before Taxes	One Year	Since Inception (3-1-00)
Class A shares	16.19%	–	9.75%
Class C shares	20.96	–	9.39
Class Z shares	23.25	–	8.50
Class B Shares
Return Before Taxes	16.96	–	9.57
Return After Taxes on Distributions[2]	16.91	–	9.58
Return After Taxes on Distributions and Sales of Series Shares[2,5]	11.09	–	7.33
Index (reflects no deduction for fees, expenses or taxes)
MSCI EAFE® Index[3]	20.25	[3]
Lipper Average[4]	16.64	[4]

1  The Series' returns are after deduction of sales charges and expenses. Without the distribution and service (12b-1) fee waiver for Class A shares of 0.05%, the returns for Class A shares would have been lower. In reviewing these returns, investors should note that prior to December 8, 2003, the Series was subadvised by Jennison Associates LLC utilizing a growth style of investing. See "Investment Advisory and Other Services - Manager and Investment Adviser" in the Series' Statement of Additional Information.

2  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Series shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class B shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Series will achieve similar results in the future.

3  The Morgan Stanley Capital International (MSCI) EAFE® Index is an unmanaged, weighted index of performance that reflects stock price movements in Europe, Australasia, and the Far East. These returns do not include the effect of any sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of sales charges and operating expenses and taxes. MSCI EAFE® Index return since the inception of each class is –0.37%. Source: Lipper, Inc.

4  The Lipper Average is based on the average return of all mutual funds in the Lipper International Multi-Cap Growth Funds category and does not include the effect of any sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of sales charges and operating expenses and taxes. Lipper return since the inception of each class is –6.27%. Source: Lipper, Inc.

5  The "Return After Taxes on Distributions and Sale of Series Shares"may be higher than certain return figures because when a capital loss occurs upon the redemption of Series shares, a tax deduction is provided that benefits the investor.

Dryden International Equity Fund 3

Risk/Return Summary

FEES AND EXPENSES

These tables show the sales charges, fees and expenses that you may pay if you buy and hold shares of each share class of the Series - Classes A, B, C and Z. Each share class has different sales charges - known as "loads" - and expenses, but represents an investment in the same series. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Series."

Shareholder Fees1 (paid directly from your investment)

	Class A	Class B	Class C	Class Z
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.5%	None	None	None
Maximum deferred sales charge (load) imposed on sales (as a percentage of the lower of original purchase price or sale proceeds)	1%[2]	5%[3]	1%[4]	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None	None
Redemption fees	None	None	None	None
Exchange fee	None	None	None	None

Annual Fund Operating Expenses (deducted from Series assets)

	Class A	Class B	Class C	Class Z
Management fees	.85%	.85%	.85%	.85%
+ Distribution and service (12b-1) fees	.30%[5]	1.00%	1.00%	None
+ Other expenses	.53%	.58%	.58%	.58%
= Total annual Series operating expenses	1.68%	2.43%	2.43%	1.43%

1  Your broker may charge you a separate or additional fee for purchases and sales of shares.

2  Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are not subject to an initial sales charge, but are subject to a contingent deferred sales charge (CDSC) of 1%. The CDSC is waived for purchases by certain retirement or benefit plans affiliated with Prudential Financial, Inc. (Prudential).

3  The CDSC for Class B shares decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares convert automatically to Class A shares approximately seven years after purchase.

4  The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase.

5  The Distributor of the Series has contractually agreed through February 28, 2007 to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares. Effective February 15, 2005, Prudential Investments LLC has voluntarily agreed to subsidize and/or cap the annual operating expenses of the Series through February 28, 2007 so that annual operating expenses (exclusive of interest, taxes, brokerage commissions and distribution and service (12b-1) fees) do not exceed 1.25% of the Series average net assets. "Total annual Series operating expenses" after these expense subsidies and waivers were 1.57%, 2.32%, 2.32% and 1.32% for Class A, B, C and Z shares, respectively, for the fiscal year ended 10/31/05.

4 Visit our website at www.jennisondryden.com

Example

This example is intended to help you compare the fees and expenses of the Series' different share classes and the cost of investing in the Series with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Series for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series' operating expenses remain the same except for any contractual distribution and service (12b-1) fee waivers and overall expense limitations that may be in effect. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A shares	$706	$1,045	$1,407	$2,423
Class B shares	735	1,047	1,386	2,485
Class C shares	335	747	1,286	2,758
Class Z shares	134	442	771	1,704

You would pay the following expenses on the same investment if you did not sell your shares:

	One Year	Three Years	Five Years	Ten Years
Class A shares	$706	$1,045	$1,407	$2,423
Class B shares	235	747	1,286	2,485
Class C shares	235	747	1,286	2,758
Class Z shares	134	442	771	1,704

Dryden International Equity Fund 5

How the Series Invests

INVESTMENT OBJECTIVE AND POLICIES

The investment objective of the Series is to seek long-term growth of capital. This means we look for investments that we think will increase in value over a period of years. We seek to achieve our objective through investment in equity-related securities of foreign companies. A company is considered to be a foreign company if it satisfies at least one of the following criteria:

■  its securities are traded principally on stock exchanges in one or more foreign countries;

■  it derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more foreign countries;

■  it maintains 50% or more of its assets in one or more foreign countries;

■  it is organized under the laws of a foreign country; or

■  its principal executive office is located in a foreign country.

While we make every effort to achieve our objective, we can't guarantee success.

Under normal conditions, we intend to invest at least 80% of our investable assets (net assets plus borrowings made for investment purposes) in common stock and preferred stock of foreign companies. The Series will provide 60 days' prior written notice to shareholders of a change in this non-fundamental policy. We may invest anywhere in the world, including North America, Western Europe, the United Kingdom and the Pacific Basin, but generally not the U.S.

The principal type of equity-related security in which the Series invests is common stock and preferred stock. In addition to common stock and preferred stock, the Series may invest in other equity-related securities that include, but are not limited to, rights that can be exercised to obtain stock, warrants and debt securities or preferred stock convertible into or exchangeable for common or preferred stock and master limited partnerships. The Series may also invest in American Depositary Receipts (ADRs). ADRs are certificates that represent an equity investment in a foreign company or some other foreign issuer. ADRs are usually issued by a U.S. bank or trust company and are valued in U.S. dollars. Certain ADR programs are established without the participation of the foreign issuer and, as a result, there may be less information available about the foreign issuer. We consider ADRs to be equity-related securities.

6 Visit our website at www.jennisondryden.com

For more information, see "Investment Risks" and the Statement of Additional Information (SAI), "Description of the Series, Their Investments and Risks." The SAI contains additional information about the Series. To obtain a copy, see the back cover page of this prospectus.

The Series' investment objective is a fundamental policy that cannot be changed without shareholder approval. The Fund's Board of Directors (the Board) can change investment policies that are not fundamental.

OTHER INVESTMENTS AND STRATEGIES

In addition to the principal strategies, we also may use the following investment strategies to increase the Series' returns or protect its assets if market conditions warrant.

Money Market Instruments, Bonds and Other Fixed-Income Obligations

Money market instruments and bonds are known as fixed-income securities because issuers of these securities are obligated to pay interest and principal. Typically, fixed-income securities don't increase or decrease in value in relation to an issuer's financial condition or business prospects as stocks may, although their value does fluctuate inversely to changes in interest rates generally and directly in relation to their perceived credit quality. Corporations and governments issue money market instruments and bonds to raise money. The Series may buy obligations of companies, foreign countries or the U.S. Government. Money market instruments include the commercial paper and short-term obligations of foreign and domestic corporations, banks, governments and their agencies.

Generally, the Series will purchase only "investment-grade" commercial paper and bonds. This means the commercial paper and bonds have received one of the four highest quality ratings determined by Moody's Investors Service, Inc. (Moody's), or Standard & Poor's Ratings Services (S&P), or one of the other nationally recognized statistical rating organizations (NRSROs). Obligations rated in the fourth category (Baa for Moody's or BBB for S&P) have speculative characteristics and are subject to a greater risk of loss of principal and interest. On occasion, the Series may buy instruments that are not rated, but that are of comparable quality to the investment-grade bonds described above. For more information about bonds and bond ratings, see the SAI, "Appendix I - Description of Security Ratings."

Our Core Equity Strategy

We use an investment process that combines active stock selection and risk management. Our process evaluates each stock's growth potential, valuation, liquidity and investment risk. The investment process is designed to add value primarily through stock selection rather than sector or industry allocations. Our process emphasizes fast growing stocks with positive changes in fundamentals and value stocks selling at a discount to fundamentals.

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How the Series Invests

Temporary Defensive Investments

In response to adverse market, economic or political conditions, we may temporarily invest up to 100% of the Series' total assets in money market instruments or in the stock and other equity-related securities of U.S. companies. Investing heavily in money market instruments or stock and other equity-related securities of U.S. companies limits our ability to achieve our investment objective, but may help to preserve the Series' assets when international markets are unstable. When the Series is temporarily invested in equity-related securities of U.S. companies, the Series may achieve capital appreciation, although not through investment in foreign companies.

Repurchase Agreements

The Series may also use repurchase agreements, pursuant to which a party agrees to sell a security to the Series and then repurchase it at an agreed-upon price at a stated time. This creates a fixed return for the Series, and is, in effect, a loan by the Series. The Series uses repurchase agreements only for cash management purposes.

Derivative Strategies

We may use alternative investment strategies - including derivatives - to manage cash flows, improve liquidity, reduce risk or improve the Series' returns. We may also use hedging techniques to try to protect the Series' assets. We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Series will not lose money. Derivatives - such as futures, options, foreign currency forward contracts, options on futures and swaps - involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment - a security, market index, currency, interest rate or some other asset, rate or index - will go up or down at some future date. We may use derivatives to try to improve liquidity, reduce risk or to increase return, taking into account the Series' overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives we may use may not match or correspond exactly with the Series' actual portfolio holdings. In particular, this will be the case when we use derivatives for return enhancement. Derivatives that involve leverage could magnify losses.

Options

The Series may purchase and sell put and call options on equity securities, stock indices and foreign currencies that are traded on U.S. or foreign securities exchanges, on Nasdaq or in the over-the-counter market. An option gives the purchaser the right to buy or sell securities or currencies in exchange for a premium. The Series will sell

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only covered options. Covered options are described in the SAI under "Description of the Series, Their Investments and Risks - Risk Management and Return Enhancement Strategies."

Futures Contracts and Related Options, Foreign Currency Forward Contracts

The Series may purchase and sell stock and bond index futures contracts and related options on stock and bond index futures. The Series also may purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts. A futures contract is an exchange-traded agreement to buy or sell a set quantity of an underlying product at a future date or to make or receive a cash payment based on the value of a securities index on a stipulated future date. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the index, margin is uniform, a clearing corporation or an exchange is the counterparty and the Series makes daily margin payments based on price movements in the index. The Series may also enter into foreign currency forward contracts to protect the value of its assets against future changes in the level of foreign exchange rates. A foreign currency forward contract is an over-the-counter obligation to buy or sell a given currency on a future date at a set price. Delivery of the underlying currency is expected and the terms are individually negotiated. The counterparty is not a clearing corporation or an exchange and payment on the contract is made upon delivery, rather than daily.

For more information about these strategies, see the SAI, "Description of the Series, Their Investments and Risks - Risk Management and Return Enhancement Strategies."

Swaps

The Series may invest in index, interest rate, credit, long and short credit default, currency and total return swap agreements (or a combination of these swap agreements or other similar swap agreements or options on swap agreements). The swap may, among other things, preserve a return or spread on a particular investment or portion of the Series, or protect against any increase in the price of securities the Series anticipates purchasing at a later date or transfer or allocate credit risk. The Series may also enter into options on swap agreements.

Portfolio Turnover

As a result of the investment policies described above, the Series may engage in a substantial number of portfolio transactions. The portfolio turnover rates for the Series for the fiscal years ended October 31, 2005 and 2004 were 41% and 100%, respectively. The portfolio turnover rate is generally the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities, including

Dryden International Equity Fund 9

How the Series Invests

options, whose maturity or expiration date at acquisition were one year or less) by the monthly average value of the portfolio. High portfolio turnover (100% or more) involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the Series. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover.

Additional Strategies

The Series follows certain policies when it borrows money (the Series can borrow up to 331/3% of the value of its total assets for temporary, extraordinary or emergency purposes or for the clearance of transactions and may pledge up to 331/3% of the value of its total assets to secure these borrowings); lends its securities to others for cash management purposes (as an operating policy, which may be changed without stockholder approval, the Series will not lend more than 331/3% of the value of its total assets, which for this purpose includes the value of any collateral received in the transaction); and holds illiquid securities (the Series may hold up to 15% of its net assets in illiquid securities, including restricted securities with legal or contractual restrictions, those without a readily available market and repurchase agreements with maturities longer than seven days). The Series is subject to certain investment restrictions that are fundamental policies, which means that they cannot be changed without shareholder approval. For more information about these restrictions, see "Investment Restrictions" in the SAI.

INVESTMENT RISKS

As noted previously, all investments involve risk, and investing in the Series is no exception. This chart outlines the key risks and potential rewards of the principal investments the Series may make. Unless otherwise noted, the Series' ability to engage in a particular type of investment is expressed as a percentage of total assets. For more information, see "Description of the Series, Their Investments and Risks" in the SAI.

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Investment Type

% of Series' Total Assets	Risks	Potential Rewards
Foreign securities in general At least 80% of investable assets; up to 100% Up to 30% in emerging markets securities	■ Foreign markets, economies and political systems, particularly those in developing countries, may not be as stable as in the U.S
■ Currency risk - changing values of foreign currencies can cause losses
■ May be less liquid than U.S. stocks and bonds
■ Differences in foreign laws, accounting standards and public information, custody and settlement practices result in less reliable information on foreign investments and involve more risk
■ Investment in emerging markets securities are subject to greater volatility and price declines	■ Investors can participate in the growth of foreign markets through investments in companies operating in those markets
■ May profit from changing values of foreign currencies
■ Opportunities for diversification

Common stocks and other equity-related securities At least 80% of investable assets; up to 100%	■ Individual stock could lose value
■ The equity markets could go down, resulting in a decline in value of the Series' investments
■ Companies that normally pay dividends may not do so if they don't have profits or adequate cash flow
■ Changes in economic or political conditions, both domestic and international, may result in a decline in value of the Series' investments	■ Historically, stocks have outperformed other investments over the long term
■ Generally, economic growth leads to higher corporate profits, which lead to an increase in stock prices, known as capital appreciation
■ May be a source of dividend income

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How the Series Invests

Investment Type (cont'd)

% of Series' Total Assets	Risks	Potential Rewards
Investment-grade bonds Up to 20% of investable assets; usually less than 5%	■ Credit risk - the risk that the borrower can't pay back the money borrowed or make interest payments
■ Market risk - the risk that bonds or other debt instruments may lose value in the market because interest rates change or there is a lack of confidence in the borrower
■ Interest rate risk - the risk that the value of most bonds will fall when interest rates rise. The longer a bond's maturity and the lower its credit quality, the more its value typically falls. It can lead to price volatility	■ A source of regular interest income
■ High quality bonds are generally more secure than stocks since companies must pay their debts before they pay dividends
■ Most bonds will rise in value when interest rates fall
■ Principal and interest on government securities may be guaranteed by the issuing government

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Investment Type (cont'd)

% of Series' Total Assets	Risks	Potential Rewards
Derivatives Up to 20% of investable assets; usually less than 10%	■ The value of derivatives (such as futures and options) that are used to manage cash flows or to hedge a portfolio security is generally determined independently from that security and could result in a loss to the Series when the price movement of a derivative used as a hedge does not correlate with a change in the value of the portfolio security
■ Derivatives may not have the intended effects and may result in losses or missed opportunities
■ The counterparty to a derivatives contract could default
■ Derivatives can increase share price volatility and those that involve leverage could magnify losses
■ Certain types of derivatives involve costs that can reduce returns	■ Derivatives could make money and protect against losses if the investment analysis proves correct
■ Derivatives that involve leverage could generate substantial gains at low cost
■ One way to manage the Series' risk/return balance is by locking in the value of an investment ahead of time
■ Hedges that correlate well with an underlying position can reduce or eliminate the volatility of investment income or capital gains at low cost

Illiquid securities Up to 15% of net assets	■ May be difficult to value precisely ■ May be difficult to sell at the time or place desired	■ May offer a more attractive yield or potential for growth than more widely traded securities

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How the Series Invests

Investment Type (cont'd)

% of Series' Total Assets	Risks	Potential Rewards
Money market instruments Up to 100% on a temporary basis	■ Limits potential for capital appreciation and achieving our investment objective
■ Credit risk - the risk that the default of an issuer would leave the Series with unpaid interest or principal
	■ Market risk - the risk that the market value of an investment may move up or down. Market risk may affect an industry, a sector or the market as a whole	■ May preserve the Series' assets

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How the Series is Managed

BOARD OF DIRECTORS

The Fund's Board of Directors (the Board) oversees the actions of the Manager, Subadviser and Distributor and decides on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business operations of the Series.

MANAGER

Prudential Investments LLC (PI or the Manager)
100 Mulberry Street, Gateway Center Three
Newark, NJ 07102

Under a management agreement with the Fund, PI manages the Fund's investment operations and administers its business affairs. PI also is responsible for supervising the Series' Subadviser. For the fiscal year ended October 31, 2005, the Series paid management fees of .85% of the average daily net assets of the Series.

PI and its predecessors have served as manager or administrator to investment companies since 1987. As of September 30, 2005, PI, a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential), served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as the administrator to closed-end investment companies, with aggregate assets of approximately $93.8 billion.

Subject to the supervision of the Board, PI is responsible for conducting the initial review of prospective subadvisers for the Series. In evaluating a prospective subadviser, PI considers many factors, including the firm's experience, investment philosophy and historical performance. PI is also responsible for monitoring the performance of the Series' Subadviser.

PI and the Fund operate under an exemptive order (the Order) from the Securities and Exchange Commission (SEC or the Commission) that generally permits PI to enter into or amend agreements with subadvisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Board must approve any new or amended agreements with a subadviser. Shareholders of the Series still have the right to terminate these agreements at any time by a vote of the majority of outstanding shares of the Series. The Series will notify shareholders of any new subadviser or material amendments to subadvisory agreements pursuant to the Order.

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How the Series is Managed

SUBADVISER

Quantitative Management Associates LLC (QMA) is the subadviser to the Series. QMA is a wholly owned subsidiary of Prudential Investment Management, Inc. QMA manages equity and balanced portfolios for institutional and retail clients. As of September 30, 2005, QMA had approximately $50 billion in assets under management (including approximately $6 billion in assets for which QMA, as balanced manager, allocates to affiliated and unaffiliated managers). The address of QMA is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

QMA typically follows a team approach in the management of its portfolios. QMA uses a disciplined investment process based on fundamental data, driven by its quantitative investment models. QMA incorporates into its investment process insights gained from its original research and the seasoned judgment of its portfolio managers and analysts. PI has responsibility for all investment advisory services, supervises QMA and pays QMA for its services.

A discussion regarding the basis for the Board's approval of the Series' investment advisory agreements is available in the Fund's annual report (for any agreements approved during the six-month period ended October 31, 2005) and will be available in the Series' semi-annual report (for any agreements approved during the six-month period ended April 30, 2006).

PORTFOLIO MANAGERS

The members of QMA's portfolio management team with primary responsibility for managing the Series are listed below.

Margaret S. Stumpp, PhD is the Chief Investment Officer of QMA. Maggie is responsible for portfolio management and investment strategy for the Series. She is portfolio manager for QMA's enhanced index equity portfolios for institutional investors and mutual fund clients. Maggie is extensively involved in quantitative research in asset allocation, security selection and portfolio construction for QMA. Prior to joining QMA's predecessor in 1987, Maggie was employed by the AT&T Treasury department and by Price Waterhouse as a senior consultant. In both positions, she was responsible for providing expert testimony on economic and financial matters. She has published articles on finance and economics in numerous publications, including, The Financial Analysts Journal, The Journal of Portfolio Management, The Journal of Investment Management and Award Papers in Public Utility Economics. Maggie earned a BA cum laude with distinction in Economics from Boston University, and holds an AM and PhD in Economics from Brown University.

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John Van Belle, PhD is a Managing Director of QMA. John is responsible for portfolio management and investment strategy for the Series. He manages QMA's global balanced portfolios, domestic balanced funds, and equity portfolios for foreign-based full service clients. Prior to joining QMA's predecessor in 1983, John was a vice president in Currency Management Consulting Groups at both Bankers Trust and Citibank. He began his career in the research department at the Federal Reserve Bank of New York. Before that he taught Economics and Finance at the University of Virginia and Rutgers Graduate School of Management. He has published numerous articles in the fields of Economics and Finance. John earned a BS in Economics from St. Joseph's College and holds a PhD in Economics from the University of Virginia.

Ted Lockwood is a Managing Director of QMA. Ted is responsible for portfolio management and investment research for the Fund. Ted is responsible for managing portfolios, investment research, and new product development for QMA. Ted joined QMA's predecessor in 1988. Previously, Ted was with AT&T and a member of the technical staff at AT&T Bell Laboratories. Ted graduated summa cum laude with a BE in Engineering from Stony Brook University and received an MS in Engineering and an MBA in Finance from Columbia University.

Peter Xu, PhD is a Managing Director of QMA. Peter is responsible for portfolio management and investment research for the Series. He conducts equity market research, the results of which are used in QMA's stock selection process for all quantitative core equity portfolios. He has published articles in various journals, including The Financial Analysts Journal, The Journal of Portfolio Management, Review of Quantitative Finance and Accounting, and Review of Pacific Basin Financial Markets and Policies. Prior to joining QMA's predecessor in 1997, Peter taught in the business school at the University of Houston. He earned a BS in Nuclear Physics from Fudan University in Shanghai, an MA in Economics from Rice University, and a PhD in Finance from the University of Houston.

Betty Sit Tong is an Investment Associate for QMA. Betty is responsible for portfolio management and trading for the Series. She co-manages certain QMA global index portfolios. She is also responsible for trading foreign and domestic equities, foreign exchange, and derivative instruments. Prior to joining QMA's predecessor in 1994, Betty was employed by Prudential Equity Management Associates. She joined The Prudential Insurance Company of America in 1981. Betty earned a BA in Psychology from Princeton University.

The SAI provides additional information about the portfolio managers compensation, other accounts managed by them, and their ownership of securities in the Series.

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How the Series is Managed

DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS or the Distributor) distributes the Fund's shares under a Distribution Agreement with the Fund. The Fund has Distribution and Service Plans (the Plans) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the 1940 Act), as applicable to the Series' shares. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Series' Class A, B, C and Z shares, and provides certain shareholder support services. The Series pays distribution and other fees to PIMS as compensation for its services for each class of shares, other than Class Z. These fees - known as 12b-1 fees - are shown in the "Fees and Expenses" tables. Class A, Class B and Class C shares are subject to a 12b-1 fee of .30%, 1% and 1%, respectively.

Because these fees are paid from the Series' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of the Series' portfolio securities is described in the Series' SAI and on the Fund's website at www.jennisondryden.com. The Series will provide a full list of the Series' portfolio holdings as of the end of each calendar month on its website within 60 days after the end of the month. In addition, the Series may release the Series' top ten holdings, sector and country breakdowns, and largest industries on a quarterly basis. Such information will be posted to the Series' website no earlier than 15 days after the end of each calendar quarter, and will be available on the Series' website until replaced at the end of the next quarter. These postings can be located at www.jennisondryden.com.

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Series Distributions and Tax Issues

Investors who buy shares of the Series should be aware of some important tax issues. For example, the Series distributes dividends of net investment income and realized net capital gains, if any, to shareholders. These distributions are subject to income taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA) or some other qualified or tax-deferred plan or account. Dividends and distributions from the Series also may be subject to state and local income taxes.

Also, if you sell shares of the Series for a profit, you may have to pay capital gains taxes on the amount of your profit unless you hold your shares in a qualified or tax-deferred plan or account.

The following briefly discusses some of the important federal tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS

The Series distributes dividends of any net investment income to shareholders, typically once a year. For example, if the Series owns ACME Corp. stock and the stock pays a dividend, the Series will pay out a portion of this dividend to its shareholders, assuming the Series' income is more than its costs and expenses. The dividends you receive from the Series will be subject to taxation, whether or not they are reinvested in the Series.

The Series also distributes any realized net capital gains to shareholders - typically once a year. Capital gains are generated when the Series sells its assets for a profit. For example, if the Series bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Series has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Series' remaining total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Series holds the security - if the Series holds a security for more than one year before selling it, any gain is treated as long-term capital gain which, if received before January 1, 2009, is generally taxed at a maximum rate of 15%, provided that the fund distributes the net capital gain to non-corporate U.S. shareholders. If the Series holds the security for one year or less, any gain is treated as short-term capital gain which is taxed at rates applicable to ordinary income. Different rates apply to corporate shareholders.

Certain dividends received by individuals and other non-corporate shareholders that are designated as qualified dividend income may be eligible for the maximum 15% tax rate applicable to long-term capital gain if received before January 1, 2009. Also, a portion of the dividends paid to corporate shareholders of the Series will be eligible for the 70% dividends received deduction to the extent the Series' income is derived from certain dividends received from U.S. corporations.

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Series Distributions and Tax Issues

For your convenience, Series distributions of dividends and net capital gains are automatically reinvested in the Series without any sales charge. If you ask us to pay the distributions in cash, we will wire the distribution to your bank account instead of purchasing more shares of the Series. Either way, the distributions may be subject to income taxes unless your shares are held in a qualified or tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.

TAX ISSUES
Form 1099

Every year, you will receive a Form 1099, which reports the amount of taxable dividends and capital gains we distributed to you during the prior year, unless you own shares of the Series as part of a qualified or tax-deferred plan or account. If you do own shares of the Series as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099 annually, but instead you will receive a Form 1099 when you take any distributions from your qualified or tax-deferred plan or account.

Series distributions of taxable income are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends in October, November or December of a calendar year, and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year.

Withholding Taxes

If federal tax law requires you to provide the Series with your tax identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury a portion (currently 28%) of your distributions and sale proceeds.

Taxation of Foreign Shareholders

For a discussion regarding the taxation of foreign shareholders, please see the SAI "Taxes, Dividends and Distributions - Foreign Shareholders."

If You Purchase Just Before Record Date

If you buy shares of the Series just before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. As explained above, the distribution may be subject to taxes. You may think you've done well, since you bought shares one day and soon thereafter received a distribution. That is not so because when dividends are paid out, the value of each share of the Series decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Series also will be affected by the market changes, if any. The distribution you receive makes up for the

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decrease in share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.

Qualified or Tax-Deferred Retirement Plans

Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax free. Please contact your financial adviser for information on a variety of retirement plans offered by Prudential.

IF YOU SELL OR EXCHANGE YOUR SHARES

If you sell any shares of the Series for a profit, you will have realized a capital gain, which is subject to tax unless you hold shares in a qualified or tax-deferred plan or account. The amount of tax you pay depends on how long you owned your shares and when you bought them. If you sell shares of the Series for a loss, you may have a capital loss, which you may use to offset certain capital gains you have.

If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before the sale and ending 30 days after the sale of the shares). If you acquire shares of the Series and sell your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.

Exchanging your shares of the Series for the shares of another JennisonDryden or Strategic Partners mutual fund is considered a sale for tax purposes. In other words, it's a "taxable event." Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.

Any gain or loss you may have from selling or exchanging Series shares will not be reported on Form 1099. However, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified or tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell - or exchange - Series shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

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Series Distributions and Tax Issues

Automatic Conversion of Class B Shares

We have obtained a legal opinion that the conversion of Class B shares into Class A shares - which happens automatically approximately seven years after purchase - is not a "taxable event". This opinion, however, is not binding on the IRS. For more information about the automatic conversion of Class B shares, see "Class B Shares Automatically Convert to Class A Shares After Approximately Seven Years" in the next section.

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How to Buy, Sell and
Exchange Shares of the Series

HOW TO BUY SHARES
In order to buy shares of the Series, the following steps need to be taken: STEP 1: Open an Account; STEP 2: Choose a Share Class; STEP 3: Understanding the Price You'll Pay; and STEP 4: Additional Shareholder Services. Each of these steps is described below.

Step 1: Open an Account

If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Series for you, call Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent) at (800) 225-1852 or contact:

Prudential Mutual Fund Services LLC
Attn: Investment Services
P.O. Box 8179
Philadelphia, PA 19176

You may purchase shares by check or wire. We do not accept cash or money orders. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. We have the right to reject any purchase order (including an exchange into the Series) or suspend or modify the Series' sale of its shares, including due to failure by you to provide additional information, such as information needed to verify the source of funds used to purchase shares and your identity or the identity of any underlying beneficial owners of your shares.

With certain limited exceptions, shares of the Series are only available to be sold in the United States, U.S. Virgin Islands, Puerto Rico and Guam.

Step 2: Choose a Share Class

Individual investors can choose among Class A, Class B, Class C and Class Z shares of the Series, although Class Z shares are available only to a limited group of investors.

Multiple share classes let you choose a cost structure that meets your needs:

■  Class A shares purchased in amounts of less than $1 million require you to pay a sales charge at the time of purchase, but the operating expenses of Class A shares are lower than the operating expenses of Class B and Class C shares. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%, but are not subject to an initial sales charge. The CDSC is waived for purchases by certain retirement or benefit plans affiliated with Prudential.

■  Class B shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within six years (that is why it is called a CDSC). The operating expenses of Class B shares are higher than the operating expenses of Class A shares.

■  Class C shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within 12 months of purchase. The operating expenses of Class C shares are higher than the operating expenses of Class A shares.

Dryden International Equity Fund 23

How to Buy, Sell and
Exchange Shares of the Series

When choosing a share class, you should consider the following factors:

■  The amount of your investment and any previous or planned future investments, which may qualify you for reduced sales charges for Class A shares under Rights of Accumulation or a Letter of Intent.

■  The length of time you expect to hold the shares and the impact of varying distribution fees. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For this reason, Class C shares are generally appropriate only for investors who plan to hold their shares for no more than 3 years.

■  The different sales charges that apply to each share class - Class A's front-end sales charge vs. Class B's CDSC vs. Class C's low CDSC.

■  The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase.

■  Class B shares purchased in amounts greater than $100,000 are generally less advantageous than purchasing Class A shares. Purchases of Class B shares exceeding this amount generally will not be accepted.

■  Class C shares purchased in amounts greater than $1 million are generally less advantageous than purchasing Class A shares. Purchases of Class C shares above this amount generally will not be accepted.

■  Because Class Z shares have lower operating expenses than Class A, Class B or Class C shares, you should consider whether you are eligible to purchase Class Z shares.

See "How to Sell Your Shares" for a description of the impact of CDSCs.

Some investors purchase or sell shares of the Series through financial intermediaries and omnibus accounts maintained by brokers that aggregate the orders of multiple investors and forward the aggregate orders to the Series. The Series has advised each financial intermediary and broker of the share class guidelines explained above, and it is their responsibility to monitor and enforce these guidelines with respect to shareholders purchasing shares through financial intermediaries or omnibus accounts. You should consult your financial intermediary or broker for assistance in choosing a share class.

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Share Class Comparison. Use this chart to help you compare the Series' different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.

	Class A	Class B		Class C	Class Z
Minimum purchase amount[1]	$1,000	$1,000		$2,500	None
Minimum amount for subsequent purchases[1]	$100	$100		$100	None
Maximum initial sales charge	5.5% of the public offering price	None		None	None
Contingent Deferred Sales Charge (CDSC)[2]	1%[3]	If sold during: Year 1 Year 2 Year 3 Year 4 Years 5/6 Year 7	5% 4% 3% 2% 1% 0%	1% on sales made within 12 months of purchase[2]	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)[4]	.30 of 1%	1%		1%	None

1  The minimum initial investment requirements do not apply to certain retirement and employee savings plans and custodial accounts for minors. The minimum investment for purchases made through the Automatic Investment Plan is $50. For more information, see "Step 4: Additional Shareholder Services - Automatic Investment Plan."

2  For more information about the CDSC and how it is calculated, see "Contingent Deferred Sales Charges (CDSC)."

3  Investors who purchase $1 million or more of Class A shares and redeem those shares within 12 months of purchase are subject to a CDSC of 1%, but are not subject to an initial sales charge. The CDSC is waived for purchases by certain retirement or benefit plans affiliated with Prudential.

4  These distribution and service (12b-1) fees are paid from the Series' assets on a continuous basis. The service fee for each of Class A, Class B and Class C shares is .25 of 1%. The distribution fee for Class A shares is limited to .30 of 1% (including the .25 of 1% service fee) and is .75 of 1% for each of Class B and Class C shares.

The Distributor of the Series has contractually agreed through February 28, 2007 to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares.

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Reducing or Waiving Class A's Initial Sales Charge

The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

Increase the Amount of Your Investment. You can reduce Class A's initial sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases.

Amount of Purchase	Sales Charge as % of Offering Price	Sales Charge as % of Amount Invested	Dealer Reallowance
Less than $25,000	5.50%	5.82%	5.00%
$25,000 to $49,999	5.00	5.26	4.50
$50,000 to $99,999	4.50	4.71	4.00
$100,000 to $249,999	3.75	3.90	3.25
$250,000 to $499,999	2.75	2.83	2.50
$500,000 to $999,999	2.00	2.04	1.75
$1 million to $4,999,999*	None	None	1.00	**

*  If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy Class Z shares. If you purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase you will be subject to a 1% CDSC although you will be subject to an initial sale charge. (The CDSC is waived for purchases by certain retirement or benefit plans).

**  For investments of $5 million to $9,999,999, the dealer reallowance is 0.50%. For investments of $10 million and over, the dealer reallowance is 0.25%.

To satisfy the purchase amounts above, you can:

■  Use your Rights of Accumulation, which allow you or an eligible group of related investors to combine (1) the current value of JennisonDryden or Strategic Partners mutual fund shares you or the group already own, (2) the value of money market shares you or an eligible group of related investors have received for shares of other JennisonDryden or Strategic Partners mutual funds in an exchange transaction and (3) the value of the shares you or an eligible group of related investors are purchasing, or

■  Sign a Letter of Intent, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Series and other JennisonDryden or Strategic Partners mutual funds within 13 months, or

■  Use your Combined Purchase and Cumulative Purchase Privilege, which allows you and an eligible group of related investors to combine the value of Class A shares of this Series with the value of Class A shares of other JennisonDryden or Strategic Partners mutual funds that you or the group are purchasing at the same time.

26 Visit our website at www.jennisondryden.com

Note: Class Z shares cannot be aggregated with any other share class for purposes of reducing or waiving Class A's initial sales charge.

Definition of Eligible Group of Related Investors

■  All accounts held in your name (alone or with other account holders) and taxpayer identification number (TIN)

■  Accounts held in your spouse's name (alone or with other account holders) and TIN (see definition of spouse below)

■  Accounts for your children or your spouse's children including children for whom you and/or your spouse are legal guardian (e.g., UGMAs and UTMAs)

■  Accounts in the name and TINs of your parents

■  Trusts with you, your spouse, your children, your spouse's children, and/or your parents as the beneficiaries

■  With limited exclusions, accounts with the same address

■  Exclusions include, but are not limited to:

■  addresses for brokerage firms and other intermediaries

■  Post Office Boxes

■  Accounts held in the name of a company controlled by you (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners), including employee benefit plans of the company where the accounts are held in the plan's TIN.

Definition of Spouse:

The person to whom you are legally married.

We also consider your spouse to include the following:

■  An individual of the same gender with whom you have been joined in a civil union, or legal contract similar to marriage;

■  A domestic partner, who is an individual (including one of the same gender) with whom you have shared a primary residence for at least six months, in a relationship as a couple where you, your domestic partner or both provide personal or financial welfare of the other without a fee, to whom you are not related by blood; or

■  An individual with whom you have a common law marriage, which is a marriage in a state where such marriages are recognized between a man and a woman arising from the fact that the two live together and hold themselves out as being married.

Share Valuation. The value of shares held by you or an eligible group of related investors will be determined as follows:

■  for Class A shares, the value of existing shares is determined by the maximum offering price (net asset value per share (NAV) plus maximum sales charge) as of the previous business day, and

■  for Class B shares and Class C shares, the value of existing shares is determined by the NAV as of the previous business day.

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If your shares are held directly by the Transfer Agent, and you believe you qualify for a reduction or waiver of Class A's initial sales charge, you must notify the Transfer Agent at the time of the qualifying share purchase in order to receive the applicable reduction or waiver. If your shares are held through a broker or other financial intermediary, and you believe you qualify for a reduction or waiver of Class A's initial sales charge, you must notify your broker or financial intermediary at the time of the qualifying purchase in order to receive the applicable reduction or waiver. Shares held through a broker or other financial intermediary will not be systematically aggregated with shares held directly by the Transfer Agent for purposes of receiving a reduction or waiver of Class A's initial sales charge. The reduced or waived sales charge will be granted subject to confirmation of account holdings.

If your shares are held directly by the Transfer Agent, you must identify the eligible group of related investors. Although the Transfer Agent does not require any specific form of documentation in order to establish your eligibility to receive a waiver or reduction of Class A's initial sales charge, you may be required to provide appropriate documentation if the Transfer Agent is unable to establish your eligibility.

If your shares are held through a broker or other financial intermediary, the broker or intermediary is responsible for determining the specific documentation, if any, that you may need in order to establish your eligibility to receive a waiver or reduction of Class A's initial sales charge. Your broker or financial intermediary is also responsible for notifying the Transfer Agent if your share purchase qualifies for a reduction or waiver of Class A's initial sales charge.

Purchases of $1 million or more. If you purchase $1 million or more of Class A shares, you will not be subject to an initial sales charge, although a CDSC may apply, as previously noted.

Benefit Plans. Certain group retirement and savings plans may purchase Class A shares without paying the initial sales charge if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

Mutual Fund Programs. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with the Distributor relating to:

■  Mutual fund "wrap" or asset allocation programs; where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or

28 Visit our website at www.jennisondryden.com

■  Mutual fund "supermarket" programs; where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Series in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Other Types of Investors. Certain other types of investors may purchase Class A shares without paying the initial sales charge, including:

■  certain directors, officers, employees (and certain members of their families) of Prudential and its affiliates, the JennisonDryden or Strategic Partners mutual funds, and the investment advisers of the JennisonDryden or Strategic Partners mutual funds;

■  persons who have retired directly from active service with Prudential or one of its subsidiaries;

■  certain real estate brokers, agents and employees of real estate brokerage companies affiliated with the Prudential Real Estate Affiliates;

■  registered representatives and employees of brokers that have entered into dealer agreements with the Distributor; and

■  investors in IRA accounts, provided that (a) the purchase is made either from a directed rollover to such Individual Retirement Account or with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential Retirement (the institutional Benefit Plan recordkeeping entity of Prudential) provides administrative or recordkeeping services, in each case provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution; or (b) recordkeeping for the Individual Retirement Account is performed by Prudential Retirement as part of its "Rollover IRA" program (regardless of whether or not the assets of the Individual Retirement Account consist of proceeds of a tax-free rollover of assets from a Benefit Plan described in (a) above).

To qualify for a waiver of the Class A sales charge at the time of purchase, you must notify the Transfer Agent or the Distributor must be notified by the broker facilitating the purchase that the transaction qualifies for a waiver of the Class A sales charge. The waiver will be granted subject to confirmation of your account holdings.

Additional Information About Reducing or Waiving Class A's Sales Charge. Additional information concerning the reduction or waiver of Class A's initial sales charge is available in the SAI, which is available free of charge upon request. The Fund also makes available free of charge, on the Fund's website at www.jennisondryden.com, in a clear and prominent format, information relating to the Series' Class A initial sales charge, and the different ways that investors can reduce or avoid paying the initial sales charge. The Series' website includes hyperlinks that facilitate access to this information.

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You may need to provide your broker-dealer or other financial intermediary through which you hold Series shares with the information necessary to take full advantage of reduced or waived Class A sales charges.

The Distributor may reallow Class A's sales charge to dealers.

Qualifying for Class Z Shares

Benefit Plans. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

Mutual Fund Programs. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Series as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

■  Mutual fund "wrap" or asset allocation programs where the sponsor places fund trades, links it clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or

■  Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Series in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Class Z shares of the Series may be purchased by investors through the exchange of Class Z shares of other mutual funds distributed by PIMS.

Other Types of Investors. Class Z shares also can be purchased by any of the following:

■  Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the JennisonDryden or Strategic Partners mutual funds are an available option,

■  Current and former Directors/Trustees of the JennisonDryden or Strategic Partners mutual funds (including the Series),

30 Visit our website at www.jennisondryden.com

■  Prudential, with an investment of $10 million or more, and

■  Qualified state tuition programs (529 plans).

Class B Shares Automatically Convert to Class A Shares After Approximately Seven Years

If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you purchased with reinvested dividends and other distributions. Since the 12b-1 fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Series expenses.

Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased to the extent the shares are carried on the books of that broker-dealer and the broker-dealer provides subaccounting services to the Series. Otherwise, the procedures utilized by PMFS, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.

When we do the conversion, you will get fewer Class A shares than the number of Class B shares converted if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly; not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Series Shares - Conversion Feature - Class B Shares."

Step 3: Understanding the Price You'll Pay

The price you pay for each share of the Series is based on the share value. The share value of a mutual fund - known as the net asset value or NAV - is determined by a simple calculation: it's the total value of a fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by fund XYZ (minus its expenses) is $1,000 and there are 100 shares of fund XYZ owned by shareholders, the price of one share of the fund - or the NAV - is $10 ($1,000 divided by 100). Most national newspapers report the NAVs of most mutual funds, which allows investors to check the price of mutual funds daily. The Series' portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under

Mutual Fund Shares

The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if Fund XYZ holds City ABC bonds in its portfolio and the price of City ABC bonds goes up while the value of the fund's other holdings remains the same and expenses don't change, the NAV of Fund XYZ will increase.

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procedures established by the Board. With respect to any portion of the Series' assets that are invested in one or more open-end investment companies, the Series' net asset value will be calculated based upon the net asset value of the investment company in which the Series invests.

The Series may also use fair value pricing if it determines that a market quotation is not reliable based, among other things, on events or market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the Series' NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S. because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time the Series determines its NAV. The Series may also use fair value pricing with respect to U.S.-traded securities if, for example, trading in a particular security is halted and does not resume before the Series calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that the Series uses to determine its NAV may differ from the security's quoted or published price. If the Series needs to implement fair value pricing after the NAV publishing deadline but before shares are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Series' NAV, we will value the Series' futures contracts 15 minutes after the close of regular trading on the New York Stock Exchange (NYSE). Except when we fair value securities, we normally value each foreign security held by the Series as of the close of the security's primary market. Fair value pricing procedures are designed to result in prices for the Series' securities and its net asset value that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and may have the effect of reducing arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of the Series' NAV by short-term traders.

We determine the Series' NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The NYSE is closed on most national holidays and Good Friday. We do not price, and you will not be able to purchase,

32 Visit our website at www.jennisondryden.com

redeem or exchange the Series' shares on days when the NYSE is closed but the primary markets for the Series' foreign securities are open, even though the value of these securities may have changed.

Conversely, the Series will ordinarily price its shares, and you may purchase, redeem or exchange shares, on days that the NYSE is open but foreign securities markets are closed. We may not determine the Series' NAV on days when we have not received any orders to purchase, sell or exchange Series shares, or when changes in the value of the Series' portfolio do not materially affect its NAV.

What Price Will You Pay for Shares of the Series?

For Class A shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B, Class C and Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge a separate or additional fee for purchases of shares.

Unless regular trading on the NYSE closes before 4:00 p.m. New York time, your order to purchase must be received by 4:00 p.m. New York time in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.

Step 4: Additional Shareholder Services

As a Series shareholder, you can take advantage of the following services and privileges:

Automatic Reinvestment. As we explained in the "Series Distributions and Tax Issues" section, the Series pays out - or distributes - its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Series at NAV without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker, or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

Prudential Mutual Fund Services LLC
Attn: Account Maintenance
P.O. Box 8159
Philadelphia, PA 19176

Automatic Investment Plan. You can make regular purchases of the Series for as little as $50 by having the funds automatically withdrawn from your bank or brokerage account at specified intervals.

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Retirement Plan Services. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs, or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLES, SEP plans, Keoghs, 403(b)(7) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

Systematic Withdrawal Plan. A Systematic Withdrawal Plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. Remember, the sale of Class A (in certain cases), Class B and Class C shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Series. To reduce Series expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise. If each Series shareholder in your household would like to receive a copy of the Series' prospectus, shareholder report and proxy statement, please call us toll free at (800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.

HOW TO SELL YOUR SHARES

You can sell your shares of the Series for cash (in the form of a check) at any time, subject to certain restrictions. For more information about these restrictions, see "Restrictions on Sales" in the next section.

When you sell shares of the Series - also known as redeeming your shares - the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell, less any applicable CDSC. If your broker holds your shares, your broker must receive your order to sell by 4:00 p.m. New York time to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. If your broker does not hold your shares, contact:

34 Visit our website at www.jennisondryden.com

Prudential Mutual Fund Services LLC
Attn: Redemption Services
P.O. Box 8149
Philadelphia, PA 19176

Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge a separate or additional fee for purchases and sales of shares.

Restrictions on Sales

There are certain times when you may not be able to sell shares of the Series, or when we may delay paying you the proceeds from a sale. As permitted by the Commission, this may happen during unusual market conditions or emergencies when the Series can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Series Shares - Sale of Shares."

If you are selling more than $100,000 of shares, you want the redemption proceeds payable or sent to someone or some place that is not in our records or you are a business or a trust and you hold shares directly with the Transfer Agent, you may have to have the signature on your sell order signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker-dealer or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Series Shares - Sale of Shares - Signature Guarantee."

Contingent Deferred Sales Charge (CDSC)

If you sell Class B shares within six years of purchase or Class C shares within 12 months of purchase, you will have to pay a CDSC. In addition, if you purchase $1 million or more of Class A shares, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for any such shares redeemed within 12 months of purchase. The CDSC is waived for purchases by certain retirement or benefit plans affiliated with Prudential.

To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:

■  Amounts representing shares you purchased with reinvested dividends and distributions,

■  Amounts representing the increase in NAV above the total amount of payments for shares (Class A, Class B and Class C shares only), and

■  Amounts representing the cost of shares held beyond the applicable CDSC period.

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Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid - or at least minimize - the CDSC.

Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

Waiver of the CDSC - Class B Shares

The CDSC will be waived if the Class B shares are sold:

■  After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares owned in joint tenancy, provided the shares were purchased before the death or disability;

■  To provide for certain distributions - made without IRS penalty - from a tax-deferred retirement plan, IRA, or Section 403(b) custodial account; and

■  On certain sales from a Systematic Withdrawal Plan.

For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Series Shares - Waiver of the Contingent Deferred Sales Charge - Class B Shares."

Waiver of the CDSC - Class C Shares

Benefit Plans. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC will also be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

Redemption In Kind

If the sales of Series shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Series' net assets, we can then give you securities from the Series' portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

Small Accounts

If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Series' expenses paid by other shareholders. We will give you

36 Visit our website at www.jennisondryden.com

60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other qualified or tax-deferred plan or account.

90-Day Repurchase Privilege

After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the same Series and account without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your account with the appropriate number of shares to reflect the amount of the CDSC you paid. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Series Shares - Sale of Shares."

Retirement Plans

To sell shares and receive a distribution from your retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares".

HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of the Series for shares of the same class in certain other JennisonDryden or Strategic Partners mutual funds - including certain money market funds - if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Series for Class A shares of another JennisonDryden Mutual Fund or Strategic Partners Fund, but you can't exchange Class A shares for Class B, Class C or Class Z shares. Class B and C shares may not be exchanged into money market funds other than MoneyMart Assets, Inc. After an exchange, at redemption, the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days' notice.

If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

Prudential Mutual Fund Services LLC
Attn: Exchange Processing
P.O. Box 8157
Philadelphia, PA 19176

There is no sales charge for such exchanges. However, if you exchange - and then sell - Class A shares within 12 months of your original purchase (in certain

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circumstances), Class B shares within approximately six years of your original purchase or Class C shares within 12 months of your original purchase (18 months for Class C shares purchased prior to February 2, 2004), you must still pay the applicable CDSC. If you have exchanged Class A, Class B or Class C shares into a money market fund, the time you hold the shares in the money market account will not be counted in calculating the required holding periods for CDSC liability.

Remember, as we explained in the section entitled "Series Distributions and Tax Issues - If You Sell or Exchange Your Shares," exchanging shares is considered a sale for federal income tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account - Exchange Privilege."

Frequent Purchases and Redemptions of Series Shares

The Series seeks to prevent patterns of frequent purchases and redemptions of Series shares by its shareholders. Frequent purchases and sales of shares of the Series may adversely affect Series performance and the interests of long-term investors. When a shareholder engages in frequent or short-term trading, the Series may have to sell portfolio securities to have the cash necessary to redeem the shareholder's shares. This can happen when it is not advantageous to sell any securities, so the Series' performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the Series cannot predict how much cash it will have to invest. In addition, if the Series is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, the Series may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain shareholders may cause dilution in the value of Series shares held by other shareholders. Funds that invest in foreign securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow a shareholder engaging in frequent trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. Funds that invest in certain fixed-income securities, such as high-yield bonds or certain asset-backed securities, may also constitute an effective vehicle for a shareholder's frequent trading strategy.

The Board has adopted policies and procedures designed to discourage or prevent frequent trading activities by Series shareholders. In an effort to prevent such practices, the Fund's Transfer Agent monitors trading activity on a daily basis. The Series has implemented a trading policy that limits the number of times a shareholder may

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purchase Series shares or exchange into the Series and then sell those shares within a specified period of time (a "round-trip transaction") as established by the Fund's Chief Compliance Officer (CCO). The CCO is authorized to set and modify the parameters at any time as required to prevent the adverse impact of frequent trading on Series shareholders. The CCO has defined frequent trading as one or more round-trip transactions in shares of the Series within a 30-day period. A second round-trip within 60 days will begin a warning period that will remain in effect for 90 days. If additional purchase activity is initiated during the warning period, the purchase activity will be cancelled. In addition, if two round-trips have already been completed within the past 90 days, a trading suspension will be placed on the account that remains in effect for 90 days. Exceptions to the trading policy will not normally be granted. Transactions in the Prudential money market funds and the Dryden Ultra Short Bond Fund are excluded from this policy.

The Series reserves the right to reject or cancel, without prior notice, all additional purchases or exchanges into the Series by a shareholder who has violated this policy. Moreover, the Series may direct a broker-dealer or other intermediary to block a shareholder account from future trading in the Series. The Transfer Agent will monitor trading activity over $25,000 per account on a daily basis for a rolling 30-day period. If a purchase into the Series is rejected or cancelled for violations of the trading policy, the shareholder will receive a return of the purchase amount.

If the Series is offered to qualified plans on an omnibus basis or if Series shares may be purchased through other omnibus arrangements ("Intermediaries"), Intermediaries maintain the individual beneficial owner records and submit to the Series only aggregate orders combining the transactions of many beneficial owners. The Series itself generally cannot monitor trading by particular beneficial owners. The Series communicates to Intermediaries in writing that it expects the Intermediaries to impose restrictions on transfers by beneficial owners. Intermediaries may impose different or stricter restrictions on transfers by beneficial owners. Consistent with the restrictions described above, investments in the Series through retirement programs administered by Prudential Retirement will be similarly identified for frequent purchases and redemptions and appropriately restricted.

The Transfer Agent also reviews the aggregate net flows in excess of one million dollars. In those cases, the trade detail is reviewed to determine if any of the activity relates to previously identified policy offenders. In cases of omnibus orders, the Intermediary may be contacted by the Transfer Agent to obtain additional information. The Transfer Agent has the authority to cancel all or a portion of the trade if the information reveals that the activity relates to previously identified policy offenders. Where appropriate, the Transfer Agent may request that the Intermediary block a financial adviser or client from accessing the Series. If necessary, the Series may be removed from a particular Intermediary's platform.

Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Series to prevent such trading, there is no guarantee that the Series, the Transfer Agent or Intermediaries will be able to identify these shareholders or curtail their trading practices. The Series does

Dryden International Equity Fund 39

How to Buy, Sell and
Exchange Shares of the Series

not have any arrangements intended to permit trading of its shares in contravention of the policies described above.

Payments to Financial Services Firms

The Manager, Distributor or their affiliates have entered into revenue sharing or other similar arrangements with financial services firms, including affiliates of the Manager. These revenue sharing arrangements are intended to promote the sale of Series shares or to compensate the financial services firms for marketing or marketing support activities in connection with the sale of Series shares. Revenue sharing payments may be used by financial services firms in a variety of ways, including defraying costs incurred by the firms to educate their registered representatives about the Series, as well as defraying costs incurred by the firms in providing or facilitating shareholder recordkeeping as well as the servicing or maintenance of shareholder accounts.

In exchange for revenue sharing payments, the Series may receive placement on a financial services firm's preferred or recommended product list. Financial services firms and registered representatives participating in a revenue sharing program may receive greater compensation for selling shares of the Series than for selling other mutual funds, and your individual registered representative may receive some or all of the revenue sharing amounts paid to the firm that employs him or her. Revenue sharing payments may provide an incentive for financial services firms and their registered representatives to recommend or sell shares of the Series to you and in doing so may create conflicts of interest between the firms' financial interests and their duties to customers. In exchange for revenue sharing payments, the Series also may receive preferred access to registered representatives of a financial services firm (for example the ability to make presentations in branch offices or at conferences) or preferred access to customers of the financial services firm (for example the ability to advertise to the firm's customers).

Payments under revenue sharing arrangements are made out of the Manager's or Distributor's own resources and without additional direct cost to the Series or its shareholders. Revenue sharing payments may be in addition to the sales charges (including Rule 12b-1 fees) or other amounts paid by the Series, which are also used to compensate financial services firms and their registered representatives for marketing and distribution of the Series.

Revenue sharing payments are usually calculated based on a percentage of Series sales and/or Series assets attributable to a particular financial services firm. Revenue sharing payments may also be based on other criteria or factors, such as a percentage of a registered representative's charges applicable to the sale of Series shares, a networking fee based on the number of accounts at the firm holding shares of the Series, a periodic flat

40 Visit our website at www.jennisondryden.com

fee for set-up and maintenance of the Series on the computer systems of a financial services firm, or a flat fee for marketing services, such as access to registered representatives. Specific payment formulas are negotiated based on a number of factors including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and scope and quality of services provided. The amount of revenue sharing also may vary based on the class of shares purchased.

No one factor is determinative of the type or amount of additional compensation to be provided. Please contact your financial services provider for details about any revenue sharing payments it may receive.

TELEPHONE REDEMPTIONS AND EXCHANGES

You may redeem your shares if the proceeds of the redemption do not exceed $100,000 or exchange your shares in any amount by calling the Series at (800) 225-1825. In order to redeem or exchange your shares by telephone, you must call the Series before 4:00 p.m. New York time, to receive a redemption amount based on that day's NAV. Certain restrictions apply; please see the section titled "Restrictions on Sales" above for additional information. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.

The Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Series will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If the Series does not follow reasonable procedures it may be liable for losses due to unauthorized or fraudulent telephone instructions.

In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.

The telephone redemption and exchange privileges may be modified or terminated at any time. If this occurs, you will receive a written notice from the Series.

EXPEDITED REDEMPTION PRIVILEGE

If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the Series prior to 4:00 p.m. New York time to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see "Purchase, Redemption and Pricing of Series Shares - Expedited Redemption Privilege" in the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.

Dryden International Equity Fund 41

Financial Highlights

The financial highlights below are intended to help you evaluate the financial performance of each share class of the Series for the past 4 fiscal years and for the since inception period of March 1, 2000 through October 31, 2000. The total return in each chart represents the rate that a shareholder would have earned on an investment in that share class of the Series, assuming investment at the start of the period, reinvestment of all dividends and other distributions and sale at the end of the period.

The financial highlights for the fiscal years ended October 31, 2005 and 2004, were derived from the financial statements audited by KPMG LLP, independent registered public accounting firm, whose reports on those financial statements were unqualified. The financial highlights for the years ending prior to October 31, 2004 were audited by another independent registered public accounting firms whose reports were unqualified.

A copy of the Series' annual report, along with the Series' audited financial statements and report of its independent registered public accounting firm, is available upon request, at no charge, as described on the back cover of this prospectus.

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Dryden International Equity Fund: Class A Shares

Class A Shares (fiscal year ended 10-31)

Per Share Operating Performance	2005		2004	2003	2002	2001
Net asset value, beginning of year	$5.75		$4.84	$3.74	$4.37	$7.91
Income (Loss) from investment operations:
Net investment income (loss)	.06		.03	(0.02)	(.02)	(.06)
Net realized and unrealized gain (loss) on investment transactions	1.09		.88	1.12	(.61)	(3.48)
Total from investment operations	1.15		.91	1.10	(.63)	(3.54)
Less Dividends: Dividends from net investment income	(.06)		-	-	-	-
Net asset value, end of year	6.84		$5.75	$4.84	$3.74	$4.37
Total return(a)	20.13%		18.80%	29.41%	(14.42)%	(44.68)%
Ratios/Supplemental Data
Net assets, end of year (000)	$38,323		$22,103	$20,050	$19,414	$28,860
Average net assets (000)	$30,177		$20,760	$18,650	$25,360	$47,713
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(b)	1.57	%(c)	2.02%	2.13%	1.88%	1.73%
Expenses, excluding distribution and service (12b-1) fees	1.32	%(c)	1.77%	1.88%	1.63%	1.48%
Net investment income (loss)	1.13	%(c)	.64%	(.36)%	(.56)%	(.86)%
For Class A, B, C and Z shares:
Portfolio turnover rate	41%		100%	157%	108%	63%

(a)  Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.

(b)  The Distributor of the Series has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average net assets of the Class A shares.

(c)  Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios (both including and excluding distribution and service (12b-1) fees) and the net investment income ratios would have been 1.68%, 1.43% and 1.02%, respectively for the year ended October 31, 2005.

Dryden International Equity Fund 43

Financial Highlights

Dryden International Equity Fund: Class B Shares

Class B Shares (fiscal year ended 10-31)

Per Share Operating Performance	2005		2004	2003	2002	2001
Net asset value, beginning of year	$5.55		$4.71	$3.66	$4.32	$7.87
Income (Loss) from investment operations:
Net investment loss	.02		(.01)	(.05)	(.07)	(.11)
Net realized and unrealized gain/loss on investment transactions	1.04		.85	1.10	(.59)	(3.44)
Total from investment operations	1.06		.84	1.05	(.66)	(3.55)
Less Dividends: Dividends from net investment income	(.02)		-	-	-	-
Net asset value, end of year	$6.59		$5.55	$4.71	$3.66	$4.32
Total return(a)	19.08%		17.83%	28.34%	(15.05)%	(45.04)%
Ratios/Supplemental Data
Net assets, end of year (000)	$42,878		$42,252	$40,587	$37,059	$54,810
Average net assets (000)	$44,159		$42,334	$35,399	$49,086	$87,731
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.32	%(b)	2.77%	2.88%	2.63%	2.48%
Expenses, excluding distribution and service (12b-1) fees	1.32	%(b)	1.77%	1.88%	1.63%	1.48%
Net investment loss	.37	%(b)	(.11)%	(1.14)%	(1.30)%	(1.60)%

(a)  Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.

(b)  Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios (both including and excluding distribution and service (12b-1) fees and the net investment income ratios would have been 2.43%, 1.43% and .28%, respectively for the year ended October 31, 2005.

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Dryden International Equity Fund: Class C Shares

Class C Shares (fiscal year ended 10-31)

Per Share Operating Performance	2005		2004	2003	2002	2001
Net asset value, beginning of year	$5.55		$4.71	$3.66	$4.32	$7.87
Income (Loss) from investment operations:
Net investment income (loss)	.02		(.01)	(.05)	(.08)	(.12)
Net realized and unrealized gain/loss on investment transactions	1.04		.85	1.10	(.58)	(3.43)
Total from investment operations	1.06		.84	1.05	(.66)	(3.55)
Less Dividends: Dividends from net investment income	(.02)		-	-	-	-
Net asset value, end of year	$6.59		$5.55	$4.71	$3.66	$4.32
Total return(a)	19.08%		17.83%	28.34%	(15.05)%	(45.04)%
Ratios/Supplemental Data
Net assets, end of year (000)	$12,779		$13,669	$14,006	$13,906	$24,004
Average net assets (000)	$13,700		$13,956	$12,640	$19,770	$41,057
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.32	(b)	2.77%	2.88%	2.63%	2.48%
Expenses, excluding distribution and service (12b-1) fees	1.32	(b)	1.77%	1.88%	1.63%	1.48%
Net investment loss	.37	(b)	(.12)%	(1.14)%	(1.33)%	(1.61)%

(a)  Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.

(b)  Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios (both including and excluding distribution and service (12b-1) fees and the net investment income ratios would have been 2.43%, 1.43% and .28%, respectively for the year ended October 31, 2005.

Dryden International Equity Fund 45

Financial Highlights

Dryden International Equity Fund: Class Z Shares

Class Z Shares (fiscal year ended 10-31)

Per Share Operating Performance	2005		2004	2003	2002	2001
Net asset value, beginning of year	$5.80		$4.88	$3.76	$4.39	$7.92
Income (Loss) from investment operations:
Net investment income/(loss)	.05		.03	(0.01)	(.02)	(.06)
Net realized and unrealized gain/loss on investment transactions	1.12		.89	1.13	(.61)	(3.47)
Total from investment operations	1.17		.92	1.12	(.63)	(3.53)
Less Dividends: Dividends from net investment income	(.07)		-	-	-	-
Net asset value, end of year	$6.90		$5.80	$4.88	$3.76	$4.39
Total return(a)	20.40%		18.85%	29.79%	(14.35)%	(44.50)%
Ratios/Supplemental Data
Net assets, end of year (000)	$179,798		$12,881	$3,699	$6,049	$6,065
Average net assets (000)	$53,026		$7,103	$3,533	$7,665	$13,805
Ratios to average net assets:
Expenses, including distribution (12b-1) fees	1.32	%(b)	1.77%	1.88%	1.63%	1.48%
Expenses, excluding distribution (12b-1) fees	1.32	%(b)	1.77%	1.88%	1.63%	1.48%
Net investment income/loss	.88	%(b)	.81%	(.31)%	(.22)%	(.59)%

(a)  Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.

(b)  Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios (both including and excluding distribution and service (12b-1) fees and the net investment income ratios would have been 1.43%, 1.43% and .73%, respectively for the year ended October 31, 2005.

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Notes

Dryden International Equity Fund 47

Notes

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Notes

Dryden International Equity Fund 49

Notes

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Notes

Dryden International Equity Fund 51

Notes

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Notes

Dryden International Equity Fund 53

FOR MORE INFORMATION

Please read this prospectus before you invest in the Series and keep it for future reference. For information or shareholder questions contact:

■  MAIL

Prudential Mutual
Fund Services LLC
PO Box 8098
Philadelphia, PA 19176

■  TELEPHONE

(800) 225-1852
(973) 367-3529 (Calling
from outside the U.S.)

■  WEBSITES

www.jennisondryden.com
www.strategicpartners.com

E-DELIVERY

To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

■  OUTSIDE BROKERS SHOULD CONTACT:

Prudential Investment
Management Services LLC
PO Box 8310
Philadelphia, PA 19176

■  TELEPHONE

(800) 778-8769

You can also obtain copies of Series documents from the Securities and Exchange Commission (SEC) as follows:

■  MAIL

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

■  ELECTRONIC REQUEST

publicinfo@sec.gov
Note: The SEC charges a fee to copy documents

■  IN PERSON

Public Reference Room in Washington, DC
For hours of operation and location, call (202) 942-8090

■  VIA THE INTERNET

on the EDGAR database at http://www.sec.gov

Additional information about the Series' investments is included in the Annual and Semiannual Reports. These reports and the Statement of Additional Information contain additional information. Shareholders may obtain free copies of the SAI, Annual Report and Semiannual Report as well as other information about the Series and may make other shareholder inquiries through the telephone number, address and website listed above.

■  STATEMENT OF ADDITIONAL INFORMATION (SAI)

(incorporated by reference into this prospectus)

■  ANNUAL REPORT

(contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year)

■  SEMIANNUAL REPORT

Dryden International Equity Fund

Share Class	A	B	C	Z
Nasdaq	PJRAX	PJRBX	PJRCX	PJIZX

CUSIP	743969859	743969867	743969875	743969883

MF190A  The Investment Company Act File Number for Prudential World Fund, Inc. is 811-3981

PRUDENTIAL WORLD FUND, INC.

JENNISON GLOBAL GROWTH FUND
STRATEGIC PARTNERS INTERNATIONAL VALUE FUND
DRYDEN INTERNATIONAL EQUITY FUND

Statement of Additional Information
December 30, 2005

Prudential World Fund, Inc. (the Fund) is an open-end, diversified management investment company presently consisting of three series: Jennison Global Growth Fund, Strategic Partners International Value Fund and Dryden International Equity Fund (each, a Series).

JENNISON GLOBAL GROWTH FUND'S (GLOBAL GROWTH SERIES) INVESTMENT OBJECTIVE IS TO SEEK LONG-TERM GROWTH OF CAPITAL. INCOME IS A SECONDARY OBJECTIVE. Global Growth Series will seek to achieve its objective through investment in a diversified portfolio of securities which will consist of marketable securities of U.S. and non-U.S. issuers. Global Growth Series may invest in all types of equity-related securities and debt obligations, including money market instruments, of foreign and domestic companies and governments, governmental agencies and international organizations. There can be no assurance that Global Growth Series' investment objectives will be achieved. See "Description of the Series, Their Investments and Risks."

STRATEGIC PARTNERS INTERNATIONAL VALUE FUND'S (INTERNATIONAL VALUE SERIES) INVESTMENT OBJECTIVE IS TO ACHIEVE LONG-TERM GROWTH OF CAPITAL THROUGH INVESTMENT IN EQUITY SECURITIES OF FOREIGN ISSUERS. International Value Series will seek to achieve its objective primarily through investment in a diversified portfolio of securities which will consist of equity securities of foreign issuers. The International Value Series will, under normal circumstances, invest at least 65% of the value of its total assets in common stock and preferred stock of issuers in at least three foreign countries.

DRYDEN INTERNATIONAL EQUITY FUND'S (INTERNATIONAL EQUITY SERIES) INVESTMENT OBJECTIVE IS TO ACHIEVE LONG-TERM GROWTH OF CAPITAL. The International Equity Series will, under normal circumstances, invest at least 80% of the value of its investable assets (net assets plus borrowings for investment purposes) in common stock and preferred stock of foreign companies.

International Value Series may, under normal circumstances, invest up to 35% of its total assets and International Equity Series may invest up to 20% of its investable assets in (1) other equity-related securities of foreign issuers; (2) common stock, preferred stock, and other equity-related securities of U.S. issuers; (3) investment grade debt securities of domestic and foreign corporations, governments, governmental entities, and supranational entities; and (4) high-quality domestic money market instruments and short-term fixed income securities. There can be no assurance that International Value Series' and International Equity Series' investment objectives will be achieved. See "Description of the Series, Their Investments and Risks."

The Fund's address is 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102, and its telephone number is (800) 225-1852.

This Statement of Additional Information (SAI) is not a prospectus and should be read in conjunction with each Series' Prospectus, dated December 30, 2005 (the Prospectus). A copy of each Prospectus may be obtained at no charge from the Fund upon request at the address or telephone number noted above.

The Fund's financial statements for the fiscal year ended October 31, 2005 are incorporated into this SAI by reference to each Series' 2005 annual report to shareholders (File No. 811-3981). You may obtain a copy of each Series' annual report at no charge by request to the Fund at the address or telephone number noted above.

MF115B

FUND HISTORY

The Fund was organized under the laws of Maryland on September 28, 1994 as a corporation.

In 1999, Global Series became Prudential Global Growth Fund and International Stock Series became Prudential International Value Fund. In 2003, Prudential Global Growth Fund became Jennison Global Growth Fund, Prudential International Value Fund became Strategic Partners International Value Fund and Prudential Jennison International Growth Fund became Dryden International Equity Fund.

DESCRIPTION OF THE SERIES, THEIR INVESTMENTS AND RISKS

Classification. The Fund is a diversified open-end management investment company.

Investment Strategies, Policies and Risks

Global Growth Series: The investment objective of the Global Growth Series is to seek long-term growth of capital, with income as a secondary objective. Global Growth Series will seek to achieve this objective through investment in a diversified portfolio of securities which consist of marketable securities of U.S. and non-U.S. issuers. Global Growth Series may invest in all types of equity-related securities, including common stock, preferred stock, rights, warrants, debt securities or preferred stock convertible into or exchangeable for common stock or preferred stock and interests in master limited partnerships, bonds and other debt obligations, including money market instruments, of foreign and domestic companies and governments, governmental agencies and international organizations. Global Growth Series has no fixed policy with respect to portfolio turnover; however, it is anticipated that Global Growth Series' annual portfolio turnover rate will not normally exceed 100%, though Global Growth Series is not restricted from investing in short-term obligations. There can be no assurance that Global Growth Series' investment objectives will be achieved. For a further description of the Global Growth Series' investment objective and policies, see "How the Series Invests-Investment Objective and Policies" in the Global Growth Series' Prospectus.

International Value Series: The investment objective of International Value Series is to seek long-term growth of capital through investment in equity securities of foreign issuers. International Value Series will seek to achieve this objective primarily through investment in a diversified portfolio of securities which will consist of equity securities of foreign issuers. International Value Series will, under normal circumstances, invest at least 65% of the value of its total assets in common stock and preferred stock of issuers in at least three foreign countries. International Value Series may, under normal circumstances, invest up to 35% of its total assets in (1) other equity-related securities of foreign issuers; (2) common stock, preferred stock, and other equity-related securities of U.S. issuers; (3) investment grade debt securities of domestic and foreign corporations, governments, governmental entities, and supranational entities; and (4) high-quality domestic money market instruments and short-term fixed income securities. Although International Value Series does not purchase securities with a view to rapid turnover, there are no limitations on the length of time that securities must be held by International Value Series and International Value Series' annual portfolio turnover rate may vary significantly from year to year. A higher portfolio turnover rate may involve correspondingly greater transaction costs, which would be borne directly by International Value Series, as well as additional realized gains and/or losses to shareholders. There can be no assurance that International Value Series' investment objective will be achieved. For a further description of International Value Series' investment objective and policies, see "How the Series Invests-Investment Objective and Policies" in the International Value Series' Prospectus.

International Equity Series: The investment objective of the International Equity Series is to seek long-term growth of capital. The International Equity Series will seek to achieve this objective primarily through investment in a diversified portfolio of securities which will consist of equity securities of foreign issuers. The International Equity Series will, under normal circumstances, invest at least 80% of the value of its investable assets (net assets plus borrowings made for investment purposes) in common stock and preferred stock of foreign issuers. The International Equity Series will focus its investment on a portfolio that includes both growth and value stocks. The International Equity Series may, under normal circumstances, invest up to 20% of its investable assets in (1) other equity-related securities of foreign issuers; (2) common stock, preferred stock, and other equity-related securities of U.S. issuers; (3) investment grade debt securities of domestic and foreign corporations, governments, governmental entities, and supranational entities; and (4) high-quality domestic money market instruments and short-term fixed income securities. The International Equity Series may invest up to 30% of its total assets in emerging markets securities. Although the International Equity Series does not purchase securities with a view to rapid turnover, there are no limitations on the length of time that securities must be held by the International Equity Series and the International Equity Series' annual portfolio turnover rate may vary significantly from year to year. A higher portfolio turnover rate may involve correspondingly greater transaction costs, which would be borne directly by the International Equity Series, as well as additional realized gains and/or losses to shareholders. There can be no assurance that the International Equity Series' investment objective will be achieved. For a further description of the International Equity Series' investment objective and policies, see "How the Series Invests-Investment Objective and Policies" in the International Equity Series' Prospectus.

Equity-Related Securities

Each Series may invest in equity-related securities. Equity-related securities include common stock, preferred stock, rights, warrants and also debt securities or preferred stock convertible into or exchangeable for common stock or preferred stock and interests in master limited partnerships, among others.

With respect to equity-related securities, each Series may purchase American Depositary Receipts (ADRs). ADRs are U.S. dollar-denominated certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank and traded on a
United States exchange or in an over-the-counter market. Generally, ADRs are in registered form. There are no fees imposed on the purchase or sale of ADRs when purchased from the issuing bank or trust company in the initial underwriting, although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of ADRs into the underlying securities. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (1) ADRs are U.S. dollar-denominated investments that are registered domestically, easily transferable, and for which market quotations are readily available; and (2) issuers whose securities are represented by ADRs are usually subject to auditing, accounting, and financial reporting standards comparable to those of domestic issuers.

U.S. Government Securities

Securities issued or guaranteed by the U.S. Government or one of its agencies, authorities or instrumentalities in which each Series may invest include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. Government, including the Federal Housing Administration, Farmers' Home Administration, Export-Import Bank of the U.S. Small Business Administration, Government National Mortgage Association (GNMA), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (FHLMC), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association (FNMA), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association and Resolution Trust Corporation. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. Because the U.S. Government is not obligated by law to provide support to an instrumentality that it sponsors, each Series will invest in obligations issued by an instrumentality of the U.S. Government only if that Series' Investment Adviser determines that the instrumentality's credit risk does not render its securities unsuitable for investment by that Series. For further information, see "Mortgage-Related Securities" below.

Repurchase Agreements

Each Series may enter into repurchase agreements, pursuant to which the seller of a security agrees to repurchase that security from such Series at a mutually agreed upon time and at a price in excess of the purchase price, reflecting an agreed upon rate of return effective for the period of time the Series' money is invested in the repurchase agreement. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time such Series' money is invested in the security.

Each Series will only enter into repurchase agreements with banks and securities dealers which meet the creditworthiness standards established by the Fund's Board of Directors (the Board) (Qualified Institutions). The relevant Investment Adviser will monitor the continued creditworthiness of Qualified Institutions, subject to the oversight of the Manager and the Fund's Board. These agreements permit a Series to keep all its assets earning interest while retaining "overnight" flexibility to pursue investments of a longer-term nature.

The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, a Series will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, a Series' ability to dispose of the underlying securities may be restricted. Finally, it is possible that a Series may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreements entered into by each Series will be held by the Series' Custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the counterparty fails to repurchase the securities, a Series may suffer a loss to the extent proceeds from the sale of the underlying collateral are less than the repurchase price. Each Series may participate in a joint repurchase account managed by Prudential Investments LLC (PI or the Manager) pursuant to an order of the Securities and Exchange Commission (SEC or the Commission).

Fixed Income Securities

In general, the ratings of Moody's Investors Service, Inc. (Moody's), Standard & Poor's Ratings Services (S&P), Fitch Ratings (Fitch), and other nationally recognized statistical rating organizations (NRSROs), represent the opinions of those organizations as to the quality of debt obligations that they rate. These ratings are relative and subjective, are not absolute standards of quality and do not evaluate the market risk of securities. These ratings will be among the initial criteria used for the selection of portfolio securities. Among the factors that the rating agencies consider are the long-term ability of the issuer to pay principal and interest and general economic trends.

Subsequent to its purchase by a Series, an issue of debt obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by the Series. Neither event will require the sale of the debt obligation by a Series, but such Series' Investment Adviser will consider the event in its determination of whether such Series should continue to hold the obligation. In addition, to the extent that the ratings change as a result of changes in rating organizations or their rating systems or owing to a corporate restructuring of Moody's, S&P, Fitch or another NRSRO, a Series will attempt to use comparable ratings as standards for its investments in accordance with its investment objectives and policies. The Appendix to this SAI contains further information concerning the ratings of Moody's, S&P and Fitch and their significance.

Each Series may invest, to a limited extent, in debt securities rated in the lowest category of investment grade debt (i.e., Baa by Moody's or BBB by S&P). These securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

Non-investment grade fixed income securities are rated lower than Baa/BBB (or the equivalent rating or, if not rated, determined by the Investment Adviser to be of comparable quality to securities so rated) and are commonly referred to as high risk or high yield securities or "junk" bonds. High yield securities are generally riskier than higher quality securities and are subject to more credit risk, including risk of default, and the prices of such securities are more volatile than higher quality securities. Such securities may be less liquid than higher quality securities. International Value Series is not authorized to invest in excess of 5% of its net assets in non-investment grade fixed income securities. Global Growth Series and International Equity Series will invest only in investment grade fixed income securities.

The markets in which medium and lower-rated securities (or unrated securities that are equivalent to medium and lower-rated securities) are traded are generally more limited than those in which higher-rated securities are traded. The existence of limited markets may make it more difficult for International Value Series to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value (NAV). Moreover, the lack of a liquid trading market may restrict the availability of debt securities for International Value Series to purchase and may also have the effect of limiting the ability of International Value Series to sell debt securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

Lower-rated fixed income securities present risks based on payment expectations. If an issuer calls the obligation for redemption, International Value Series may have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Also, the principal value of fixed income securities moves inversely with movements in interest rates. In the event of rising interest rates, the value of the securities held by International Value Series may decline proportionately more than if the International Value Series consisted of higher-rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently. If International Value Series experiences unexpected net redemptions, it may be forced to sell its higher-rated bonds, resulting in a decline in the overall credit quality of the securities held by International Value Series and increasing the exposure of International Value Series to the risks of lower-rated securities.

When-Issued and Delayed Delivery Securities

Each Series may purchase securities on a when-issued or delayed-delivery basis. When-issued or delayed-delivery transactions arise when securities are purchased or sold by a Series with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to such Series at the time of entering into the transaction. The Custodian will segregate cash or other liquid assets, marked-to-market daily, having a value equal to or greater than the Series' purchase commitments. A Series will purchase when-issued or delayed securities for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by a Series may include securities purchased on a "when, as and if issued" basis under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring.

Securities purchased on a when-issued or delayed delivery basis may expose a Series to risk because the securities may experience fluctuations in value prior to their actual delivery. A Series does not accrue income with respect to a when-issued or delayed-delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed delivery basis may involve the additional risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself.

Forward Rolls, Dollar Rolls and Reverse Repurchase Agreements

International Value Series may commit up to 20%, and International Equity Series may commit up to 331/3%, of the value of its net assets to investment techniques such as dollar rolls, forward rolls and reverse repurchase agreements. A forward roll is a transaction in which either Series sells a security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to repurchase the same or similar security from the institution at a later date at an agreed-upon price. With respect to mortgage-related securities, such transactions are often called "dollar rolls." In dollar roll transactions, the mortgage-related securities that are repurchased will bear the same coupon rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the roll period, the International Value Series forgoes principal and interest paid on the securities and is compensated by the difference between the current sales price and the forward price for the future purchase as well as by interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or equivalent security position which matures on or before the forward settlement date of the dollar roll transaction.

Reverse repurchase agreements involve sales by either Series of portfolio securities to a financial institution concurrently with agreement by the Series to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the Series continues to receive principal and interest payments on these securities.

Reverse repurchase agreements, forward rolls and dollar rolls involve the risk that the market value of the securities purchased by the Series with the proceeds of the initial sale may decline below the price of the securities the Series has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement, forward roll or dollar roll files for bankruptcy or becomes insolvent, the Series' use of the proceeds from the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Series' obligations to repurchase the securities. The staff of the Commission has taken the position that reverse repurchase agreements, forward rolls and dollar rolls are to be treated as borrowings for purposes of the percentage limitations discussed in the section entitled "Borrowing" below. The International Value Series and the International Equity Series expect that under normal conditions, most of the borrowings of the International Value Series and the International Equity Series will consist of such investment techniques rather than bank borrowings.

Mortgage-Related Securities

Mortgage-backed securities may be classified as private, governmental or government related, depending on the issuer or guarantor. Private mortgage-backed securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies. Governmental mortgage-backed securities are backed by the full faith and credit of the United States. GNMA, the principal U.S. guarantor of such securities, is a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA; this guarantee is not backed by the full faith and credit of the U.S. Government. FHLMC is a corporate instrumentality of the United States, the stock of which is owned by the Federal Home Loan Banks. Participation certificates representing interests in mortgages from FHLMC's national portfolio are guaranteed as to the timely payment of interest and ultimate, but generally not timely, collection of principal by FHLMC. The obligations of FHLMC under its guarantee are obligations solely of FHLMC, are not backed by the full faith and credit of the U.S. Government and are subject to the risk of default like private issuers.

Each Series expects that private and governmental entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-backed securities are developed and offered to investors, each Series, consistent with its investment objective and policies, will consider making investments in those new types of securities.

Each Series may also invest in pass-through securities backed by adjustable rate mortgages that have been issued by GNMA, FNMA and FHLMC or private issuers. These securities bear interest at a rate that is adjusted monthly, quarterly or annually. The prepayment experience of the mortgages underlying these securities may vary from that for fixed rate mortgages.

The average maturity of pass-through pools of mortgage-related securities varies with the maturities of the underlying mortgage instruments. In addition, a pool's stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. Common practice is to assume that prepayments will result in an average life ranging from two to ten years for pools of fixed rate 30-year mortgages. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions.

Because prepayments of principal generally occur when interest rates are declining, it is likely that a Series will have to reinvest the proceeds of prepayments at lower interest rates than those at which the assets were previously invested. If this occurs, a Series' yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed-income securities of comparable maturity, although these securities may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that a Series purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.

Government stripped mortgage-related interest-only (IO) and principal-only (PO) securities are currently traded in an over-the-counter market maintained by several large investment banking firms. There can be no assurance that a Series will be able to effect a trade of IOs or POs at a time when it wishes to do so. A Series will acquire IOs and POs only if, in the opinion of the Series' Investment Adviser, a secondary market for the securities exists at the time of acquisition, or is subsequently expected. A Series will treat IOs and POs that are not U.S. Government securities as illiquid and will limit its investments in these securities, together with other illiquid investments, in order not to hold more than 15% of the Series' net assets in illiquid securities. With respect to IOs and POs that are issued by the U.S. Government, each Series' Investment Adviser, subject to the supervision of the Manager and the Fund's Board, may determine that such securities are liquid, if they determine the securities can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of NAV per share.

Investing in IOs and POs involves the risks normally associated with investing in government and government agency mortgage-related securities. In addition, the yields on IOs and POs are extremely sensitive to the prepayment experience on the mortgage loans underlying the certificates collateralizing the securities. If a decline in the level of prevailing interest rates results in a rate of principal prepayments higher than anticipated, distributions of principal will be accelerated, thereby reducing the yield to maturity on IOs and increasing the yield to maturity on POs. Sufficiently high prepayment rates could result in a Series not fully recovering its initial investment in an IO.

Mortgage-related securities may not be readily marketable. To the extent any of these securities are not readily marketable in the judgment of a Series' Investment Adviser, the investment restriction limiting such Series' investment in illiquid instruments will apply.

Collateralized Mortgage Obligations

Each Series also may invest in, among other things, parallel pay Collateralized Mortgage Obligations (CMOs) and Planned Amortization Class CMOs (PAC Bonds). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds always are parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

In reliance on Commission rules and orders, the Series' investments in certain qualifying CMOs, including CMOs that have elected to be treated as Real Estate Mortgage Investment Conduits (REMICs), are not subject to the Investment Company Act of 1940, as amended, (the 1940 Act), limitation on acquiring interests in other investment companies. In order to be able to rely on the Commission's interpretation, the CMOs and REMICs must be unmanaged, fixed-asset issuers that (1) invest primarily in mortgage-backed securities, (2) do not issue redeemable securities, (3) operate under general exemptive orders exempting them from all provisions of the 1940 Act, and (4) are not registered or regulated under the 1940 Act as investment companies. To the extent that a Series selects CMOs or REMICs that do not meet the above requirements, the Series may not invest more than 10% of its total assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity.

Asset-Backed Securities

The value of these securities may change because of changes in the market's perception of the credit worthiness of the servicing agent for the pool, the originator of the pool, or the financial institution providing credit support enhancement for the pool.

Lending of Securities

Consistent with applicable regulatory requirements, each Series may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans of the Series do not exceed in the aggregate, as applicable, 331/3% of the value of International Equity Series', Global Growth Series' or International Value Series' total assets and provided that such loans are callable at any time by each Series and are at all times secured by cash or equivalent collateral (including a line of credit) that is equal to at least 100% of the market value, determined daily, of the loaned securities. During the time portfolio securities are on loan, the borrower will pay each Series an amount equivalent to any dividend or interest paid on such securities and the Series may invest the cash collateral and earn additional income or it may receive an agreed-upon amount of interest income from the borrower. The advantage of such loans is that each Series continues to receive payments in lieu of the interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

A loan may be terminated by the borrower on one business day's notice or by each Series at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and each Series could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, those loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board. On termination of the loan, the borrower is required to return the securities to each Series, and any gain or loss in the market price during the loan would inure to each Series.

Since voting or consent rights which accompany loaned securities pass to the borrower, each Series will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Series' investment in the securities which are the subject of the loan. Each Series will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

Borrowing

The Global Growth Series and the International Value Series may borrow an amount equal to no more than 20%, and the International Equity Series 331/3%, of the value of their respective total assets to take advantage of investment opportunities, for temporary, extraordinary, or emergency purposes or for the clearance of transactions and may pledge up to 20% or 331/3% of the value of their total assets, as applicable, to secure such borrowings. A Series will only borrow when there is an expectation that it will benefit after taking into account considerations such as interest income and possible losses upon liquidation. Borrowing by a Series creates an opportunity for increased net income but, at the same time, creates risks, including the fact that leverage may exaggerate rate changes in the NAV of such Series' shares and in the yield on the Series. No Series intends to borrow more than 5% of its total assets for investment purposes, although Global Growth Series and the International Value Series may borrow up to 20%, and the International Equity Series 331/3%, of the value of its total assets for temporary, extraordinary or emergency purposes and for the clearance of transactions. The International Equity Series will not purchase portfolio securities if borrowings exceed 5% of the International Equity Series' total assets.

Securities of Foreign Issuers

The value of a Series' foreign investments may be significantly affected by changes in currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar falls against such currency. In addition, the value of the Series' assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities and by currency restrictions and exchange control regulation.

The economies of many of the countries in which a Series may invest are not as developed as the economy of the U.S. and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets, could also adversely affect the value of investments.

Foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, in general, there is less publicly available information about foreign securities than is available about domestic securities. Many foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by a Series may be reduced by a withholding tax at the source which would reduce dividend income payable to shareholders.

Brokerage commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S. are likely to be higher. The securities markets in many of the countries in which a Series may invest will have substantially less trading volume than the principal U.S. markets. As a result, the securities of some companies in these countries may be less liquid and more volatile than comparable U.S. securities. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers, which may make it difficult to enforce contractual obligations.

Special Considerations of Investing in Euro-Denominated Securities

The adoption by the participating member states of the euro beginning January 1, 2002 has eliminated the substantial currency risk among participating member states that formerly used a currency unique to each member, and will likely affect the investment process and considerations of each Series' investment adviser. To the extent each Series holds non-U.S. dollar-denominated securities, including those denominated in the euro, each Series will still be subject to currency risk due to fluctuations in those currencies as compared to the U.S. dollar.

The medium- to long-term impact of the introduction of the euro in member states cannot be determined with certainty at this time. In addition to the effects described above, it is likely that more general short- and long-term ramifications can be expected, such as changes in economic environment and changes in behavior of investors, all of which will impact the Fund's investments.

Emerging Markets Securities

Up to 30% of the International Equity Series' total assets may be invested in emerging markets securities. The risks of investing in foreign securities are heightened for emerging markets securities. Moreover, emerging markets securities present additional risks which should be considered carefully by an investor in the International Equity Series. Investing in emerging markets securities involves exposure to economies that are less diverse and mature, and political and legal systems which are less stable, than those of developed markets. In addition, investment decisions by international investors, such as the International Equity Series, particularly with concurrent buying or selling programs, have a greater effect on securities prices and currency values than in more developed markets. As a result, emerging markets securities have historically been, and may continue to be, subject to greater volatility and share price declines than securities issued by U.S. corporations or companies in other markets that are considered developed.

Many emerging markets have also experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative impact on securities prices.

Liquidity Puts

International Value Series and International Equity Series may purchase instruments together with the right to resell the instruments at an agreed-upon price or yield, within a specified period prior to the maturity date of the instruments. This instrument is commonly known as a "put bond" or a "tender option bond."

Consistent with both Series' investment objective, both Series may purchase a put so that it will be fully invested in securities while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions and to purchase at a later date securities other than those subject to the put. Both Series will generally exercise the puts or tender options on their expiration date when the exercise price is higher than the current market price for the related fixed income security. Puts or tender options may be exercised prior to the expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of both Series' shares and from recent sales of portfolio securities are insufficient to meet such obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to the expiration date in the event the Investment Adviser for either Series revises its evaluation of the creditworthiness of the issuer of the underlying security. In determining whether to exercise puts or tender options prior to their expiration date and in selecting which puts or tender options to exercise in such circumstances, each Series' Investment Adviser considers, among other things, the amount of cash available to the Series, the expiration dates of the available puts or tender options, any future commitments for securities purchases, the yield, quality and maturity dates of the underlying securities, alternative investment opportunities and the desirability of retaining the underlying securities in the Series.

These instruments are not deemed to be "put options" for purposes of either Series' investment restrictions.

Illiquid Securities

International Equity Series, Global Growth Series and International Value Series may each hold up to 15% of its net assets in illiquid securities. If a Series were to exceed this limit, the investment adviser would take prompt action to reduce such Series' holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. Illiquid securities include repurchase agreements which have a maturity of longer than seven days, certain securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable (either within or outside of the United States).

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days.

Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.

Restricted securities eligible for resale pursuant to Rule 144A and commercial paper for which there is a readily available market are not considered illiquid for purposes of this limitation under procedures established by the Fund's Board. The Subadvisers will monitor the liquidity of such restricted securities, subject to the supervision of the Manager and the Fund's Board. In reaching liquidity decisions, Subadvisers will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (that is, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (a) it must be rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the relevant Subadviser, and (b) it must not be "traded flat" (i.e., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

The staff of the Commission has taken the position that purchased over-the-counter options and assets used as "cover" for written over-the-counter options are illiquid securities unless the Series and the counterparty have provided for the Series, at the Series' election, to unwind the over-the-counter option. The exercise of such an option ordinarily would involve the payment by the Series of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Series to treat the assets used as "cover" as "liquid."

Joint Trading Accounts

Each Series intends to participate in one or more joint trading accounts whereby each Series, along with other investment companies managed by PI, will jointly engage in repurchase agreements and jointly purchase money market instruments and short-term investment securities. The ability of each Series to participate in these joint trading accounts will be conditioned upon requirements imposed by an order received from the Commission, as may be amended from time to time.

Securities of Other Investment Companies

A Series may invest up to 10% of its total assets in securities of other non-affiliated investment companies. In addition, a Series may purchase shares of affiliated investment companies. See "Investment Restrictions." Generally a Series does not intend to invest in such securities. If a Series does invest in securities of other investment companies, shareholders of that Series may be subject to duplicate management and advisory fees.

Risk Management and Return Enhancement Strategies

Options on Securities and Securities Indexes

Each Series may purchase and sell put and call options on any security in which it may invest or options on any securities index based on securities in which the Series may invest. Each Series is also authorized to enter into closing purchase and sale transactions in order to realize gains or minimize losses on options sold or purchased by the Series.

A call option on equity securities gives the purchaser, in exchange for a premium paid, the right for a specified period of time to purchase the securities subject to the option at a specified price (the exercise price or strike price). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities to the purchaser upon receipt of the exercise price. When a Series writes a call option, the Series gives up the potential for gain on the underlying securities in excess of the exercise price of the option during the period that the option is open.

A put option on equity securities gives the purchaser, in return for a premium, the right, for a specified period of time, to sell the securities subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities underlying the option at the exercise price. A Series as the writer of a put option might, therefore, be obligated to purchase underlying securities for more than their current market price.

Each Series will write only "covered" options. A written option is covered if, as long as a Series is obligated under the option, it (1) owns an offsetting position in the underlying security or currency or (2) maintains in a segregated account cash or liquid assets in an amount equal to or greater than its obligation under the option. Under the first circumstance, a Series' losses are limited because it owns the underlying security or currency; under the second circumstance, in the case of a written call option, a Series' losses are potentially unlimited.

Options on securities indexes are similar to options on equity securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. Rather than the right to take or make delivery of the securities at a specified price, an option on a securities index gives the holder the right, in return for a premium paid, to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of an index option, in return for the premium, is obligated to pay the amount of cash due upon exercise of the option.

A Series may purchase and sell put and call options on securities indexes for hedging against a decline in the value of the securities owned by such Series or against an increase in the market value of the type of securities in which such Series may invest. Securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

Each Series may also purchase and write put and call options on equity and debt securities, on currencies and on stock indexes in the over-the-counter market (OTC options). Unlike exchange-traded options, OTC options are contracts between a Series and its counterparty without the interposition of any clearing organization.

A number of risk factors are associated with options transactions. There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, at any particular time. If a Series is unable to effect a closing purchase transaction with respect to covered options it has written, such Series will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Series is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and may incur transaction costs upon the purchase or sale of underlying securities. The ability to terminate OTC option positions is more limited than the ability to terminate exchange-traded option positions because the Series would have to negotiate directly with a counterparty. In addition, with OTC options, there is a risk that the counterparty in such transactions will not fulfill its obligations.

A Series pays brokerage commissions or spreads in connection with its options transactions, as well as for purchases and sales of underlying securities. The writing of options could result in significant increases in a Series' turnover rate. Global Growth Series will not write put options on indexes.

The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when a Series writes a call option on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The Series can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, a Series cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if a Series could assemble a securities portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Series, as the call writer, will not know that the call has been exercised until the next business day at the earliest. The time lag between exercise and notice of exercise poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been exercised, the index may have declined, with a corresponding decline in the value of its securities portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

If a Series has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the relevant Series will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

A Series will not purchase put options or call options if, after any such purchase, the aggregate premiums paid for such options would exceed 20% of such Series' net assets. The aggregate value of the obligations underlying put options will not exceed 25% of the relevant Series' net assets.

Except as described below, the Global Growth Series will write call options on indexes only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When the Global Growth Series writes a call option on a broadly-based stock market index, the Global Growth Series will segregate or put into escrow with its Custodian, or pledge to a broker as collateral for the option, cash, U.S. Government securities, liquid high-grade debt securities or a portfolio of stocks substantially replicating the movement of the index, in the judgment of the Global Growth Series' investment adviser, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

If the Global Growth Series has written an option on an industry or market segment index, it will segregate or put into escrow with its Custodian, or pledge to a broker as collateral for the option, at least ten "qualified securities," which are securities of an issuer in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such securities will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the Global Growth Series' holdings in that industry or market segment. No individual security will represent more than 25% of the amount so segregated, pledged or escrowed. If at the close of business on any day the market value of such qualified securities so segregated, escrowed or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Global Growth Series will so segregate, escrow or pledge an amount in cash, Treasury bills or other high-grade short-term obligations equal in value to the difference. In addition, when the Global Growth Series writes a call on an index which is in-the-money at the time the call is written, the Global Growth Series will segregate with its Custodian or pledge to the broker as collateral cash, short-term U.S. Government securities or other high-grade, short-term debt obligations equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Global Growth Series' obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a national securities exchange or listed on the National Association of Securities Dealers Automated Quotation System against which the Global Growth Series has not written a stock call option and which has not been hedged by the Global Growth Series by the sale of stock index futures. However, if the Global Growth Series holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Global Growth Series in cash, Treasury bills or other high-grade, short-term obligations in a segregated account with its Custodian, it will not be subject to the requirements described in this paragraph.

Options Transactions. A Series would normally purchase call options to attempt to hedge against an increase in the market value of the type of securities in which the Series may invest. A Series would ordinarily realize a gain if, during the options period, the value of such securities exceeds the sum of the exercise price, the premium paid and transaction costs; otherwise, the Series would realize a loss on the purchase of the call option. A Series may also write a put option, which can serve as a limited long hedge because increases in value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the option will be exercised, and the Series will be obligated to buy the security at more than its market value.

A Series would normally purchase put options to hedge against a decline in the market value of securities in its portfolio (protective puts). Gains and losses on the purchase of protective puts would tend to be offset by countervailing changes in the value of underlying Series' securities. A Series would ordinarily realize a gain if, during the option period, the value of the underlying securities decreases below the exercise price sufficiently to cover the premium and transaction costs; otherwise, a Series would realize a loss on the purchase of the put option. A Series may also write a call option, which can serve as a limited short hedge because decreases in value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Series will be obligated to sell the security at less than its market value.

Risks of Transactions in Stock Options. Writing of options involves the risk that there will be no market in which to effect a closing transaction. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although a Series will generally write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. If a Series as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Risks of Options on Indexes. A Series' purchase and sale of options on indexes will be subject to risks described above under "Risks of Transactions in Stock Options." In addition, the distinctive characteristics of options on indexes create certain risks that are not present with stock options.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Series will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally or in an industry or market segment rather than movements in the price of a particular stock. Accordingly, successful use by a Series of options on indexes would be subject to a Subadviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, a Series would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to such Series. It is each Series' policy to purchase or write options only on indexes which include a number of stocks sufficient to minimize the likelihood of a trading halt in the index.

Trading in index options commenced in April 1983 with the S&P 100 option. Since that time a number of additional index option contracts have been introduced including options on industry indexes. Although the markets for certain index option contracts have developed rapidly, the markets for other index options are still relatively illiquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. A Series will not purchase or sell any index option contract unless and until, in the relevant Subadviser's opinion, the market for such options has developed sufficiently that the risk in connection with such transactions is no greater than the risk in connection with options on stocks.

Special Risks of Writing Calls on Indexes. Because exercises of index options are settled in cash, a call writer, such as a Series, cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. Global

Growth Series will write call options on indexes only under the circumstances described under "Options on Securities and Securities Indexes."

Price movements in a Series' portfolio probably will not correlate precisely with movements in the level of the index and, therefore, a Series bears the risk that the price of the securities held by the Series may not increase as much as the index. In such event, a Series would bear a loss on the call which is not completely offset by movements in the price of its portfolio. It is also possible that the index may rise when a Series' portfolio of stocks does not rise. If this occurred, the relevant Series would experience a loss on the call which is not offset by an increase in the value of its portfolio and might also experience a loss in its portfolio. However, because the value of a diversified portfolio will, over time, tend to move in the same direction as the market, movements in the value of the Series' portfolio in the opposite direction as the market would be likely to occur for only a short period or to a small degree.

Unless a Series has other liquid assets which are sufficient to satisfy the exercise of a call, it would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if such Series fails to anticipate an exercise, it may have to borrow (in amounts not exceeding 20% for Global Growth Series and International Value Series and 331/3% for International Equity Series of such Series' total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

When a Series has written a call on an index, there is also a risk that the market may decline between the time such Series has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time such Series is able to sell securities in its portfolio to generate cash to settle the exercise. As with stock options, a Series will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where a Series would be able to deliver the underlying securities in settlement, such Series may have to sell part of its stock portfolio in order to make settlement in cash, and the price of such stocks might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call which a Series has written is "covered" by an index call held by such Series with the same strike price, such Series will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Series exercises the call it holds or the time such Series sells the call which in either case would occur no earlier than the day following the day the exercise notice was filed.

Special Risks of Purchasing Puts and Calls on Indexes. If a Series holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, such Series will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiple) to the assigned writer. Although such Series may be able to minimize this risk by withholding exercise instructions until just before the daily cut off time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cut off times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced. Global Growth Series will not write put options on indexes.

Special Risks of Purchasing OTC Options. When a Series writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into an offsetting purchase transaction with the dealer or counterparty with which the relevant Series originally wrote the OTC option. Any such cancellation, if agreed to, may require the relevant Series to pay a premium to the counterparty. While a Series will enter into OTC options only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with such Series, there can be no assurance that such Series will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until a Series is able to effect an offsetting purchase transaction with respect to a covered OTC call option that such Series has written, it will not be able to liquidate securities held as cover until the option expires or is exercised or different cover is substituted. Alternatively, a Series could write an OTC call option to, in effect, close an existing OTC call option or write an OTC put option to close its position on an OTC put option. However, the Series would remain exposed to each counterparty's credit risk on the put or call until such option is exercised or expires. There is no guarantee that a Series will be able to write put or call options, as the case may be, that would effectively close an existing position. In the event of default or insolvency of the counterparty, a Series may be unable to liquidate an OTC option.

In entering into OTC options, a Series will be exposed to the risk that the counterparty will default on, or be unable to fulfill, due to bankruptcy or otherwise, its obligation under the option. In such event, a Series may lose the benefit of the transaction. The value of an OTC option to a Series is dependent upon the financial viability of the counterparty. If a Series decides to enter into transactions in OTC options, the relevant Subadviser will take into account the credit quality of counterparties in order to limit the risk of default by the counterparty.

Stock Index Futures. Global Growth Series may purchase and sell stock index futures which are traded on a commodities exchange or board of trade for certain hedging and risk management purposes in accordance with regulations of the Commodity Futures Trading Commission (CFTC). A stock index futures contract is an agreement in which one party agrees to deliver to another an amount of cash equal to a specific dollar amount times the difference between a specific stock index at the close of the last trading day of the contract and such index at the time the agreement is made. No physical delivery of the underlying stocks in the index is made.

The successful use of stock index futures contracts and options on indexes by the Global Growth Series depends upon its ability to predict the direction of the market underlying the index and is subject to various additional risks. The correlation between movements in the price of the stock index future and the price of the securities being hedged is imperfect and there is a risk that the value of the securities being hedged may increase or decrease at a greater rate than the related futures contract, resulting in losses to Global Growth Series. Certain futures exchanges or boards of trade have established daily limits on the amount that the price of a futures contract or related options may vary, either up or down, from the previous day's settlement price. These daily limits may restrict the Global Growth Series' ability to purchase or sell certain futures contracts or related options on any particular day. In addition, if Global Growth Series purchases futures to hedge against market advances before it can invest in common stock in an advantageous manner and the market declines, Global Growth Series might create a loss on the futures contract. In addition, the ability of Global Growth Series to close out a futures position or an option depends on a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular futures contract or option at any particular time.

Global Growth Series will engage in transactions in stock index futures contracts as a hedge against changes resulting from market conditions in the values of securities which are held in Global Growth Series' portfolio or which it intends to purchase. Global Growth Series will engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of Global Growth Series. The Global Growth Series may not purchase or sell stock index futures if, immediately thereafter, more than one-third of its net assets would be hedged and, in addition, except as described above in the case of a call written and held on the same index, will write call options on indexes or sell stock index futures only if the amount resulting from the multiplication of the then current level of the index (or indexes) upon which the option or future contract(s) is based, the applicable multiplier(s), and the number of futures or options contracts which would be outstanding, would not exceed one-third of the value of Global Growth Series' net assets. Global Growth Series also may not purchase or sell stock index futures for risk management purposes if, immediately thereafter, the sum of the amount of margin deposits on Global Growth Series' existing futures positions and premiums paid for such options would exceed 5% of the liquidation value of the Global Growth Series' total assets after taking into account unrealized profits and unrealized losses on any such contracts, provided, however, that in the case of an option that is in-the-money, the in-the-money amount may be excluded in computing such 5%. The above restriction does not apply to the purchase and sale of stock index futures for bona fide hedging purposes. In instances involving the purchase of stock index futures contracts by the Global Growth Series, an amount of cash, short-term U.S. Government securities or other high-grade short-term debt obligations, equal to the market value of the futures contracts, may be deposited in a segregated account with the Fund's Custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

Foreign Currency Forward Contracts, Options and Futures Transactions

A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. There is no limitation on the value of forward contracts into which a Series may enter. However, a Series' transactions in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of a Series generally arising in connection with the purchase or sale of its securities and accruals of interest or dividends receivable and Series expenses. Position hedging is the sale of a foreign currency with respect to security positions denominated or quoted in that currency. A Series may not position hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of a forward contract) of securities, denominated or quoted in, or currently convertible into, such currency. A forward contract generally has no deposit requirements, and no commissions are charged for such trades.

A Series may enter into a forward contract to hedge against risk in the following circumstances: (1) during the time period when such Series contracts for the purchase or sale of a security denominated in a foreign currency, or (2) when such Series anticipates the receipt of dividends or interest payments in a foreign currency with respect to a security it holds. By entering into a forward contract in exchange for the purchase or sale of the amount of foreign currency involved in the underlying transaction for a fixed amount of dollars, such Series will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. Additionally, when a Series' Subadviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, such Series may enter into a forward contract, for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the securities of a Series denominated in such foreign currency. Further, a Series may enter into a forward contract in one foreign currency, or basket of currencies, to hedge against the decline or increase in value in another foreign currency. Use of a forward contract in different currency or basket of currencies for hedging against market movements in another currency magnifies the risk that movements in the price of the forward contract will not correlate or will correlate unfavorably with the foreign currency being hedged.

Forward currency contracts (1) are traded in an interbank market conducted directly between currency traders (typically commercial banks or other financial institutions) and their customers, (2) generally have no deposit requirements and (3) are typically consummated without payment of any commissions. Failure by a Series' counterparty to make or take delivery of the underlying currency at the maturity of a forward contract would result in a loss to such Series of any expected benefit of the transaction.

As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that offsetting closing transactions generally require negotiating directly with the counterparty to the forward contract. Thus, there can be no assurance that a Series will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, a Series might be unable to close out a forward currency contract at any time prior to maturity. In either event, such Series would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities in a segregated account.

Each Series may also purchase and sell futures contracts on foreign currencies and groups of foreign currencies to protect against the effect of adverse changes on foreign currencies. A Series will engage in transactions in only those futures contracts and options thereon that are traded on a commodities exchange or a board of trade. A "sale" of a futures contract means the assumption of a contractual obligation to deliver the specified amount of foreign currency at a specified price in a specified future month. A "purchase" of a futures contract means the assumption of a contractual obligation to acquire the currency called for by the contract at a specified price in a specified future month. At the time a futures contract is purchased or sold, a Series must allocate cash or securities as a deposit payment (initial margin). Thereafter, the futures contract is valued daily, and the payment of "variation margin" may be required, meaning such Series will provide or receive cash that reflects any decline or increase as appropriate in the contract's value, a process known as "marking to market."

A Series may purchase and write put and call options on foreign currencies traded on securities exchanges or boards of trade (foreign and domestic) and OTC options for hedging purposes in a manner similar to that in which forward foreign currency exchange contracts and futures contracts on foreign currencies will be employed. Options on foreign currencies are similar to options on securities, except that a Series has the right to take or make delivery of a specified amount of foreign currency, rather than securities.

Generally, OTC foreign currency options used by a Series are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

If a Series' Subadviser anticipates purchasing a foreign security and also anticipates a rise in the value of the currency of such foreign security (thereby increasing the cost of such security), such Series may purchase call options or write put options on the foreign currency. A Series could also enter into a long forward contract or a long futures contract on such currency, or purchase a call option, or write a put option, on a currency futures contract. The use of such instruments could offset, at least partially, the effects of the adverse movements of currency exchange rates.

Foreign Currency Strategies-Special Considerations

A Series may use options on foreign currencies, futures contracts on foreign currencies, options on futures contracts on foreign currencies and forward currency contracts, to hedge against movements in the values of the foreign currencies in which such Series' securities are denominated. Such currency hedges can protect against price movements in a security that a Series owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

A Series might seek to hedge against changes in the value of a particular currency when no futures contract, forward contract or option involving that currency is available or one of such contracts is more expensive than certain other contracts. In such cases, a Series may hedge against price movements in that currency by entering into a contract on another currency or basket of currencies, the value of which such Series' Subadviser believes will have a positive correlation to the value of the currency being hedged. The risk that movements in the price of the contract will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

The value of most futures contracts, options on futures contracts, forward contracts and options on foreign currencies in the interbank market depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of futures contracts, forward contracts or options, a Series could be disadvantaged by dealing in the odd-lot market (generally consisting of transactions of less than $1 million) of the interbank market for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirements that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying currency markets that cannot be reflected in the markets for the futures contracts or options until they reopen.

Settlement of futures contracts, forward contracts and options involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Series might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Covered Forward Currency Contracts, Futures Contracts and Options

Transactions using forward currency contracts, futures contracts and options (other than options that the Series has purchased) expose a Series to an obligation to another party. A Series will not enter into any such transactions unless it owns either (1) an offsetting (covered) position in securities, currencies, or other options, forward currency contracts or futures contracts, or (2) liquid assets with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. The Series will comply with Commission guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid assets in a segregated account with its Custodian in the prescribed amount.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding forward currency contract, futures contract or option is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Series' assets to cover segregated accounts could impede portfolio management or the Series' ability to meet redemption requests or other current obligations.

Limitations on Purchase and Sale of Options on Foreign Currencies and Futures Contracts on Foreign Currencies

Global Growth Series will not (1) write puts having aggregate exercise prices greater than 25% of total assets; or (2) purchase (a) put options on currencies or futures contracts on foreign currencies or (b) call options on foreign currencies if, after any such purchase, the aggregate premiums paid for such options would exceed 10% of Global Growth Series' total assets.

Each Series intends to limit its futures-related investment activity so that it, and/or any applicable person associated with it, is excluded from the definition of the term "commodity pool operator" under applicable rules and regulatory relief issued by the CFTC. Each Series will so limit its futures-related investment activity so that, other than with respect to bona fide hedging activity (as defined in CFTC Rule1.3 (z)):

(i)  the aggregate initial margin and premiums paid to establish commodity futures and commodity option contract positions does not exceed 5% of the liquidation value of the relevant Series' portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (provided that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating such 5% limitation) and/or

(ii)  the aggregate "notional value" (i.e., the size of a commodity futures or commodity option contract, in contract units, multiplied by the current market price (for a futures contract) or strike price (for an option contract) of each such unit) of all commodity futures and commodity option contracts that the relevant Series has entered into does not exceed the liquidation value of the relevant Series' portfolio, after taking into account profits and unrealized losses on any such contracts that the relevant Series has entered into (the foregoing alternative limits being the "Alternative Commodity Trading Limits").

The Alternative Commodity Trading Limits are based on provisional no-action relief issued by the CFTC. If this relief is modified or terminated, each Series will limit its futures-related investment activity accordingly so that it will be excluded from the definition of the term "commodity pool operator" under applicable rules and regulatory relief issued by the CFTC. In the event that any final rule adopted by the CFTC with respect to this exemption permits greater ability to invest in futures-related instruments, each Series may avail itself of this relief.

Each Series may not purchase or sell futures contracts and related options to attempt to enhance return, if immediately thereafter the sum of the amount of initial margin deposits on the relevant Series' existing futures and options on futures and premiums paid for such related options would exceed 5% of the market value of the relevant Series' total assets. Each Series may purchase and sell futures contracts and related options, without limitation, for bona fide hedging purposes in accordance with regulations of the CFTC (to reduce certain risks of its investments). The value of all futures contracts sold will not exceed the total market value of each Series' portfolio.

As described above, each Series' futures-related investment activity will be limited in accordance with one (or both) of the Alternative Commodity Trading Limits. In addition, futures contracts and related options are generally subject to coverage requirements of the CFTC or segregation requirements of the Commission. If a Series does not hold the security or currency underlying the futures contract, such Series will be required to segregate on an ongoing basis with its Custodian cash or other liquid assets in an amount at least equal to the Series' obligations with respect to such futures contracts. A Series may place and maintain cash, securities and similar investments with a futures commission merchant in amounts necessary to effect the relevant Series' transactions in exchange-traded futures contracts and options thereon, provided certain conditions are satisfied. A Series' successful use of futures contracts and related options depends upon the relevant investment adviser's ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the price of a futures contract and the movements in the index or price of the currencies underlying the futures contract is imperfect and there is a risk that the value of the indexes or currencies underlying the futures contract may increase or decrease at a greater rate than the related futures contracts resulting in losses to such Series. Certain futures exchanges or boards of trade have established daily limits on the amount that the price of futures contracts or related options may vary, either up or down, from the previous day's settlement price. These daily limits may restrict a Series' ability to purchase or sell certain futures contracts or related options on any particular day.

Risks of Transactions in Options on Foreign Currencies

An option position may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although a Series will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect offsetting transactions in particular options, with the result that a Series would have to exercise its options in order to realize any profits and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying currencies acquired through the exercise of call options or upon the purchase of underlying currencies for the exercise of put options. If a Series as a covered call option writer is unable to effect an offsetting purchase transaction in a secondary market, it will not be able to sell the underlying currency until the option expires or it delivers the underlying currency upon exercise.

Reasons for the absence of a liquid secondary market on an options exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. The Series intend to purchase and sell only those options which are cleared by a clearinghouse whose facilities are considered to be adequate to handle the volume of options transactions.

Risks of Options on Foreign Currencies

Options on foreign currencies involve the currencies of two nations and, therefore, developments in either or both countries can affect the values of such options. These risks include government actions affecting currency valuation and the movements of currencies from one country to another. The quality of currency underlying option contracts represent odd lots in a market dominated by transactions between banks; this can mean extra transaction costs upon exercise. Options markets may be closed while round-the-clock interbank currency markets are open, which can create price and rate discrepancies.

Risks of Transactions in Futures Contracts

There are several risks in connection with the use of futures contracts as a hedging device. Due to the imperfect correlation between the price of futures contracts and movements in the underlying currency or group of currencies, the price of a futures contract may move more or less than the price of the currencies being hedged. Therefore, a correct forecast of currency rates, market trends or international political trends by the Manager or a Subadviser may still not result in a successful hedging transaction.

Although a Series will purchase or sell futures contracts only on exchanges where there appears to be an adequate secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular contract or at any particular time. Accordingly, there can be no assurance that it will be possible, at any particular time, to close out a futures position. In the event a Series could not close out a futures position and the value of such position declined, such Series would be required to continue to make daily cash payments of variation margin. There is no guarantee that the price movements of the portfolio securities denominated in foreign currencies will, in fact, correlate with the price movements in the futures contracts and thus provide an offset to losses on a futures contract. Currently, futures contracts are available on the Australian Dollar, British Pound, Canadian Dollar, Japanese Yen, Swiss Franc and Euro.

Successful use of futures contracts by a Series is also subject to the ability of such Series' Manager or Subadviser to predict correctly movements in the direction of markets and other factors affecting currencies generally. For example, if a Series has hedged against the possibility of an increase in the price of securities in its portfolio and the price of such securities increases instead, such Series will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if such Series has insufficient cash to meet daily variation margin requirements, it may need to sell securities to meet such requirements. Such sales of securities will not necessarily be at increased prices that reflect the rising market. A Series may have to sell securities at a time when it is disadvantageous to do so.

The hours of trading of futures contracts may not conform to the hours during which a Series may trade the underlying securities. To the extent that the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

Options on Futures Contracts

An option on a futures contract gives the purchaser the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. Currently options can be purchased or written with respect to futures contracts on the Australian Dollar, British Pound, Canadian Dollar, Japanese Yen, Swiss Franc and Euro.

The holder or writer of an option may close out its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such close out transactions can be effected.

Other Investment Techniques

Each Series may take advantage of opportunities in the area of options and futures contracts and any other derivative instruments that are not presently contemplated for use by it or that are not currently available but that may be developed, to the extent such opportunities are both consistent with its investment objective and legally permissible for it.

Swap Agreements

Each Series may enter into swaps, including equity swaps. In an equity swap, payments on one or both sides are linked to the performance of equities or an equity index. Equity swaps are normally used to (1) initiate and maintain cross-border equity exposures either in an index or a specific stock portfolio; (2) temporarily eliminate exposure to an equity portfolio without disturbing the underlying equity position; or (3) increase, reduce or eliminate market exposure to a single issue or a narrow stock portfolio or obtain greater diversification for a limited period of time without disturbing an underlying position.

Most swap agreements entered into by each Series would calculate the obligations of the parties to the agreement on a "net basis." Consequently, each Series' current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative value of the positions held by each party to the agreement (the "net amount"). Each Series' current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Series) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of liquid assets to avoid any potential leveraging. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of each Series' investment restriction concerning senior securities. Each Series will limit its investments in swap agreements such that the net amount owed or to be received under existing contracts with any single party will not exceed 5% of each Series' assets.

Whether each Series' use of swap agreements will be successful in furthering its investment objective will depend on each Series' investment adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, each Series bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

Each Series will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of each Series' repurchase agreement guidelines). Certain restrictions imposed on each Series by the Internal Revenue Code may limit each Series' ability to use swap agreements. The swaps market is a relatively new market and certain swap agreements are exempt from most provisions of the CEA and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC. It is possible that developments in the swaps market, including potential government regulation, could adversely affect each Series' ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Segregated Assets

The Fund segregates with its Custodian, cash, U.S. Government securities, equity securities (including foreign securities), debt securities or other liquid, unencumbered assets equal in value to its obligations in respect of potentially leveraged transactions. These include when-issued and delayed delivery securities, futures contracts, written options and options on futures contracts (unless otherwise covered). If collateralized or otherwise covered, in accordance with Commission guidelines, these will not be deemed to be senior securities. The assets segregated will be marked-to-market daily.

Portfolio Turnover

As a result of the investment policies described above, each Series may engage in a substantial number of portfolio transactions. The portfolio turnover rates for the Global Growth Series, International Value Series and International Equity Series for the fiscal years ended October 31, 2005 and 2004 were 57% and 125%, 121% and 24%, and 41% and 100%, respectively. The portfolio turnover rate is generally the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities, including options, whose maturities or expiration date at acquisition were one year or less) by the monthly average value of the portfolio. High portfolio turnover (over 100%) involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by each respective Series. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover. For the Global Growth Series, the 2004 turnover rate was the result of several factors, including changes in international economic conditions which resulted in the sale and purchase of a significant number of securities and market volatility that resulted in decisions by the portfolio manager to hold securities for shorter periods of time. For the Dryden International Equity Series, the typical turnover rate experienced is normally expected to range from 75% to 100%. As a result, its turnover rate for 2004 was within the expected normal annual range. See "Taxes, Dividends and Distributions."

INVESTMENT RESTRICTIONS

The following restrictions are fundamental policies. Fundamental policies are those that cannot be changed without the approval of the holders of a majority of the Series' outstanding voting securities. A "majority of the Series outstanding voting securities" when used in this SAI, means the lesser of (1) 67% or more of the voting shares of the Series represented at a meeting at which more than 50% of the outstanding voting shares of the Series are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Series.

Each Series may not:

(1)  Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time except to the extent that the Series may be permitted to do so by exemptive order, Commission release, no-action letter or similar relief or interpretations (collectively, the 1940 Act Laws, Interpretations and Exemptions). For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of the Series to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

(2)  Purchase the securities of any issuer if, as a result, the Series would fail to be a diversified company within the meaning of the 1940 Act Laws, Interpretations and Exemptions.

(3)  Purchase any security if as a result 25% or more of the Series' total assets would be invested in the securities of issuers having their principal business activities in the same industry, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

(4)  Buy or sell physical commodities or contracts involving physical commodities. The Series may purchase and sell (a) derivative, hedging and similar instruments such as financial futures contracts and options thereon, and (b) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Series may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Series' ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

(5)  Buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Series may exercise rights relating to the securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

(6)  Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

The Series may make loans, including loans of assets of the Series, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with the Series' investment objective.

Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Series' assets, it is intended that, if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from a change in total assets or NAV will not be considered a violation of such policy. However, if the Series' asset coverage for borrowings permitted by Investment Restriction 1 falls below 300%, or a Series holds more than 15% of its net assets in illiquid securities, the Series will take prompt action to reduce its borrowings, as required by the 1940 Act Laws, Interpretations and Exemptions.

For purposes of Investment Restriction 2, the Series will currently not purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result, with respect to 75% of the Series' total assets, (a) more than 5% of the Series' total assets (determined at the time of investment) would be invested in securities of a single issuer and (b) the Series would own more than 10% of the outstanding voting securities of any single issuer.

For purposes of Investment Restriction 3, the Series rely on Standard & Poor's Global Industry Classification Standard, in determining industry classification. The Series' reliance on this classification system is not a fundamental policy of the Series and, therefore, can be changed without shareholder approval.

Although not fundamental, the Series' have the following investment restrictions.

Each Series may not:

(1)  Make investments for the purpose of exercising control or management.

(2)  Invest in securities of other investment companies, except that (a) subject to certain restrictions, the Series may purchase securities of other investment companies in the open market involving customary brokerage commissions and (b) pursuant to a Commission exemptive order, the Series may invest up to 25% of its net assets in shares of an affiliated mutual fund, subject to the 1940 Act Laws, Interpretations and Exemptions.

In addition, Global Growth Series may not:

Purchase warrants if as a result the Series would then have more than 5% of its total assets (taken at current value) invested in warrants.

In addition, notwithstanding anything to the contrary, the Global Growth Series and International Equity Series may not:

Acquire securities of other investment companies or registered unit investment trusts in reliance on subparagraph (F) or (G) of Section 12 (d)(1) of the 1940 Act so long as it is a fund in which one or more of the JennisonDryden Allocation Funds (which are series of Prudential Investment Portfolios, Inc., Registration Nos. 33-61997, 811-7343) may invest.

MANAGEMENT OF THE FUND

Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be "interested persons" of the Fund as defined in the 1940 Act, are referred to as "Independent Directors." Directors who are deemed to be "interested persons" of the Fund are referred to as "Interested Directors." "Fund Complex"† consists of the Fund and any other investment companies managed by Prudential Investments LLC (PI or the Manager).

Independent Directors

Name, Address** and Age	Position with the Fund	Terms of Office*** and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director****
Linda W. Bynoe (53)	Director	Since 2005	President and Chief Executive Officer (since March 1995) of Telemat Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co.	88	Director of Dynegy Inc. (energy services) (since September 2002) and Simon Property Group, Inc. (real estate investment trust) (since May 2003); Director (since August 2005) of The High Yield Plus Fund, Inc.

David E.A. Carson (71)	Director	Since 2003	Formerly Director (January 2000 to May 2000), Chairman (January 1999-December 1999), Chairman and Chief Executive Officer (January 1998-December 1998) and President, Chairman and Chief Executive Officer of People's Bank (1983-1997).	92	Director (since 2004) of The High Yield Plus Fund, Inc.

Name, Address** and Age	Position with the Fund	Terms of Office*** and Length of Time Served	Principal Occupations During Past Five Years	Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director****
Robert E. La Blanc (71)	Director	Since 1984	President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).	89	Director of Chartered Semiconductor Manufacturing, Ltd. (since 1998), Computer Associates International, Inc. (software company) (since 2002); FiberNet Telecom Group, Inc. (telecom company) (since 2003); Director (since April 1999) of The High Yield Plus Fund, Inc.

Douglas H. McCorkindale (66)	Director	Since 2003	Chairman (since February 2001) of Gannett Co. Inc. (publishing and media), formerly Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc.	89	Director of Gannett Co., Inc., Director of Continental Airlines Inc., (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus Fund, Inc. (since 1996).

Richard A. Redeker (62)	Director	Since 2003	Management Consultant; Director of Investment, Inc. (since 2001) and Director of Penn Tank Lines (since 1999).	89	Director (since January 2005) of The High Yield Plus Fund, Inc.

Robin B. Smith (66)	Director	Since 1996	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing), formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	90	Director of BellSouth Corporation (since 1992); Director (since January 2005) of The High Yield Plus Fund, Inc.

Stephen G. Stoneburn (62)	Director	Since 1996	President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).	89	Director (since January 2005) of The High Yield Plus Fund, Inc.

Clay T. Whitehead (67)	Director	Since 1984	President (since 1983) of National Exchange Inc. (new business development firm).	90	Director (since 2000) of The High Yield Plus Fund, Inc.

Interested Directors

Name, Address** and Age	Position with the Fund	Terms of Office*** and Length of Time Served	Principal Occupations During Past Five Years	Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director****
Judy A. Rice (57)*	Director and President	Since 2000 Since 2003	President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Executive Vice President (September 1999-February 2003) of Prudential Investments LLC; Member of Board of Governors of the Money Management Institute.	89	Director (since August 2005) of The High Yield Plus Fund, Inc.

Robert F. Gunia (59)*	Director and Vice President	Since 1996	Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC.	157	Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.; Vice President (since 2004) and Director (since August 2005) of The High Yield Plus Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Directors is set forth below.

Officers

Name, Address** and Age	Position with Fund	Term of Office*** and Length of Time Served	Principal Occupations During Past Five Years

Kathryn L. Quirk (52)	Chief Legal Officer	Since 2005	Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Grace C. Torres (46)	Treasurer and Principal Financial and Accounting Officer	Since 1995	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of Prudential Investments LLC; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of American Skandia Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of American Skandia Investment Services, Inc.

Deborah A. Docs (47)	Secretary	Since 2005	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Jonathan D. Shain (47)	Assistant Secretary	Since 2005	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Marina Belaya (38)	Assistant Secretary	Since 2005	Vice President and Corporate Counsel (since April 2005) of Prudential; formerly Associate (September 2002-March 2005) at Schulte, Roth & Zabel LLP.

Claudia DiGiacomo (31)	Assistant Secretary	Since 2005	Vice President and Corporate Counsel (since January 2005) of Prudential; Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Lee D. Augsburger (46)	Chief Compliance Officer	Since 2004	Senior Vice President and Chief Compliance Officer (since April 2003) of Prudential Investments LLC; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; Chief Compliance Officer and Senior Vice President (since May 2003) of American Skandia Investment Services, Inc.; Chief Compliance Officer (since October 2004) of Quantitative Management Associates LLC.

Maryanne Ryan (41)	Anti-Money Laundering Compliance Officer	Since 2002	Anti-Money Laundering Officer and Vice President (since April 2002) of Pruco Securities, LLC; Vice President and Bank Secrecy Act Officer (since July 2004) of Prudential Trust Company; Anti-Money Laundering Officer (since April 2003) of Prudential Investments LLC.

Jack Benintende (41)	Acting Treasurer	Since 2005	Vice President (since June 2000) within Prudential Mutual Fund Administration; Assistant Treasurer (since September 2004) of The High Yield Plus Fund, Inc.; formerly Assistant Treasurer (2000-October 2004) of Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Australia Equity Fund, Inc.; Senior manager within the investment management practice of PricewaterhouseCoopers LLP (May 1994 through June 2000).

†  The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10 and 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential's Gibraltar Fund.

*  "Interested" Director, as defined in the 1940 Act, by reason of employment with the Manager, the Subadvisers or the Distributor.

**  Unless otherwise noted, the address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

***  There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individual's length of service as Director and/or Officer.

****  This column includes only directorships of companies required to register, or file reports with the Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

The Fund has Directors who, in addition to overseeing the actions of the Fund's Manager, Subadvisers and Distributor, decide upon matters of general policy in accordance with the laws of the State of Maryland and the 1940 Act. In addition to their functions set forth under "Investment Advisory and Other Services-Manager and Investment Adviser" and "Principal Underwriter, Distributor and Rule 12b-1 Plans", the Directors also review the actions of the Fund's Officers, who conduct and supervise the daily business operations of the Fund. Pursuant to the Fund's Articles of Incorporation, the Directors may contract for advisory and management services for the Fund or for any of its Series (or class thereof). Any such contract may permit the Manager to delegate certain or all of its duties under such contracts to qualified investment advisers and administrators.

Directors and Officers of the Fund are also directors, trustees and officers of some or all of the other investment companies advised by the Fund's Manager and distributed by PIMS.

The Board has appointed a Chief Compliance Officer, Lee D. Augsburger, on behalf of the Fund. Mr. Augsburger oversees the implementation of policies and procedures for the Fund to ensure compliance with the applicable federal securities laws, and related rules. Mr. Augsburger serves in this capacity for all of the funds in the Fund Complex. In addition, Mr. Augsburger serves as chief compliance officer of the Manager.

Standing Board Committees

The Board has established three standing committees in connection with the governance of the Fund-Audit, Nominating and Governance and Valuation.

Audit Committee. The Audit Committee consists of the following Independent Directors; Ms. Bynoe, Messrs. Carson (chair), Stoneburn, Whitehead and Ms. Smith (ex-officio). The Board has determined that each member of the Audit Committee is not an "interested person" as defined in the 1940 Act. The responsibilities of the Audit Committee are to assist the Board in overseeing the Fund's independent registered public accounting firm, accounting policies and procedures, and other areas relating to the Fund's auditing processes. The scope of the Audit Committee's responsibility is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the independent registered public accounting firm's responsibility to plan and carry out an audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). The Audit Committee met four times during the fiscal year ended October 31, 2005.

Nominating and Governance Committee. The Nominating and Governance Committee of the Board is responsible for nominating directors and making recommendations to the Board concerning Board composition, committee structure and governance, director education, and governance practices. The members of the Nominating and Governance Committee are Mr. Redeker (Chair), Mr. LaBlanc, Mr. McCorkindale and Ms. Smith (ex-officio). The Board has determined that each member of the Nominating and Governance Committee is not an "interested person" as defined in the 1940 Act. The Nominating and Governance Committee met three times during the fiscal year ended October 31, 2005. The Nominating and Governance Committee Charter is available on the Fund's websites at www.strategicpartners.com and www.jennisondryden.com.

Selection of Director Nominees. The Nominating and Governance Committee is responsible for considering nominees for directors at such times as it considers electing new members to the Board. The Nominating and Governance Committee may consider recommendations by business and personal contacts of current Board members, and by executive search firms which the Committee may engage from time to time and will also consider shareholder recommendations. The Nominating and Governance Committee has not established specific, minimum qualifications that it believes must be met by a nominee. In evaluating nominees, the Nominating and Governance Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the 1940 Act; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Nominating and Governance Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Nominating and Governance Committee evaluates nominees for the Board based on whether the nominee is recommended by a shareholder.

A shareholder who wishes to recommend a director for nomination should submit his or her recommendation in writing to the Chair of the Board (Robin Smith) or the Chair of the Nominating and Governance Committee (Richard Redeker), in either case at Prudential World Fund, Inc., P.O. Box 13964, Philadelphia, PA 19176. At a minimum, the recommendation should include:

•  the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•  a statement concerning whether the person is an "interested person" as defined in the Investment Company Act of 1940;

•  any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•  the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held.

The recommendation also can include any additional information which the person submitting it believes would assist the Nominating and Governance Committee in evaluating the recommendation.

Shareholders should note that a person who owns securities issued by Prudential Financial, Inc. (the parent company of the Funds' investment adviser) would be deemed an "interested person" under the 1940 Act. In addition, certain other relationships with Prudential Financial, Inc. or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

Before the Nominating and Governance Committee decides to nominate an individual to the Board, Committee members and other Board members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving on the board of a registered investment company.

Valuation Committee. The Valuation Committee consists of at least two Board members or an officer of the Fund and one Board member (in both instances the Valuation Committee may include employees of the Manager who may constitute a majority of the Valuation Committee). The Valuation Committee supervises the valuation of the Fund's portolio securities and other assets and meets on an as needed basis. There are no appointed members of the Valuation Committee. If there is a need for a Valuation Committee decision to be made, the Manager will determine the composition of the Valuation Committee based on Board member and Trust Officer availability. The Valuation Committee met once during the fiscal year ended October 31, 2005. For more information about the Valuation Committee, see "Net Asset Value" below.

Shareholder Communications with Directors

Shareholders of each Series can communicate directly with the Board by writing to the Chair of the Board, Prudential World Fund, Inc., P.O. Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Director by writing to that director at Prudential World Fund, Inc., P.O. Box 13964, Philadelphia, PA 19176. Such communications to the Board or individual directors are not screened before being delivered to the addressee.

Compensation

Pursuant to the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Interested Directors of the Fund.

The Fund pays each of its Independent Directors annual compensation in addition to certain out-of-pocket expenses. Directors who serve on the Committees may receive additional compensation. The amount of compensation paid to each Independent Director may change as a result of the introduction of additional funds upon whose boards the Directors may be asked to serve.

Independent Directors may defer receipt of their Directors' fees pursuant to a deferred fee agreement with the Fund. Under the terms of such agreement, the Fund accrues deferred Directors' fees daily, which, in turn, accrues interest at a rate equivalent to the prevailing rate of 90-day U.S. Treasury bills at the beginning of each calendar quarter or, at the daily rate of return of any JennisonDryden or Strategic Partners mutual funds chosen by the Director. The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon is a general obligation of the Fund.

The Fund has no retirement or pension plan for its Directors.

The following table sets forth the aggregate compensation paid by the Fund for the fiscal year ended October 31, 2005 to the Independent Directors. The table also shows aggregate compensation paid to those Directors for service on the Board and the board of any other investment company in the Fund Complex, for the calendar year ended December 31, 2004.

Compensation Table

Name of Independent Director[1]	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total 2004 Compensation From Funds and Fund Complex Paid to Independent Directors
Linda W. Bynoe*	$4,457	None	None	$N/A
David E.A. Carson	$5,790	None	None	$199,750 (38/92)[3]
Robert E. La Blanc	$5,628	None	None	$204,500 (38/92)[3]
Douglas H. McCorkindale[2]	$5,448	None	None	$176,916 (38/92)[3]
Richard A. Redeker	$5,765	None	None	$184,833 (37/91)[3]
Robin B. Smith[2]	$6,049	None	None	$206,500 (37/91)[3]
Stephen G. Stoneburn[2]	$5,622	None	None	$194,000 (37/91)[3]
Nancy H. Teeters**	$5,742	None	None	$160,000 (37/91)[3]
Clay T. Whitehead	$5,567	None	None	$201,500 (38/92)[3]

*  Ms. Bynoe became a Trustee on March 2, 2005.

**  Ms. Teeters became a Trustee Emeritus in April, 2003.

1  Interested Trustees and Officers do not receive any compensation from the Fund or the Fund Complex and therefore are not shown in the Compensation Table.

2  Although the last column shows the total amount paid to Trustees from the Fund Complex during the calendar year ended December 31, 2004, such compensation was deferred at the election of this Trustee, in total or in part, under the Fund's deferred fee agreements. Including accrued interest and the selected fund's rate of return on amounts deferred through December 31, 2004, the total amount of compensation for the year amounted to $291,729, $423,670 and $195,039 for Mr. McCorkindale, Ms. Smith and Mr. Stoneburn, respectively.

3  Number of funds/portfolios which existed at December 31, 2004 and excludes funds/portfolios which liquidated/merged out of existence during 2004.

The following table sets forth the dollar range of equity securities in the Fund beneficially owned by a Director, and, on an aggregate basis, in all registered investment companies overseen by a Director in the Fund Complex as of December 31, 2004.

Director Share Ownership Table

Independent Directors

Name of Director	Dollar Range of Equity Securities in each of the Series	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen By Director in Fund Complex
David E. A. Carson	-	Over $100,000
International Value Series	$10,001-$50,000
Robert E. La Blanc		Over $100,000
Global Growth Series	$50,001-$100,000
International Value Series	$1-$10,000
Douglas H. McCorkindale	-	Over $100,000
Richard A. Redeker		Over $100,000
Global Growth Series	$50,001-$100,000
Robin B. Smith	-	Over $100,000
Stephen Stoneburn		Over $100,000
Global Growth Series	$10,001-$50,000
Clay T. Whitehead		Over $100,000
International Equity Series	$10,001-$50,000

Interested Directors

Name of Director	Dollar Range of Equity Securities in the Series	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen By Director in Fund Complex
Robert F. Gunia		Over $100,000
Global Growth Series	$10,001-$50,000
International Value Series	$50,001-$100,000
Judy A. Rice		Over $100,000
International Value Series	$10,001-$50,000

None of the Independent Directors, or any members of his/her immediate family owned beneficially or of record, any securities in an investment adviser or principal underwriter of the Fund or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with, an investment adviser or principal underwriter of the Fund as of December 31, 2004.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of December 16, 2005, the Directors and Officers of the Fund, as a group, beneficially owned less than 1% of any class of the outstanding shares of Common Stock of the Fund.

As of December 16, 2005, the beneficial owners, directly or indirectly, of more than 5% of any class of the outstanding Common Stock of the Fund were:

Name	Address	Series/ Class	Number of Shares/ % of Class
Global Growth Series
PIMS/Prudential Retirement As Nominee For The TTEE/Cust P Wellspan Health	1135 South Edgar Street PO Box 15198 York PA 17403	Z	67,772/8.0%
Prudential Investment FBO Mutual Fund Clients Attn Pruchoice Unit	100 Mulberry St Newark NJ 07102	Z	137,893/16.2%
PIMS/Prudential Retirement As Nominee For the TTEE/Cust P Global Imaging Systems, Inc	3820 Northdale Blvd Tampa FL 33624	Z	414,638/48.6%
International Value Series
PIMS/Prudential Retirement As Nominee For the TTEE/Cust P Frank's Casing Crew and Rental	700 E. Verot School Road Lafayette LA 70508	A	148,546/5.3%
Fidelity Investments Institution Operations Company, Inc. As Agent For Certain Employee	100 Magellan Way KW1C Covington KY 41015	Z	675,298/9.1%
PIMS/Prudential Retirement As Nominee For The TTEE/Cust P City of Tallahassee Map Plan	300 Adams St Tallahassee Fl 32301	Z	567,508/7.6%
PIMS/Prudential Retirement As Nominee For the TTEE/Cust P Fedex Freight East, Inc.	2200 Forward Drive Harrison AR 72601	Z	987,437/13.3%
Wells Fargo Bank West NA FBO New York Metropolitan Transportation Authority C/O F 457 & 401 (K) Deferred Comp Plan	8515 E Orchard Rd # 2T2 Greenwood Village CO 80111	Z	2,900,425/39.0%

Name	Address	Series/ Class	Number of Shares/ % of Class

International Equity Series
PIMS/Prudential Retirement As Nominee For the TTEE/Cust P Prudential Employee Savings	30 Scranton Office Park Scranton PA 18507	Z	23,215,335/87.7%
Jennison Dryden Moderate Alloc Attn: Ted Lockwood/Stacie Mint	Gateway Center 2, 4th Fl Newark NJ 07012	Z	1,334,668/5.0%

As of December 16, 2005, Wachovia Securities, LLC (Wachovia Securities) was the record holder for other beneficial owners of more than 5% of the following shares of beneficial interest of the Fund:

Series/Class	Number of Shares/ % of Class
Global Growth Series/A	7,514,296/38.0%
Global Growth Series/B	1,299,054/39.5%
Global Growth Series/C	347,850/41.0%
International Value Series/A	1,350,465/48.1%
International Value Series/B	510,674/58.4%
International Value Series/C	395,751/65.3%
International Equity Series/A	2,230,935/38.3%
International Equity Series/B	3,543,830/55.6%
International Equity Series/C	1,422,653/75.0%

INVESTMENT ADVISORY AND OTHER SERVICES

Manager and Investment Adviser

The Manager of the Fund is Prudential Investments LLC (PI or the Manager), 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. The Manager serves as manager to all of the other investment companies that, together with the Fund, comprise the Prudential mutual funds. See "How the Series is Managed-Manager" in each Series' Prospectus. As of September 30, 2005, PI served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as the administrator to closed-end investment companies, with aggregate assets of approximately $93.8 billion.

PI is a wholly owned subsidiary of PIFM Holdco, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential). Prudential Mutual Fund Services LLC (the Transfer Agent or PMFS), an affiliate of the Manager, serves as the transfer agent and dividend-disbursing agent for the JennisonDryden or Strategic Partners mutual funds complex and, in addition, provides customer service, recordkeeping and management and administrative services to qualified plans.

Pursuant to a Management Agreement with the Fund on behalf of each Series (the Management Agreement), the Manager, subject to the supervision of the Fund's Board and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolios, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, the Manager is obligated to keep certain books and records of the Fund. PI is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Fund. PI will continue to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements.

PI will review the performance of any subadvisers and make recommendations to the Board with respect to the retention of the subadvisers, and the renewal of any subadvisory agreements. PI also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street and PMFS. The management services of PI for the Fund are not exclusive under the terms of the Management Agreement and PI is free to, and does, render management services to others.

For its services, PI receives, pursuant to the Management Agreement, a fee at an annual rate of .75 of 1% to $1 billion and .70 of 1% over $1 billion of Global Growth Series' average daily net assets; .85 of 1% of International Equity Series' average daily net assets up to and including $300 million, .75 of 1% of the average daily net assets in excess of $300 million up to and including $1.5 billion and .70 of 1% of the average daily assets over $1.5 billion; and 1.00% of International Value Series'

average daily net assets to $300 million, .95 of 1% of International Value Series' average daily net assets of the next $700 million and .90 of 1% on average daily net assets of $1 billion and over. The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of a Series (including the fees of PI, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of a Series' business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which a Series' shares are qualified for offer and sale, the compensation due to PI will be reduced by the amount of such excess. Reductions in excess of the total compensation payable to PI will be paid by PI to the Fund. Currently, each Series believes that there are no such expense limitations.

In connection with its management of the corporate affairs of the Fund, PI bears the following expenses:

(1) the salaries and expenses of all personnel of the Fund and the Manager, except the fees and expenses of Independent Directors;

(2) all expenses incurred by the Manager or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund, as described below; and

(3) the costs and expenses payable to any Subadviser pursuant to any subadvisory agreement between the Manager and a Subadviser.

Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses; (1) the fee payable to the Manager, (2) the fees and expenses of Independent Directors, (3) the fees and certain expenses of its Custodian and Transfer Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (4) the charges and expenses of its legal counsel and independent auditors, (5) brokerage commissions, if any, and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (6) all taxes and corporate fees payable by the Fund to governmental agencies, (7) the fees of any trade association of which it is a member, (8) the cost of stock certificates representing its shares, (9) the cost of fidelity and liability insurance, (10) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission, including the preparation and printing of its registration statements and prospectuses for such purposes, and the fees and expenses of registration and notice filings made in accordance with state securities laws, (11) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing report, proxy statements and prospectuses to shareholders, (12) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of its business, and (13) distribution and service fees.

Each Management Agreement also provides that the Manager will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

Each Management Agreement provides that it will terminate automatically if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either party upon not more than 60 days' or less than 30 days' written notice. The Management Agreement provides that it will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

For the fiscal years ended October 31, 2005, 2004 and 2003, PI received management fees of $3,050,219, $3,343,319 and $2,508,601, respectively, from Global Growth Series.

For the fiscal years ended October 31, 2005, 2004 and 2003, PI received management fees of $3,577,108, $4,231,019 and $3,549,607, respectively, from International Value Series.

For the fiscal years ended October 31, 2005, 2004 and 2003, PI received management fees of $1,199,342, $715,305 and $596,893, respectively, from International Equity Series.

Global Growth Series. PI has entered into a Subadvisory Agreement with Jennison Associates LLC (Jennison). Jennison furnishes subadvisory services in connection with the management of the Global Growth Series. In connection therewith, Jennison is obligated to keep certain books and records of the Global Growth Series. PI continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises Jennison's performance of such services. Jennison is paid by PI at an annual rate in the amount of .375% of the Global Growth Series' average daily net assets.

International Value Series. PI has entered into a Subadvisory Agreement with each of LSV Asset Management (LSV) and Thornburg Investment Management, Inc. (Thornburg). LSV and Thornburg each furnish subadvisory services in connection with the management of the International Value Series. In connection therewith, LSV and Thornburg are each obligated to keep certain books and records of the International Value Series. PI continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises the performance of such services by LSV and Thornburg. LSV and Thornburg are paid by PI at the rates indicated below:

LSV	Thornburg
.45% to $150 million	.45% to $50 million
.425% of next $150 million	.40% of next $50 million
.40% of next $150 million	.30% over $100 million
.375% of next $300 million
.35% over $750 million

International Equity Series. PI has entered into a Subadvisory Agreement with PIM. On July 1, 2004, the Fund and PI agreed to amend the Subadvisory Agreement to transfer PIM's subadvisory duties under the agreement to a new, wholly-owned subsidiary of PIM known as Quantitative Management Associates LLC (QMA). All of PIM's rights and responsibilities were transferred to QMA. All other aspects of the agreement remained the same. QMA furnishes subadvisory services in connection with the management of the International Equity Series. In connection therewith, QMA is obligated to keep certain books and records of the International Equity Series. PI continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises QMA's performance of such services. QMA is paid by PI at an annual rate of .425% of the average daily net assets of the International Equity Series up to and including $300 million, .375% of the average daily net assets of the International Equity Series in excess of $300 million and up to and including $1.5 billion, and .35% of the International Equity Series' average daily net assets over $1.5 billion.

Each Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. Each Subadvisory Agreement may be terminated by the Fund, PI or the Adviser upon not more than 60 days' nor less than 30 days' written notice. Each Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved by the Board at least annually in accordance with the requirements of the 1940 Act. As discussed in each Series' Prospectus, PI employs Subadvisers under a "manager-of-managers" structure that allows PI to replace the investment adviser or amend the Subadvisory Agreement without seeking shareholder approval.

Portfolio Managers

The following tables set forth certain additional information with respect to the portfolio managers. Unless noted otherwise, all information is provided as of October 31, 2005.

A. Other Accounts Managed by Portfolio Managers. The table below identifies, for each portfolio manager, the number of accounts managed and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface.

Series	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
		No. Accts. ($ Assets)	No. Accts. ($ Assets)	No. Accts. ($ Assets)
Jennison Global Growth Fund	Daniel J. Duane Michelle I. Picker	2 ($32,162,000) 2 ($32,162,000)	2 ($458,862,000) 2 ($458,862,000)	1 ($763,459,000) 1 ($763,459,000)

Strategic Partners International Value Fund	Josef Lakonishok Robert Vishny Menno Vermuelen William V. Fries Wendy Trevisani	22 ($5.8 billion) 22 ($5.8 billion) 22 ($5.8 billion) 2 ($6 billion) 2 ($6 billion)	19 ($3.5 billion) 19 ($3.5 billion) 19 ($3.5 billion) None None	446 ($36.8 billion) 17 ($1.7 billion) 446 ($36.8 billion) 17 ($1.7 billion) 446 ($36.8 billion) 17 ($1.7 billion) 88 ($5 billion) 1 ($.7 billion) 88 ($5 billion) 1 ($.7 billion)

Dryden International Equity Fund**	John Van Belle Margaret S. Stumpp Ted Lockwood Peter Xu Betty Tong	3 ($793,148,926) 11 ($4,126,961,718) 6 ($904,042,680) 3 ($1,159,145,183) 1 ($472,269,799)	9 ($1,765,796,191)* 8 ($3,827,306,704)* None None None	7 ($1,903,098,447)* 1 ($185,682,593) 17 ($4,987,475,601)* 4 ($1,844,984,765) 10 ($2,789,562,953)* None None

*  "Other Pooled Investment Vehicles" includes commingled insurance company separate accounts, commingled trust funds and non-U.S. mutual funds. "Other Accounts" includes single client accounts and managed accounts. Managed accounts are counted as one account per managed account platform and the asset allocation program is counted as one account.

**  Certain of the accounts listed in the chart above are managed by one or more of the named portfolio managers. These accounts are included in the account and asset totals for each of the applicable portfolio managers.

B. Portfolio Manager Compensation / Material Conflicts of Interest. Set forth below is an explanation of the structure of, and method(s) used to determine, portfolio manager compensation. Also set forth is an explanation of any material conflicts of interest that may arise between a portfolio manager's management of a Series' investments and investments in other accounts.

Series	Compensation Structure and Methods/Material Conflicts of Interest
Jennison Global Growth Fund	Jennison Associates LLC
Compensation
Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with that of its clients and overall firm results. Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals. Investment professionals are compensated with a combination of base salary and discretionary cash bonus. In general, the cash bonus comprises the majority of the compensation for investment professionals.
Portfolio Managers' total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. There is no particular weighting or formula for considering the factors. Some portfolio managers may manage or contribute ideas to more than one product strategy and are evaluated accordingly.
The following factors will be reviewed for the portfolio managers:
• One and three year pre-tax investment performance of groupings of accounts (a "Composite") relative to pre-determined passive indices and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible;
• Historical and long-term business potential of the product strategies;
• Qualitative factors such as teamwork and responsiveness; and
• Other factors such as experience and other responsibilities such as being a team leader or supervisor may also affect an investment professional's total compensation.

Series	Compensation Structure and Methods/Material Conflicts of Interest
Conflicts of Interest
In managing other portfolios (including affiliated accounts), certain potential conflicts of interest may arise. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, Jennison has adopted policies and procedures that seek to address and minimize the effects of these conflicts.
Jennison's portfolio managers typically manage multiple accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), commingled trust accounts, affiliated single client and commingled insurance separate accounts, model nondiscretionary portfolios, and model portfolios used for wrap fee programs. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio. Similarly, securities sold from one portfolio may result in better performance if the value of that security declines. Generally, however, portfolios in a particular product strategy (e.g., large cap growth equity) with similar objectives are managed similarly. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tend to minimize the potential for conflicts of interest. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, fees, expenses and cash flows.
In addition, Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as IPOs and the allocation of transactions across multiple accounts. Currently, while no equity accounts under Jennison's management have performance fees, some accounts have higher fees than others. These differences may give rise to a potential conflict that a portfolio manager may allocate more time to the management of one account over another. While Jennison does not monitor the specific amount of time that a portfolio manager spends on a single portfolio, senior Jennison personnel periodically review the performance of Jennison's portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager. Jennison also believes that its compensation structure tends to mitigate this conflict.

Strategic Partners International Value Fund	LSV Asset Management
Compensation
Compensation consists of a salary and a discretionary bonus. Each of Messrs. Lakonishok, Vishny and Vermeulen is a partner of LSV and thereby receives a portion of the overall profit of the firm as part of his ownership interests. The bonus is based upon the profitability of the firm and individual performance. Individual performance is subjective and may be based on a number of factors, such as the individual's leadership and contribution to the strategic planning and developments of the investment group.
Conflicts of Interest
There are no material conflicts of interest. LSV has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Series	Compensation Structure and Methods/Material Conflicts of Interest
Thornburg Investment Management, Inc.
Compensation
Compensation for investment professionals includes a base salary, annual bonus, profit sharing plan, and potential for ownership. While an individual's contribution is important in establishing an appropriate compensation level, the performance of the team and product is more critical in determining total compensation. Ownership participation varies and is based on tenure and level of contribution to the firm.
Conflicts of Interest
No conflicts of interest exist. All accounts are managed to a model portfolio, and trades are for all accounts are performed on a random rotation basis so that no one account is advantaged over another pursuant to trade allocation policies and procedures.

Dryden International Equity Fund	Quantitative Management Associates LLC
Compensation
QMA investment professionals are compensated through a combination of base salary, a performance-based annual cash incentive bonus and a long-term incentive grant.
The salary component is based on market data relative to similar positions within the industry as well as the past performance, experience and responsibility of the individual.
The size of the annual cash bonus pool is determined quantitatively based on two primary factors: 1) investment performance (pre-tax) of portfolios on a 1-year and 3-year basis relative to appropriate market peer groups or benchmarks, and 2) business results as measured by QMA's pre-tax net income, based on planned and reasonably anticipated expenses. QMA regularly benchmarks its compensation program against leading asset management firms in the industry to monitor competitiveness.
The long-term incentive grant is generally divided between stock options and restricted stock of Prudential Financial, Inc. (QMA is an indirect, wholly-owned subsidiary of Prudential Financial, Inc.). The size of the long-term incentive pool is determined by Prudential Financial based on a percentage of the aggregate compensation of QMA's eligible employees.
Each investment professional's incentive compensation payment including the annual cash bonus and long-term incentive grant is primarily determined by how significantly he/she contributes to delivering investment performance to clients consistent with portfolio objectives, guidelines, and risk parameters, as well as the individual's qualitative contributions to the organization.
Conflicts of Interest
QMA is an indirect, wholly owned subsidiary of Prudential Financial, Inc. and as such is part of a full-scale global financial services organization, affiliated with insurance companies, investment advisers and registered broker/dealers. QMA portfolio managers are often responsible for managing multiple accounts, including accounts of affiliates, insurance company separate accounts, institutional accounts and other pooled investment vehicles. These affiliations and portfolio management responsibilities may cause potential and actual conflicts of interest. QMA aims to conduct itself in a manner it considers to be the most fair and consistent with its fiduciary obligations to all of its clients including the Fund. Management of multiple accounts and funds side-by-side may raise potential conflicts of interest relating to the allocation of investment opportunities, the aggregation and allocation of trades and cross trading. QMA has developed policies and procedures designed to address these potential conflicts of interest.

Series	Compensation Structure and Methods/Material Conflicts of Interest
The Fund may be prohibited from engaging in transactions with its affiliates even when such transactions may be beneficial for the Fund. Certain affiliated transactions are permitted in accordance with procedures adopted by the Fund and reviewed by the independent directors of the Fund.
There may be restrictions imposed by law, regulation or contract regarding how much, if any, of a particular security QMA may purchase or sell on behalf of the Fund, and as to the timing of such purchase or sale. QMA may come into possession of material, non-public information with respect to a particular issuer and as a result be unable to execute purchase or sale transactions in securities of such issuer for the Fund. QMA is able to avoid a variety of potential conflicts due to the possession of material, non-public information by maintaining an "Information Barrier" to prevent the transfer of information between affiliates.
Certain affiliates of QMA develop and publish credit research that is independent from the research developed within QMA. QMA may hold different opinions on the investment merits of a given security or industry such that QMA may be purchasing or holding a security for the Fund and an affiliated entity may be selling or recommending a sale of the same security. Conversely, QMA may be selling a security for the Fund and an affiliated entity may be purchasing or recommending a buy of the same security. In addition, QMA's affiliated brokers or investment advisers may be executing transactions in the market in the same securities as the Fund at the same time.
With respect to the management of the Fund, QMA may cause securities transactions to be executed concurrently with authorizations to purchase or sell the same securities for other accounts managed by QMA, including proprietary accounts or accounts of affiliates. In these instances, the executions of purchases or sales, where possible, are allocated equitably among the various accounts (including the Fund).
QMA may buy or sell, or may direct or recommend that another person buy or sell, securities of the same kind or class that are purchased or sold for the Fund, at a price which may or may not differ from the price of the securities purchased or sold for the Fund. In addition, QMA may, at any time, execute trades of securities of the same kind or class in one direction for an account and trade in the opposite direction or not trade for any other account, including the Fund, due to differences in investment strategy or client direction.
The fees charged to advisory clients by QMA may differ depending upon a number of factors including, but not limited to, the particular strategy, the size of a portfolio being managed, the relationship with the client, the origination and service requirements and the asset class involved. Fees may also differ based on account type (e.g., commingled accounts, trust accounts, insurance company separate accounts, and corporate, bank or trust-owned life insurance products). Fees are negotiable so one client with similar investment objectives or goals may be paying a higher fee than another client. Fees paid by certain clients may also be higher due to performance based fees which increase based on the performance of a portfolio above an established benchmark. Also, large clients generate more revenue for QMA than do smaller accounts. A portfolio manager may be faced with a conflict of interest when allocating scarce investment opportunities given the benefit to QMA of favoring accounts that pay a higher fee or generate more income for QMA. To address this conflict of interest, QMA has adopted an Allocation Policy as well as supervisory procedures that attempt to fairly allocate investment opportunities among competing client accounts.
Conflicts of interest may also arise regarding proxy voting. A committee of senior business representatives together with relevant regulatory personnel oversees the proxy voting process and monitors potential conflicts of interest relating to proxy voting.

Series	Compensation Structure and Methods/Material Conflicts of Interest
In addition, portfolio managers may advise proprietary accounts, affiliates' accounts, and the general account of The Prudential Insurance Company of America ("Prudential's General Account," and together with QMA's proprietary accounts and affiliates' accounts, the "Affiliated Accounts"). QMA portfolio managers may have a financial interest in the accounts they advise, either directly or indirectly. To address potential conflicts of interest, QMA has procedures, including supervisory review procedures, designed to ensure that, including to the extent that client accounts are managed differently from the Affiliated Accounts, each of the client accounts including the Fund, and each Affiliated Account, is managed in a manner that is consistent with its investment objectives, investment strategies and restrictions, as well as with QMA's fiduciary obligations.
QMA follows Prudential Financial, Inc.'s policies on business ethics, personal securities trading by investment personnel, and information barriers and has adopted a code of ethics, allocation policies, supervisory procedures and conflicts of interest policies, among other policies and procedures, which are designed to ensure that clients are not harmed by these potential or actual conflicts of interests; however, there is no guarantee that such procedures will detect and ensure avoidance or disclosure of each and every situation in which a conflict may arise.

C. Portfolio Manager Securities Ownership. The table below identifies, for each portfolio manager, ownership of Series' securities by that portfolio manager.

Series	Portfolio Manager(s)	Ownership of Securities
Jennison Global Growth Fund	Daniel J. Duane Michelle I. Picker	$100,001-$500,000 $10,001-$50,000

Strategic Partners International Value Fund	Josef Lakonishok Robert Vishny Menno Vermuelen William V. Fries Wendy Trevisani	None None None None None

Dryden International Equity Fund	John Van Belle Margaret S. Stumpp Ted Lockwood Peter Xu Betty Tong	None None $100,001-$500,000 None $10,001-$50,000

Principal Underwriter, Distributor and Rule 12b-1 Plans

Prudential Investment Management Services LLC (PIMS or the Distributor), 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102, acts as the distributor of the shares of the Series. See "How the Series is Managed-Distributor" in the Prospectus. PIMS is a subsidiary of Prudential.

Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively the Plans) adopted by the Fund on behalf of each Series pursuant to Rule 12b-1 under the 1940 Act and a distribution agreement (the Distribution Agreement), the Distributor incurs the expenses of distributing the Series' Class A, Class B and Class C shares. PIMS serves as the Distributor of the Class Z shares and incurs the expenses of distributing the Series' Class Z shares under the Distribution Agreement with the Fund, none of which are reimbursed by or paid for by any Series. See "How the Series is Managed-Distributor" in each Series' Prospectus.

Each Series' Class A Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class A shares of such Series may be used to pay for personal service and the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares of such Series. The Global Growth Series' Class B Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class B shares of such Series may be paid as a service fee and (2) .50 of 1% (not including the service fee) per annum of such Series' average daily net assets up to the level of average daily net assets as of February 26, 1986, plus .75 of 1% of the average daily net assets of the Class B shares of such Series in excess of such level may be used as compensation for distribution-related expenses with respect to the Class B shares of such Series. The International Value Series' Class B Plan and the International Equity Series' Class B Plan each provides that (1) up to .25 of 1% of the average daily net assets of the Class B shares of such Series may be paid as a service fee and (2) .75 of 1% (not including the service fee) per annum of such Series' average daily net assets may be used as compensation for distribution-related expenses with respect to the Class B shares (asset-based sales charge). Each Series' Class C Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class C shares of such Series may be paid as a service fee and (2) .75 of 1% (not including the service fee) per annum of such Series' average daily net assets may be used as compensation for distribution-related expenses with respect to the Class C shares (asset-based sales charge).

Under its Plans, each Series is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Series' will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board, including a majority vote of Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the Class A, Class B or Class C Plan or in any agreement related to the Plans (the Rule 12b-1 Directors), cast in person at a meeting called for the purpose of voting on such continuance. The Plans may each be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class of the Series to which such Plan relates. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Board in the manner described above. Each Plan will automatically terminate in the event of its assignment. A Series will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

Pursuant to each Plan, the Board will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of a Series by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.

Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act of 1933, as amended.

The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis dealers in consideration for the distribution, marketing, administrative and other services and activities provided by dealers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.

Global Growth Series

Class A Plan. For the fiscal year ended October 31, 2005, PIMS received payments of $790,561 under the Class A Plan. These amounts were expended on commission credits to Wachovia Securities and Pruco Securities, LLC (Pruco), each of which is an affiliated broker-dealer, for payments of commissions and account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended October 31, 2005, PIMS also received approximately $67,000 in initial sales charges.

Class B Plan. For the fiscal year ended October 31, 2005, PIMS received payments of $445,634 from the Series under the Class B Plan and spent approximately $253,200, in distributing the Class B shares of the Series. It is estimated that of the latter amounts approximately $1,700 (.7%) was spent on printing and mailing of prospectuses to other than current shareholders; $71,100 (28.1%) on compensation to Pruco for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses incurred by it for distribution of Class B shares; and approximately $180,400 (71.2%) in the aggregate on (1) payments of commissions and account servicing fees to its financial advisers $146,700 (57.1%) and (2) an allocation on account of overhead and other branch office distribution expenses $33,700 (13.3%). The term "overhead and other branch office distribution related expenses" represents (1) the expenses of operating Pruco's and Wachovia Securities' branch offices in connection with the sale of Series shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (2) the costs of client sales seminars, (3) expenses of mutual fund sales coordinators to promote the sale of Series shares and (4) other incidental expenses relating to branch promotion of Series sales.

The Distributor also receives the proceeds of contingent deferred sales charges (CDSC) paid by holders of Class B shares upon certain redemptions of Class B shares. For the fiscal year ended October 31, 2005, PIMS received approximately $86,000, in CDSC charges.

Class C Plan. For the fiscal year ended October 31, 2005, PIMS received payments of $141,301 from the Series under the Class C Plan and spent approximately $94,000 in distributing the Class C shares of the Series. It is estimated that of the latter amounts approximately $600 (.7%) was spent on printing and mailing of prospectuses to other than current shareholders; $600 (.7%) on compensation to Pruco for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses incurred by it for distribution of

Class C shares; and approximately $92,800 (98.6%) in the aggregate on (1) payments of commissions and account servicing fees to its financial advisers $86,000 (91.5%) and (2) an allocation on account of overhead and other branch office distribution expenses $6,800 (7.1%).

The Distributor also receives the proceeds of CDSCs paid by investors upon certain redemptions of Class C shares. For the fiscal year ended October 31, 2005, PIMS received CDSCs of approximately $900.

International Value Series

Class A Plan. For the fiscal year ended October 31, 2005, PIMS received payments of $149,348 under the Class A Plan. These amounts were expended on commission credits to Wachovia Securites and Pruco for payments of commissions and account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended October 31, 2005, PIMS also received approximately $49,100 in initial sales charges.

Class B Plan. For the fiscal year ended October 31, 2005, PIMS received payments of $230,916 from the Series under the Class B Plan and spent approximately, $95,800 in distributing the Class B shares of the Series. It is estimated that of the latter amounts approximately $2,200 (2.3%) was spent on printing and mailing of prospectuses to other than current shareholders; $16,900 (17.7%) on compensation to Pruco for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses incurred by it for distribution of Class B shares; and $76,700 (80.0%) in the aggregate on (1) payments of commissions and account servicing fees to its financial advisers $57,300 (59.8%) and (2) an allocation on account of overhead and other branch office distribution-related expenses $19,400 (20.2%). The term "overhead and other branch office distribution-related expenses" represents (1) the expenses of operating Pruco's and Wachovia Securities' branch offices in connection with the sale of Series shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (2) the costs of client sales seminars, (3) expenses of mutual fund sales coordinators to promote the sale of Series shares and (4) other incidental expenses relating to branch promotion of Series sales.

The Distributor also receives the proceeds of CDSCs paid by holders of Class B shares upon certain redemptions of Class B shares. For the fiscal year ended October 31, 2005, PIMS received approximately $31,000 in CDSCs.

Class C Plan. For the fiscal year ended October 31, 2005, PIMS received payments of $132,934 from the Series under the Class C Plan and spent approximately $120,600 in distributing the Class C shares of the Series. It is estimated that of the latter amounts approximately $100 (0.1%) was spent on printing and mailing of prospectuses to other than current shareholders; $400 (0.3%) on compensation to Pruco for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses incurred by it for distribution of Class C shares; and $120,100 (99.6%) in the aggregate on (1) payments of commissions and account servicing fees to its financial advisers $113,800 (94.4%) and (2) an allocation on account of overhead and other branch office distribution expenses $6,300 (5.2%).

The Distributor also receives the proceeds of CDSCs paid by investors upon certain redemptions of Class C shares. For the fiscal year ended October 31, 2005, PIMS received CDSCs of approximately $1,900.

International Equity Series

Class A Plan. For the fiscal year ended October 31, 2005, PIMS received payments of $75,442 under the Class A. Plan. These amounts were expended on commission credits to Wachovia Securities and Pruco for payments of commissions and account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended October 31, 2005, PIMS also received approximately $76,200 in initial sales charges.

Class B Plan. For the fiscal year ended October 31, 2005, PIMS received payments of $441,595 from the Series under the Class B Plan and spent approximately, $187,500 in distributing the Class B shares of the Series. It is estimated that of the latter amount approximately $1,800 (1.0%) was spent on printing and mailing of prospectuses to other than current shareholders; $42,100 (22.4%) on compensation to Pruco for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses incurred by it for distribution of Class B shares; and $143,600 (76.6%) in the aggregate on (1) payments of commissions and account servicing fees to its financial advisers $110,100 (58.7%) and (2) an allocation on account of overhead and other branch office distribution-related expenses $33,500 (17.9%). The term "overhead and other branch office distribution-related expenses" represents (1) the expenses of operating Pruco's and Wachovia Securities' branch offices in connection with the sale of Series shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (2) the costs of client sales seminars, (3) expenses of mutual fund sales coordinators to promote the sale of Series shares and (4) other incidental expenses relating to branch promotion of Series sales.

The Distributor also receives the proceeds of CDSCs paid by holders of Class B shares upon certain redemptions of Class B shares. For the fiscal year ended October 31, 2005, PIMS received approximately $95,200 in CDSCs.

Class C Plan. For the fiscal year ended October 31, 2005, PIMS received payments of $136,996 from the Series under the Class C Plan and spent approximately $140,700 in distributing the Class C shares of the Series. It is estimated that of the latter amount approximately $600 (0.4%) was spent on printing and mailing of prospectuses to other than current shareholders; $300 (0.2%) on compensation to Pruco for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses incurred by it for distribution of Class C shares; and $139,800 (99.4%) in the aggregate on (1) payments of commissions and account servicing fees to its financial advisers $130,000 (92.4%) and (2) an allocation on account of overhead and other branch office distribution expenses $9,800 (7.0%).

The Distributor also receives the proceeds of CDSCs paid by investors upon certain redemptions of Class C shares. For the fiscal year ended October 31, 2005, PIMS received CDSCs of approximately $600.

For the fiscal year ended October 31, 2005, the Distributor also received approximately $0 in initial sales charges attributable to Class C shares.

In addition to distribution and service fees paid by each Series under the Class A, Class B and Class C plans, the Manager (or one of its affiliates) may make payments out of its own resources to Dealers and other persons which distribute shares of the Series (including Class Z shares). Such payments may be calculated by reference to the NAV of shares sold by such persons or otherwise.

NASD Maximum Sales Charge Rule. Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of a Series may not exceed .75 of 1% per class. The 6.25% limitation applies to a Series rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

Fee Waivers/Subsidies

PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. In addition, the Distributor has contractually agreed to waive a portion of its distribution and service (12b-1) fees for the Class A shares through February 28, 2007 as described in each Series' prospectus. Fee waivers and subsidies will increase the Fund's total return. In addition, PI has agreed to voluntarily reimburse and/or waive fees for certain Series through February 28, 2007 so that the Series operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees and extraordinary expenses, do not exceed specified percentages of the Series' average net assets as follows: International Equity Series - 1.25%; International Value Series - 1.36%.

Payments to Financial Services Firms

As described in each Series' Prospectus, the Manager, Distributor or their affiliates have entered into revenue sharing or other similar arrangements with financial services firms, including affiliates of the Manager. These revenue sharing arrangements are intended to promote the sale of Fund shares or to compensate the financial services firms for marketing or marketing support activities in connection with the sale of Fund shares.

The list below includes the names of the firms (or their affiliated broker/dealers) that the Distributor anticipates, as of September 30, 2005, will receive revenue sharing payments of more than $10,0000 in calendar year 2005 for marketing and product support of the Fund and other JennisonDryden and/or Strategic Partners funds as described above.

Linsco Private Ledger

Securities America

UBS Financial Services

Smith Barney

Morgan Stanley

Merrill Lynch

Wachovia

Bisys

MidAtlantic Capital Corp.

Nationwide Financial Services

Wilmington Trust Co

Mellon HR Solutions

Stanton Trust Company

Other Service Providers

The Bank of New York (BNY), One Wall Street, New York, NY 10286 and PFPC Trust Company (PFPC), 400 Bellvue Parkway, Wilmington, DE 19809 (the Custodian or Custodians), serve as Custodians (BNY for Global Growth Series and International Equity Series and PFPC for International Value Series) for the Fund's portfolio securities and cash, and in that capacity maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for the Fund's foreign assets held outside the United States.

Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102, serves as the transfer and dividend disbursing agent of the Fund. PMFS is an affiliate of PI. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee per shareholder account, a new account set-up fee for each manually established account and a monthly inactive zero balance account fee per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs. For the fiscal year ended October 31, 2005, the Fund incurred fees of approximately $6,790,900 for the services of PMFS.

KPMG LLP, 345 Park Avenue, New York, NY 10154, serves as the Fund's independent registered public accounting firm and in that capacity audited the Fund's annual financial statements for the fiscal year ended October 31, 2005.

Code of Ethics

The Board has adopted a Code of Ethics. In addition, the Manager, Subadvisers and Distributor have each adopted a Code of Ethics (collectively, the Codes). The Codes apply to access persons (generally persons who have access to information about the Fund's investment program) and permit personnel subject to the Codes to invest in securities including securities that may be purchased or held by the Fund. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when the Fund is making such investments. The Codes are on public file with, and are available from, the Commission.

Description of Proxy Voting Policies and Recordkeeping Procedures

The Board has delegated to the Fund's investment manager, PI the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. The Fund authorizes the Manager to delegate, in whole or in part, its proxy voting authority to its investment advisers (Subadvisers) or third party vendors, consistent with the policies set forth below. The proxy voting process shall remain subject to the supervision of the Board, including any Committee thereof established for that purpose.

The Manager and the Board view the proxy voting process as a component of the investment process and, as such, seek to ensure that all proxy proposals are voted with the primary goal of seeking the optimal benefit for the Fund. Consistent with this goal, the Board views the proxy voting process as a means to encourage strong corporate governance practices and ethical conduct by corporate management. The Manager and the Board maintain a policy of seeking to protect the best interests of the Fund should a proxy issue potentially implicate a conflict of interest between the Fund and the Manager or its affiliates.

The Manager delegates to a Series' Subadvisers the responsibility for voting the Series' proxies. Each Subadviser is expected to identify and seek to obtain the optimal benefit for the Series it manages, and to adopt written policies that meet certain minimum standards, including that the policies be reasonably designed to protect the best interests of the Series and delineate procedures to be followed when a proxy vote presents a conflict between the interests of the Series and the interests of the Subadviser or its affiliates. The Manager expects that each Subadviser will notify the Manager at least annually of any such conflicts identified and confirm how the issue was resolved. In addition, the Manager expects that each Subadviser will deliver to the Manager, or its appointed vendor, information required for filing the Form N-PX with the Commission. Information regarding how each Series voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available on the internet at www.irrc.com/prudential and on the Commission's website at www.sec.gov.

A copy of the proxy voting policies or a summary of the proxy voting policies of the Series' Subadvisers is set forth in Appendix II of this SAI.

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Fund has adopted a policy pursuant to which the Fund and its Manager, sub-advisers, and principal underwriter are prohibited from directly or indirectly compensating a broker-dealer for promoting or selling Fund shares by directing brokerage transactions to that broker. The Fund has adopted procedures for the purpose of deterring and detecting any violations of the policy. The policy permits the Fund, the Manager, and the sub-advisers to use selling brokers to execute transactions in portfolio securities so long as the selection of such selling brokers is the result of a decision that executing such transactions is in the best interest of the Fund and is not influenced by considerations about the sale of Fund shares.

The Manager is responsible for decisions to buy and sell securities, options and futures contracts for the Series, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities, options or futures on a national securities exchange or board of trade are effected through brokers or futures commission merchants who charge a negotiated commission for their services; on foreign securities exchanges, commissions may be fixed. The term "Manager" as used in this section includes the Subadvisers.

In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's commission or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. The Series will not deal with Wachovia Securities or any affiliate in any transaction in which Wachovia Securities or any affiliate acts as principal. Thus, they will not deal in over-the-counter securities with Wachovia Securities acting as market maker, and they will not execute a negotiated trade with Wachovia Securities if execution involves Wachovia Securities' acting as principal with respect to any part of a Series' order.

Portfolio securities may not be purchased from any underwriting or selling syndicate of which Wachovia Securities (or any affiliate), during the existence of the syndicate, is a principal underwriter (as defined in the 1940 Act), except in accordance with rules of the Commission. This limitation, in the opinion of each Series, will not significantly affect the Series' ability to pursue its present investment objective. However, in the future, in other circumstances, a Series may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

In placing orders for portfolio securities of the Series, the Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Manager will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances. While the Manager generally seeks reasonably competitive spreads or commissions, the Series will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the Manager will consider research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of the Series, the Manager or its clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Series may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than those of the Series, and the services furnished by such brokers, dealers or futures commission merchants may be used by the Manager in providing investment management for the Series. Commission rates are established pursuant to negotiations with the broker, dealer or futures commission merchant based on the quality and quantity of execution services provided by the broker, dealer or futures commission merchant in the light of generally prevailing rates. The Manager is authorized to pay higher commissions on brokerage transactions for the Series to brokers, dealers or futures commission merchants other than Wachovia Securities in order to secure research and investment services described above, subject to review by the Board from time to time as to the extent and continuation of this practice. The allocation of orders among brokers, dealers and futures commission merchants and the commission rates paid are reviewed periodically by the Board.

Subject to the above considerations, Wachovia Securities may act as a broker or futures commission merchant for the Fund. In order for Wachovia Securities (or any affiliate) to effect any portfolio transactions for the Series, the commissions, fees or other remuneration received by Wachovia Securities (or any affiliate) must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers or futures commission merchants in connection with comparable transactions involving similar securities or futures being purchased or sold on a securities exchange or board of trade during a comparable period of time. This standard would allow Wachovia Securities (or any affiliate) to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board, including a majority of the noninterested directors, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to the affiliated broker are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934 (as amended), Wachovia Securities may not retain compensation for effecting transactions on a national securities exchange for the Series unless the

Series has expressly authorized the retention of such compensation. Wachovia Securities must furnish to each Series at least annually a statement setting forth the total amount of all compensation retained by Wachovia Securities from transactions effected for such Series during the applicable period. Brokerage transactions with Wachovia Securities (or any affiliate) are also subject to such fiduciary standards as may be imposed upon Wachovia Securities (or such affiliate) by applicable law.

The table presented below shows certain information regarding the payment of commissions by Global Growth Series, including the amount of such commissions paid to Wachovia Securities, an affiliated broker, for the three year period ended October 31, 2005, 2004 and 2003.

	Fiscal Years Ended October 31,
	2005	2004	2003
Total brokerage commissions paid by the Series	$738,846	$1,765,718	$971,539
Total brokerage commissions paid to Wachovia Securities	$603	$300	$0
Percentage of total brokerage commissions paid to Wachovia Securities	0.08%	0.02%	0%
Percentage of total dollar amount of transactions involving commissions that were effected through Wachovia Securities	0.08%	0.02%	0%

The table presented below shows certain information regarding the payment of commissions by International Value Series, including the amount of such commissions paid to Wachovia Securities and J. & E. Davy, both of which are affiliated brokers, for the three year period ended October 31, 2005, 2004 and 2003.

	Fiscal Years Ended October 31,
	2005	2004	2003
Total brokerage commissions paid by the Series	$581,633	$236,944	$213,325
Total brokerage commissions paid to Wachovia Securities	0	$0	$0
Percentage of total brokerage commissions paid to Wachovia Securities	0%	0%	0%
Percentage of total dollar amount of transactions involving commissions that were effected through Wachovia Securities	0%	0%	0%
Total brokerage commissions paid to J. & E. Davy	$2,375	$0	$0
Percentage of total brokerage commissions paid to J. & E. Davy	0.4%	0%	0%
Percentage of total dollar amounts of transactions involving commissions that were effected through J. & E. Davy	0.1%	0%	0%

The table presented below shows certain information regarding the payment of commissions by International Equity Series, including the amount of such commissions paid to Wachovia Securities, an affiliated broker, for the three-year period ended October 31, 2005, 2004 and 2003.

	Fiscal Periods Ended October 31
	2005	2004	2003
Total brokerage commissions paid by the Series	$60,130	$622,214	$507,403
Total brokerage commissions paid to Wachovia Securities	$0	$0	$0
Percentage of total brokerage commissions paid to Wachovia Securities	0%	0%	0%
Percentage of total dollar amount of transactions involving commissions that were effected through Wachovia Securities	0%	0%	0%

The Fund is required to disclose its holdings of securities of its regular brokers and dealers (as defined under Rule 10b-1 of the 1940 Act) and their parents during their most recent fiscal year. As of October  31, 2005, the Fund held securities of:

Broker Dealer	Value
Jennison Global Growth Fund
UBS AG	$7,852,475
Lehman Brothers Holdings, Inc.	$3,973,044
Strategic Partners International Value Fund
UBS AG	$5,403,195
Deutsche Bank AG	$2,190,776
BNP Paribas	$2,268,222

DISCLOSURE OF PORTFOLIO HOLDINGS

Each Series' portfolio holdings are made public, as required by law, in the Fund's annual and semi-annual reports. These reports are filed with the SEC and mailed to shareholders within 60 days after the end of the relevant period. In addition, as required by law, each Series' portfolio holdings as of fiscal quarter end are reported to the SEC and posted to the Fund's website within 60 days after the end of the Fund's first and third fiscal quarters. Each Series will provide a full list of its portfolio holdings as of the end of each month on its website within approximately 30 days after the end of the month. In addition, each Series may release its top ten holdings, sector and country breakdowns, and largest industries on a monthly basis, with the information as of a date 15 days prior to the release. Such information will be posted to the Fund's website within 15 days after the end of each month. These postings can be located at www.strategicpartners.com or at www.jennisondryden.com, and are available for at least six months from the date of their posting.

When authorized by the Fund's Chief Compliance Officer and an officer of the Fund, portfolio holdings information may be disseminated more frequently or at different periods than as described above to intermediaries that distribute the Series' shares, third-party providers of auditing, custody, proxy voting and other services for the Fund, rating and ranking organizations, and certain affiliated persons of the Fund, as described below. The procedures utilized to determine eligibility are set forth below:

Procedures for Release of Portfolio Holdings Information:

1.  A request for release of fund holdings shall be prepared setting forth a legitimate business purpose for such release which shall specify the Fund(s), the terms of such release, and frequency (e.g., level of detail staleness). Such request shall address whether there are any conflicts of interest between the Fund and the investment adviser, sub-adviser, principal underwriter or any affiliated person thereof and how such conflicts shall be dealt with to demonstrate that the disclosure is in the best interest of the shareholders of the Fund(s).

2.  The request shall be forwarded to PI's Product Development Group and to the Chief Compliance Officer of the Fund(s), or his delegate, for review and approval.

3.  A confidentiality agreement in the form approved by an officer of the Fund(s) must be executed with the recipient of the fund holdings information.

4  An officer of the Fund(s) shall approve the release agreement. Copies of the release and agreement shall be sent to PI's law department.

5.  Written notification of the approval shall be sent by such officer to PI's Fund Administration Department to arrange the release of fund holdings information.

6.  PI's Fund Administration Department shall arrange for the release of fund holdings information by the Custodian Banks.

As of the date of this SAI, the Series will provide:

1.  Traditional External Recipients/Vendors

•  Full holdings on a daily basis to Investor Responsibility Research Center (IRRC), Institutional Shareholder Services (ISS) and Automatic Data Processing, Inc. (ADP) (proxy voting agents) at the end of each day;

•  Full holdings on a daily basis to the Series' Subadviser(s), Custodian, Sub-Custodian (if any) and Accounting Agents at the end of each day. When a Series has more than one Subadviser, each Subadviser receives holdings information only with respect to the "sleeve" or segment of the Series for which the Subadviser has responsibility.

•  Full holdings to KPMG LLP, the Fund's independent registered public accounting firm as soon as practicable following the Fund's fiscal year-end or on an as-needed basis; and

•  Full holdings to financial printers as soon as practicable following the end of the Fund's quarterly, semi and annual period-ends.

2.  Analytical Service Providers

•  All Series trades on a quarterly basis to Abel/Noser Corp. (an agency-only broker and transaction cost analysis company) as soon as practicable following the Fund's fiscal quarter-end;

•  Full holdings on a daily basis to FT Interactive Data (a fair value information service) at the end of each day;

•  Full holdings on a daily basis to FactSet and Lipper, Inc. (investment research providers) on a daily and monthly basis, respectively;

In each case, the information disclosed must be for a legitimate business purpose and is subject to a confidentiality agreement intended to prohibit the recipient from trading on or further disseminating such information (except for legitimate business purposes). Such arrangements will be monitored on an ongoing basis and will be reviewed by the Fund's Chief Compliance Officer and PI's Law Department on an annual basis.

In addition, certain authorized employees of PI receive portfolio holdings information on a quarterly, monthly or daily basis or upon request, in order to perform their business functions. All PI employees are subject to the requirements of the personal securities trading policy of Prudential Financial, Inc., which prohibits employees from trading on, or further disseminating confidential information, including portfolio holdings information.

The Board has approved PI's Policy for the Dissemination of Portfolio Holdings. The Board shall, on a quarterly basis, receive a report from PI detailing the recipients of the portfolio holdings information and the reason for such disclosure. The Board has delegated oversight over the Fund's disclosure of portfolio holdings to the Chief Compliance Officer.

There can be no assurance that the Fund's policies and procedures on portfolio holdings information will protect the Fund from the potential misuse of such information by individuals or entities that come into possession of the information.

CAPITAL STOCK AND ORGANIZATION

The Fund is authorized to issue 1.5 billion shares of common stock, $.01 per share which are currently divided into three portfolios or series, Global Growth Series, International Value Series, and International Equity Series, each of which consists of 500 million authorized shares. The shares of each series are divided into four classes, designated as Class A, Class B, Class C and Class Z shares. Each class of shares represents an interest in the same assets of each Series and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) only Class B shares have a conversion feature and (5) Class Z shares are offered exclusively for sale to a limited group of investors. See "How the Series is Managed-Distributor" in each Series' Prospectus.

Shares of a Series, when issued against payment in full therefore, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances. Each share of each class is equal as to earnings, assets and voting privileges, except as noted above, and each class of shares (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of a Series is entitled to its portion of all of the Series' assets after all debt and expenses of the Series have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A and Class Z shareholders, whose shares are not subject to any distribution and/or service fees.

The Fund does not intend to hold annual meetings of shareholders unless otherwise required by law. The Fund will not be required to hold meetings of shareholders unless, for example, the election of Directors is required to be acted on by shareholders under the 1940 Act.

The Articles of Incorporation further provide that no Director, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Director, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. It also provides that all third parties shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Articles of Incorporation permit the Directors to provide for the indemnification of Directors, officers, employees or agents of the Fund against all liability in connection with the affairs of the Fund.

The Fund shall continue without limitation of time subject to the provisions in the Articles of Incorporation concerning termination by action of the shareholders or by the Directors by written notice to the shareholders.

Pursuant to the Articles of Incorporation, the Directors may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and NAV procedures) with such preferences, privileges, limitations and voting and dividend rights as the Directors may determine. All consideration received by the Fund for shares of any additional series, and all assets in which such consideration is invested, would belong to that series (subject only to the rights of creditors of that series) and would be subject to the liabilities related thereto. Pursuant to the 1940 Act, shareholders of any additional series of shares would normally have to approve the adoption of any advisory contract relating to such series and of any changes in the investment policies related thereto. The Directors have no intention of authorizing additional series at the present time.

The Directors have the power to alter the number and the terms of office of the Directors and they may at any time lengthen their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Directors have been elected by the shareholders of the Fund. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Directors being selected, while the holders of the remaining shares would be unable to elect any Directors.

PURCHASE, REDEMPTION AND PRICING OF SERIES SHARES

Shares of a Series may be purchased at a price equal to the next determined NAV per share plus a sales charge which, at the election of the investor, may be imposed either (1) at the time of purchase (Class A shares and Class C shares) or (2) on a deferred basis (Class B and Class C shares or Class A shares in certain circumstances). Class Z shares of the Series are offered to a limited group of investors at net asset value without any sales charges. See "How to Buy, Sell and Exchange Shares of the Series-How to Buy Shares" in the Prospectus.

Each class represents an interest in the same assets of such Series and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charge or distribution and/or service fee), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangements and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) only Class B shares have a conversion feature and (5) Class Z shares are offered exclusively for sale to a limited group of investors.

Purchase by Wire. For an initial purchase of shares of the Series by wire, you must complete an application and telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, series and class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given to you to your bank to transfer funds by wire to the Series' Custodian, as directed to you by PMFS, specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are investing (Class A, Class B, Class C or Class Z shares).

If you arrange for receipt by the Custodian of federal funds prior to the calculation of NAV (4:00 p.m. New York time), on a business day, you may purchase shares of a Series on that day. See "Net Asset Value."

In making a subsequent purchase order by wire, you should wire the Custodian directly and should be sure that the wire specifies Prudential World Fund, Inc., Global Growth Series, International Value Series or International Equity Series, Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.

Issuance of Fund Shares for Securities

Transactions involving the issuance of Series shares for securities (rather than cash) will be limited to (1) reorganizations, (2) statutory mergers, or (3) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the Series, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) is approved by a Series' investment adviser.

Specimen Price Make-Up

Under the current distribution arrangements between the Fund and the Distributor, Class A shares are sold at a maximum initial sales charge of 5.50%*, Class B shares*, Class C shares* and Class Z shares are sold at NAV. Using each Series' NAV at October 31, 2005, the maximum offering price of the Series' shares is as follows:

Class A	Global Growth Series	International Value Series	International Equity Series
NAV and redemption price per Class A share	$15.92	$21.88	$6.84
Maximum initial sales charge (5.50% of offering price)	$.93	$1.27	$.40
Maximum offering price to public	$16.85	$23.15	$7.24
Class B
NAV, offering price and redemption price per Class B share*	$14.35	$21.19	$6.59
Class C
Net asset value, offering price and redemption price per Class C share*	$14.23	$21.21	$6.59
Class Z
NAV, offering price and redemption price per Class Z share	$16.17	$22.02	$6.90

  *  Class B and Class C shares are subject to a contingent deferred sales charge (CDSC) on certain redemptions. Class A shares may, in certain circumstances, be subject to a CDSC on certain redemptions. See "How to Buy, Sell and Exchange Shares of the Series-How to Sell Your Shares-Contingent Deferred Sales Charges" in each Series' Prospectus.

Selecting a Purchase Alternative

The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to each Series:

If you intend to hold your investment in a Series for less than 6 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to an initial sales charge of 5.50% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

If you qualify for a reduced sales charge on Class A shares, you may benefit by purchasing Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. See the section of the applicable Prospectus titled "Reducing or Waiving Class A's Initial Sales Charge". However, unlike Class B shares or Class C shares you would not have all of your money invested initially because the initial sales charge on Class A shares is deducted at the time of purchase.

Class B and Class C Shares

The offering price of Class B shares is the NAV next determined following receipt of an order by the Transfer Agent, your dealer or the Distributor. Redemptions of Class B and Class C shares may be subject to a CDSC. See "Contingent Deferred Sales Charges."

The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to dealers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of the Series to sell Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee. See "How the Series is Managed-Distributor" in each Series' Prospectus. In connection with the sale of Class C shares, the Distributor will pay, from its own resources, dealers, financial advisers and other persons which distribute Class C shares a sales commission of up to 1% of the purchase price at the time of the sale.

Class Z Shares

Class Z shares of each Series currently are available for purchase by the following categories of investors:

•  Benefit Plans, provided such Benefit Plans (in combination with other plans sponsored by the same employer or group of related employers) have at least $50 million in defined contribution assets;

•  participants in any fee-based program sponsored by an affiliate of the Distributor which includes mutual funds as investment options and for which the Series is an available option;

•  certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the JennisonDryden or Strategic Partners mutual funds complex are an available investment option;

•  Benefit Plans for which an affiliate of the Distributor provides administrative or recordkeeping services and as of September  20, 1996, (1) were Class Z shareholders of the Prudential mutual funds or (2) executed a letter of intent to purchase Class Z shares of the JennisonDryden or Strategic Partners mutual funds;

•  current and former Directors/Trustees of the JennisonDryden or Strategic Partners mutual funds complex (including the Fund);

•  employees of Prudential and/or Wachovia Securities who participate in a Prudential-sponsored employee saving plan; and

•  Prudential with an investment of $10 million or more.

In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay dealers, financial advisers and other persons that distribute shares a finder's fee, from its own resources, based on appreciation of the NAV of shares sold by such persons.

Class Z shares of a Series may also be purchased by certain savings, retirement and deferred compensation plans, qualified or non-qualified under the Internal Revenue Code, provided that (1) the plan purchases shares of the Series pursuant to an investment management agreement with The Prudential Insurance Company of America or its affiliates, (2) the Series is an available investment option under the agreement and (3) the plan will participate in the PruArray and SmartPath Programs (benefit plan recordkeeping services) sponsored by PMFS. These plans include pension, profit-sharing, stock-bonus or other employee benefit plans under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 or 403(b)(7) of the Internal Revenue Code.

Sale of Shares

You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Transfer Agent. See "Net Asset Value" below. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charges" below. If you are redeeming your shares through a dealer, your dealer must receive your sell order before a Series computes its NAV for that day (that is, 4:00 p.m. New York Time) in order to receive that day's NAV. Your dealer will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of a Series.

If you hold shares of a Series through Wachovia Securities, you must redeem your shares through Wachovia Securities. Please contact your Wachovia Securities financial adviser.

If you hold shares in non-certificate form, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates must be received by the Transfer Agent, the Distributor or your dealer in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 8149, Philadelphia, PA 19176, to the Distributor or to your dealer.

Payment for redemption of recently purchased shares will be delayed until the Series or its Transfer Agent has been advised that the purchase check has been honored, which may take up to 10 calendar days from the time of receipt of the purchase check by the Transfer Agent. Such delay may be avoided by purchasing shares by wire or by certified or cashier's check.

Expedited Redemption Privilege. By electing the Expedited Redemption Privilege, you may arrange to have redemption proceeds sent to your bank account. The Expedited Redemption Privilege may be used to redeem shares in an amount of $200 or more, except if an account for which an expedited redemption is requested has a NAV of less than $200, the entire account will be redeemed. Redemption proceeds in the amount of $1,000 or more will be remitted by wire to your bank account at a domestic commercial bank which is a member of the Federal Reserve system. Redemption proceeds of less than $1,000 will be mailed by check to your designated bank account. Any applicable CDSC will be deducted from the redemption proceeds. Expedited redemption requests may be made by telephone or letter, must be received by the Series prior to 4:00 p.m. New York Time, to receive a redemption amount based on that day's NAV and are subject to the terms and conditions as set forth in each Series' Prospectus regarding redemption of shares. For more information, see "How to Buy, Sell and Exchange Shares of the Series-Telephone Redemptions and Exchanges" in each Series' Prospectus. The Expedited Redemption Privilege may be modified or terminated at any time without notice. To receive further information, shareholders should contact Prudential Mutual Fund Services LLC at (800) 225-1852.

Signature Guarantee. If the proceeds of the redemption (1) exceed $100,000, (2) are to be paid to a person other than the record owner, (3) are to be sent to an address other than the address on the Transfer Agent's records, or (4) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request stock power must be signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution.

Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent, the Distributor or your dealer of the certificate and/or written request, except as indicated below. If you hold shares through Wachovia Securities, payment for shares presented for redemption will be credited to your account at your dealer, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (1) when the New York Stock Exchange (NYSE) is closed for other than customary weekends and holidays, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which disposal by the Series of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Series fairly to determine the value of its net assets, or (4) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.

Redemption in Kind. If the Directors determine that it would be detrimental to the best interests of the remaining shareholders of the Series to make payment wholly or partly in cash, the Series may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Series, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "Net Asset Value" below. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act, under which each Series is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Series during any 90-day period for any one shareholder.

Involuntary Redemption. In order to reduce expenses of each Series, the Fund may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a NAV of less than $500 due to a redemption. The Series will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.

90-Day Repurchase Privilege. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the same Series and account at the NAV next determined after the order is received, which must be within 90 days after the date of redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a PRO RATA basis.) You must notify the Transfer Agent either directly or through the Distributor of your dealer, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charges" below. Exercise of the repurchase privilege will generally not affect federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.

Contingent Deferred Sales Charges

Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a 1% CDSC.

Redemptions of Class B shares will be subject to a CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within one year of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class A, Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding 12 months, in the case of Class A shares (in certain cases), six years, in the case of Class B shares, and one year, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor. If you purchase or hold your shares through a broker, third party administrator or other authorized entity that maintains subaccount recordkeeping, any applicable CDSC that you will pay will be calculated and reported to PMFS by such broker, administrator or other authorized entity.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund.

The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

Year Since Purchase Payment Made	Contingent Deferred Sales Charge as a Percentage of Dollars Invested or Redemption Proceeds
First	5.0%
Second	4.0%
Third	3.0%
Fourth	2.0%
Fifth	1.0%
Sixth	1.0%
Seventh	None

In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Class A shares made during the preceding 12 months (in certain cases), six years for Class B shares and 12 months for Class C shares; then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

Waiver of Contingent Deferred Sales Charge-Class A Shares

Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%. The CDSC is waived for certain retirement or benefit plans affiliated with Prudential. For more information, call Prudential at (800) 353-2847.

Waiver of the Contingent Deferred Sales Charge-Class B Shares

The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person either individually or in joint tenancy at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

The Contingent Deferred Sales Charge (CDSC) will be waived in the case of a total or partial redemption in connection with certain distributions under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. For more information, call Prudential at (800) 353-2847.

For distributions from an IRA or 403(b) Custodial Account, the shareholder must submit a copy of the distribution form from the custodial firm indicating (1) the date of birth of the shareholder and (2) that the shareholder is over age 701/2. The distribution form must be signed by the shareholder.

Finally, the CDSC will be waived to the extent that the proceeds from shares redeemed are invested in JennisonDryden or Strategic Partners mutual funds, the Guaranteed Insulated Separate Account or units of The Stable Value Fund.

Systematic Withdrawal Plan

The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase, or for shares purchased prior to March 1, 1997, on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached. The systematic withdrawal plan is not available to participants in certain retirement plans. Please contact PMFS for more details.

In addition, the CDSC will be waived on redemptions of shares held by Directors of the Fund.

You must notify the Transfer Agent either directly or through your broker, at the time of redemption, that you are entitled to a waiver of the CDSC. The waiver will be granted subject to confirmation of your entitlement. In connection with these waivers, the Transfer Agent or your broker will require you to submit the supporting documentation set forth below.

Category of Waiver	Required Documentation
Death	A copy of the shareholder's death certificate or, in the case of a trust, a copy of the grantor's death certificate, plus a copy of the trust agreement identifying the grantor.

Disability-An individual will be considered disabled if he or she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration.	A copy of the Social Security Administration award letter or a letter from a physician on the physician's letterhead stating that the shareholder is permanently disabled. (In the case of a trust, a copy of the trust agreement identifying the grantor will be required as well). The letter must also indicate the date of disability.

Category of Waiver	Required Documentation
Distribution from an IRA or 403(b) Custodial Account	A copy of the distribution form from the custodial firm indicating (i) the date of birth of the shareholder and (ii) that the shareholder is over age 701/2 and is taking a normal distribution-signed by the shareholder.

Distribution from Retirement Plan	A letter signed by the plan administrator/Director indicating the reason for the distribution.

Excess Contributions	A letter from the shareholder (for an IRA) or the plan administrator/Director on company letterhead indicating the amount of the excess and whether or not taxes have been paid.

The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

Waiver of Contingent Deferred Sales Charges-Class C Shares

Benefit Plans. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

Automatic Conversion Feature-Class B Shares

Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative NAV without the imposition of any additional sales charge.

Since each Series tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) eligible to convert to Class A shares (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (1) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (2) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different NAVs per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (i.e., $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted.

For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year would not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased, if the shares are carried on the books of the broker-dealer and the broker-dealer provides subaccounting services to the Fund. Otherwise, the procedures utilized by PMFS, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.

The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (1) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (2) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

SHAREHOLDER INVESTMENT ACCOUNT

Upon the initial purchase of a Series' shares, a Shareholder Investment Account is established for each investor under which a record of the shares held is maintained by the Transfer Agent. If a stock certificate is desired, it must be requested in writing. Certificates are issued only for full shares and may be redeposited in the Shareholder Investment Account at any time. There is no charge to the investor for the issuance of a certificate. Each Series makes available to the shareholders the following privileges and plans.

Automatic Reinvestment of Dividends and/or Distributions

For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Series at the NAV per share at the close of business on the record date. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the dealer. Any shareholder who receives dividends or distributions in cash may subsequently reinvest any such dividend or distribution at NAV by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. The reinvestment will be made at the NAV per share next determined after receipt of the check by the Transfer Agent. Shares purchased with reinvested dividends and/or distribution will not be subject to any CDSC upon redemption.

Exchange Privilege

Each Series makes available to its shareholders the privilege of exchanging their shares of the Series for shares of certain other JennisonDryden or Strategic Partners mutual funds (the Exchange Privilege), including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other JennisonDryden or Strategic Partners mutual funds may also be exchanged for shares of a Series. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of JennisonDryden or Strategic Partners mutual funds, the Exchange Privilege is available for those funds eligible for investment in the particular program.

It is contemplated that the exchange privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.

In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, you may call the Series at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 a.m. and 8:00 p.m. New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Series nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order. The Exchange Privilege is available only in states where the exchange may legally be made.

If you hold shares through Wachovia Securities, you must exchange your shares by contacting your Wachovia Securities financial adviser.

If you hold certificates, the certificates must be returned in order for the shares to be exchanged. See "Purchase, Redemption and Pricing of Series Shares-Sale of Shares" above.

You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 8157, Philadelphia, PA 19176.

In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to PMFS at the address noted above.

Class A. Shareholders of a Series may exchange their Class A shares for Class A shares of Prudential Short-Term Corporate Bond Fund and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the Exchange Privilege only to acquire Class A shares of the Prudential mutual funds participating in the Exchange Privilege.

The following money market funds participate in the Class A Exchange Privilege:

Dryden Government Securities Trust
  (Money Market Series)

MoneyMart Assets, Inc. (Class A Shares)

Dryden Tax-Free Money Fund

Class B and Class C. Shareholders of a Series may exchange their Class B and Class C shares for Class B and Class C shares, respectively, of certain other Prudential mutual funds and shares of Special Money Market Fund, a money market fund. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the date of the initial purchase, rather than the date of the exchange.

Class B and Class C shares of a Series may also be exchanged for shares of an eligible money market fund without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into a Series, such shares may be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being exchanged first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into a Series from a money market fund during the month (and are held in a Series at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

At any time after acquiring shares of other funds participating in the Class B and Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B and Class C shares of a Series, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.

Class Z. Class Z shares may be exchanged for Class Z shares of other JennisonDryden Mutual Funds or Strategic Partners Funds.

Special Exchange Privilege. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV without the sales charge (see "Purchase, Redemption and Pricing of Series Shares-Reduction and Waiver of Initial Sales Charges-Class A Shares" above) and for shareholders who qualify to purchase Class Z shares (see "Purchase, Redemption and Pricing of Series Shares-Class Z Shares" above). Under this exchange privilege, amounts representing any Class B and Class C shares (which are not subject to a CDSC) held in such a shareholder's account who qualifies to purchase Class A shares of any JennisonDryden or Strategic Partners mutual fund at NAV (without the initial sales charge) will be exchanged for Class A shares on a quarterly basis, unless the shareholder elects otherwise. Similarly, shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the NAV above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Wachovia Securities, Pruco or another broker that they are eligible for this special exchange privilege. Effective June 16, 2003, the special exchange privilege that allows eligible Class B or Class C shareholders to exchange their shares for Class A shares will be discontinued.

Participants in any fee-based program for which a Series is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at NAV. Similarly, participants in Wachovia Securities' 401(k) Plan for which the Series' Class Z shares are an available option and who wish to transfer their Class Z shares out of the Wachovia Securities' 401(k) Plan following separation from service (i.e., voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at NAV.

Additional details about the exchange privilege and prospectuses for each of the JennisonDryden or Strategic Partners mutual funds are available from the Series' Transfer Agent, the Distributor or your broker. The exchange privilege may be modified, terminated or suspended on 60 days' notice, and any fund, including a Series, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

Dollar Cost Averaging

Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averaged around $24,728 at a private college and around $9,663 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, the cost of one year at a private college could reach $45,463 and over $17,765 at a public university in ten years.1

The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.2

Period of Monthly Investments:	$100,000	$150,000	$200,000	$250,000
25 Years	$105	$158	$210	$263
20 Years	170	255	340	424
15 Years	289	433	578	722
10 Years	547	820	1,093	1,366
5 Years	1,361	2,041	2,721	3,402

See "Automatic Investment Plan (AIP)."

1Source: The College Board Trends in College Pricing 2002. Average costs include tuition, fees, room and board for the 2002-2003 academic year.

2The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of a Series. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

Automatic Investment Plan (AIP)

Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of a Series by authorizing his or her bank account or brokerage account to be debited to invest specified dollar amounts in shares of such Series. The investor's bank must be a member of the Automatic Clearing House System.

Further information about this program and an application form can be obtained from the Transfer Agent, the Distributor or your broker.

Systematic Withdrawal Plan

A systematic withdrawal plan is available to shareholders through Wachovia Securities or the Transfer Agent. Such withdrawal plan provides for monthly, quarterly, semi-annual or annual redemptions in any amount, except as provided below, up to the value of the shares in the shareholder's account. Systematic withdrawals of Class B or Class C shares may be subject to a CDSC. See "How to Buy, Sell and Exchange Shares of the Series-How to Sell Your Shares-Contingent Deferred Sales Charges" in the Prospectus of each Series.

In the case of shares held through the Transfer Agent, (1) a $10,000 minimum account value applies, (2) systematic withdrawals may not be for less than $100 and (3) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at NAV on shares held under this plan. See "Shareholder Investment Account-Automatic Reinvestment of Dividends and/or Distributions" above.

The Transfer Agent, the Distributor or the shareholder's broker acts as an agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawals. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

Systematic withdrawals should not be considered as dividends, yield or income. If systematic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

Furthermore, each systematic withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, systematic withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charge applicable to (1) the purchase of Class A shares and (2) the redemption of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the systematic withdrawal plan, particularly if used in connection with a retirement plan. The systematic withdrawal plan is not available to participants in certain retirement plans. Please contact PMFS for more details.

Tax-Deferred Retirement Plans

Various tax-deferred retirement plans, including a 401(k) Plan, self-directed individual retirement accounts and "tax sheltered accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details are available from Wachovia Securities or the Transfer Agent.

Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

Tax-Deferred Retirement Accounts

Individual Retirement Accounts. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 35% federal income tax rate and shows how much more retirement income can accumulate within an IRA as opposed to a taxable investment account or a taxable personal savings account.

Tax-Deferred Compounding1

Years of Deferment	IRA	Taxable Account (35%)	Personal Savings (15%)
10 Years	$31,291	$29,235	$26,212
15 Years	58,649	52,856	46,091
20 Years	98,846	85,678	71,060
25 Years	157,909	131,283	103,232
30 Years	244,692	194,651	144,685

1The chart is for illustrative purposes only and does not represent the performance of a Series or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meet the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account. The chart assumes that all of the earnings in the taxable investment account are eligible for the current lower tax rate of 15% applicable to capital gains and qualified dividend income and that this lower rate (currently set to expire after 2008) is made permanent.

Mutual Fund Programs

From time to time, a Series may be included in a mutual fund program with other JennisonDryden or Strategic Partners mutual funds. Under such a program, a group of portfolios will be selected and thereafter promoted collectively. Typically, these programs are created with an investment theme, such as to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. A Series may waive or reduce its minimum initial investment requirements in connection with such a program.

The mutual funds in the program may be purchased individually or as a part of the program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their Wachovia Securities Financial Adviser or Prudential/Pruco Representative concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

NET ASSET VALUE

The price an investor pays for each share is based on the share value. Each Series' share value-known as the NAV-is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. Each Series will compute its NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. For purposes of computing the Fund's NAV, the Series will value its futures contracts generally 15 minutes after the close of regular trading on the NYSE. A Series may not compute its NAV on days on which no orders to purchase, sell or exchange shares of the Series have been received or on days on which changes in the value of the Series' portfolio securities do not materially affect its NAV. The NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

In accordance with procedures adopted by the Board, the value of investments listed on a securities exchange and Nasdaq National Market System securities (other than options on stock and stock indices) are valued at the last sale price on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, as provided by a pricing service or principal market marker. Securities included on the Nasdaq Market are valued at the Nasdaq Official Closing Price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price. Nasdaq Market Securities for which there was no NOCP or last sale price are valued at the mean between the last bid and asked prices on the day of valuation, or the last bid price in the absence of an asked price. Corporate bonds (other than convertible debt securities) and U.S. Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued on the basis of valuations provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by principal market makers. Options on stock and stock indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer, and forward currency exchange contracts are valued at the current cost of covering or offsetting such contacts. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Board.

Under the 1940 Act, the Board is responsible for determining in good faith the fair value of securities of a Series. Portfolio securities for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or Adviser (or Valuation Committee or Board) does not represent fair value (Fair Value Securities), are valued by the Valuation Committee or Board in consultation with the Adviser or Manager, including, as applicable, the portfolio managers, traders, research and credit analysts, and legal and compliance personnel, on the basis of the following factors: the nature of any restrictions on disposition of the securities; assessment of the general liquidity/illiquidity of the securities; the issuer's financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst, media or other reports or information deemed reliable by the Manager or Adviser regarding the issuer or the markets or industry in which it operates; other analytical data; consistency with valuation of similar securities held by other JennisonDryden or Strategic Partners mutual funds; and such other factors as may be determined by the Adviser, Manager, Board or Valuation Committee to materially affect the value of the security. Fair Value Securities may include, but are not limited to, the following: certain private placements and restricted securities that do not have an active trading market; securities whose trading has been suspended or for which market quotes are no longer available; debt securities that have recently gone into default and for which there is no current market; securities whose prices are stale; securities affected by significant events; and securities that the Adviser or Manager believes were priced incorrectly.

A "significant event" (which includes, but is not limited to, an extraordinary political or market event) is an event that the Adviser or Manager believes with a reasonably high degree of certainty has caused the closing market prices of a Series' portfolio securities to no longer reflect their value at the time of the Series' NAV calculation. On a day that the Manager may determine that one or more of the Series' portfolio securities constitute Fair Value Securities, the Manager may determine the fair value of these securities without the supervision of the Series' Valuation Committee or Board if the fair valuation of all such securities results in a change of less than $0.01 to the Series' NAV and the Manager presents these valuations to the Board for its ratification. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Board not to represent fair value. Short-term securities with remaining maturities of more than 60 days, for which market quotations are readily available are valued at their current market quotations as supplied by an independent pricing agent or more than one principal market maker (if available, otherwise a primary market maker).

Securities for which reliable market quotations are not available or for which the pricing agent or principal market maker does not provide a valuation or provides a valuation that, in the judgement of the Subadviser or Manager, does not present fair value, shall be valued in accordance with the following procedures: At the time of purchase, the duration of the security is to be determined. A Treasury issue (or similar security or index for which market quotes are readily available) (the "Proxy") of similar duration will then be selected to serve as a Proxy for the price movements of the security. The price of the security will fluctuate exactly as does the Proxy while maintaining the initial price spread constant. The duration of the security will be reviewed once a month by one or more of the portfolio managers, and at any other time that a portfolio manager believes that there may have been a material change in the duration of the security. Should the duration change, another security or index of similar duration will be chosen to serve as proxy, at which point the price spread will be determined. In addition, the validity of the pricing methodology will be monitored by (1) comparing the actual sales proceeds of the security to its price reported by the Series at the time of the sale and (2) periodically obtaining actual market quotes for the security.

TAXES, DIVIDENDS AND DISTRIBUTIONS

The following is a summary of certain tax considerations generally affecting each Series and its shareholders. This section is based on the Internal Revenue Code of 1986, as amended (the Code), published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. Please consult your own tax advisor concerning the consequences of investing in a Series in your particular circumstances under the Code and the laws of any other taxing jurisdiction.

Each Series generally will be treated as a separate corporation for federal income tax purposes, and thus the provisions of the Code generally will be applied to each Series separately. Net long-term and short-term capital gains, net income and operating expenses therefore will be determined separately for each Series.

Qualification as a Regulated Investment Company

Each Series has elected to be taxed as a regulated investment company under Subchapter M of the Code and intends to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. As a regulated investment company, a Series is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of the sum of its net investment income for the year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. For federal income tax purposes, Global Growth had a capital loss carryforward, as of October 31, 2005, of approximately $112,704,000 of which $6,860,500 expires in 2008, $2,610,000 expires in 2009 and $94,453,000 expires in 2010 and $8,780,500 expires in 2011. Approximately $32,108,500 of capital loss carryforward was used to offset net taxable gains realized in the fiscal year ended October 31, 2005. Accordingly, no capital gains distributions is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. International Value had a capital loss carryforward as of October 31, 2005 of approximately $15,418,000, of which $3,326,000 expires in 2010, 9,597,000 expires in 2011, $2,495,000 expires in 2012. Approximately $62,178,000 of the Series' capital loss carryforward was used to offset net taxable gains realized in the fiscal year ended October 31, 2005. International Equity had a capital loss carryforward as of October 31, 2005 of approximately $168,425,000 of which $107,822,000 expires in 2009, $49,177,000 expires in 2010, $11,426,000 expires in 2011. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward.

In addition to satisfying the Distribution Requirement, each Series must derive at least 90% of its gross income from dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

Each Series must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Series' taxable year, (1) 50% or more of the value of the Series' assets must be represented by cash, United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Series' assets and 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Series' assets may be invested in securities of (a) any one issuer (other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which the Series controls and which are engaged in the same, similar or related trades or businesses or (b) in the securities of one or more "qualified publicly traded partnerships" (as such term is defined in the Code).

If for any year a Series does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. Such distributions will generally be taxable to the shareholders as qualified dividend income, as discussed below, and generally will be eligible for the dividends received deduction in the case of corporate shareholders.

Excise Tax on Regulated Investment Companies

A 4% non-deductible excise tax is imposed on a regulated investment company to the extent that it distributes income in such a way that it is taxable to shareholders in a calendar year other than the calendar year in which the Series earned the income. Specifically, the excise tax will be imposed if a Series fails to distribute in each calendar year an amount equal to 98% of qualified dividend income and ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed otherwise retained amounts if it is subject to income tax on those amounts for any taxable year ending in such calendar year.

Each Series intends to make sufficient distributions or deemed distributions of its qualified dividend income, ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for this excise tax. However, investors should note that a Series may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Series Investments

Each Series may make investments or engage in transactions that affect the character, amount and timing of gains or losses realized by the Series. Each Series may make investments that produce income that is not matched by a corresponding cash receipt by the Series. Any such income would be treated as income earned by the Series and therefore would be subject to the distribution requirements of the Code. Such investments may require a Series to borrow money or dispose of other securities in order to comply with those requirements. Each Series may also make investments that prevent or defer the recognition of losses or the deduction of expenses. These investments may likewise require a Series to borrow money or dispose of other securities in order to comply with the distribution requirements of the Code. Additionally, each Series may make investments that result in the recognition of ordinary income rather than capital gain, or that prevent the Series from accruing a long-term holding period. These investments may prevent a Series from making capital gain distributions as described below. Each Series intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it makes any such investments in order to mitigate the effect of these rules.

Each Series invests in equity securities of foreign issuers. If a Series purchases shares in certain foreign corporations (referred to as passive foreign investment companies (PFICs) under the Code), the Series may be subject to federal income tax on a portion of any "excess distribution" from such foreign corporation, including any gain from the disposition of such shares, even if such income is distributed by the Series to its shareholders. In addition, certain interest charges may be imposed on a Series as a result of such distributions. If a Series were to invest in an eligible PFIC and elected to treat the PFIC as a qualified electing Series (a QEF), in lieu of the foregoing requirements, the Series would be required to include each year in its income and distribute to shareholders in accordance with the distribution requirements of the Code, a pro rata portion of the QEF's ordinary earnings and net capital gain, whether or not distributed by the QEF to the Series. Alternatively, each Series generally will be permitted to "mark to market" any shares it holds in a PFIC. If a Series made such an election, the Series would be required to include in income each year and distribute to shareholders in accordance with the distribution requirements of the Code, an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock at that time. The Series would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included by the Series for prior taxable years. The Series will make appropriate basis adjustments in the PFIC stock to take into account the mark-to-market amounts.

Notwithstanding any election made by a Series, dividends attributable to distributions from a foreign corporation will not be eligible for the special tax rates applicable to qualified dividend income if the foreign corporation is a PFIC either in the taxable year of the distribution or the preceding taxable year, but instead will be taxable at rates applicable to ordinary income.

Series Distributions

Each Series anticipates distributing substantially all of its net investment income for each taxable year. Dividends of net investment income paid to a noncorporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by a Series will generally be limited to the aggregate of the eligible dividends received by the Series. In addition, a Series must meet certain holding period requirements with respect to the shares on which the Series received the eligible dividends, and the noncorporate U.S. shareholder must meet certain holding period requirements with respect to the Series shares. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. Dividends paid by a Series with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of dividends received by the Series from certain domestic corporations for the taxable year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year, including the portion of dividends paid that qualify for the reduced tax rate.

Ordinarily, shareholders are required to take taxable distributions by a Series into account in the year in which the distributions are made. However, for federal income tax purposes, dividends that are declared by a Series in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.

A Series may either retain or distribute to shareholders its net capital gain for each taxable year. Each Series currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend", it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Series prior to the date on which the shareholder acquired its shares. Capital gain of a noncorporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the Series for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

Conversely, if a Series elects to retain its net capital gain, the Series will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. In such a case, it is expected that the Series also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Series on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Distributions by a Series that do not constitute qualified dividend income, ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares; any excess will be treated as gain from the sale of its shares, as discussed below.

Distributions by a Series will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Series (or of another Series). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, prospective investors in a Series should be aware that distributions from the Series will, all other things being equal, have the effect of reducing the NAV of the Series' shares by the amount of the distribution. If the NAV is reduced below a shareholder's cost, the distribution will nonetheless be taxable as described above, even if the distribution effectively represents a return of invested capital. Investors should consider the tax implications of buying shares just prior to a distribution, when the price of shares may reflect the amount of the forthcoming distribution.

Sale or Redemption of Shares

A shareholder will recognize gain or loss on the sale or redemption of shares in a Series in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder acquires other shares of the Series within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of the Series. Additionally, if a shareholder disposes of shares of a Series within 90 days following their acquisition, and the shareholder subsequently re-acquires shares of the Series pursuant to a reinvestment right received upon the purchase of the original shares, any load charge (i.e., sales or additional charge) incurred upon the acquisition of the original shares will not be taken into account as part of the shareholder's basis for computing profit or loss upon the sale of the shares.

In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Series will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares. Capital gain of a noncorporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the shareholder for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

Backup Withholding

Each Series will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of qualified dividend income, ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Series that it is not subject to backup withholding or that it is a corporation or other "exempt recipient". Backup withholding is not an additional tax and any amounts withheld may be refunded or credited against a shareholder's federal income tax liability, provided the appropriate information is furnished to the IRS.

Foreign Shareholders

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") depends on whether the income from a Series is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from a Series is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) on the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax, including withholding tax, on gains realized on the sale of shares of the Series, capital gain dividends and amounts retained by the Series that are designated as undistributed capital gains. Generally, interest-related dividends and short-term capital gains dividends received from a regulated investment company are exempt from the 30-percent withholding tax. This exemption applies to both nonresident alien individuals and foreign corporations for dividends paid prior to January 1, 2008, and applies to income that would not be subject to the 30-percent tax if earned by the foreign person directly. With respect to interest-related dividends, this exemption does not apply if the Fund does not receive a statement on Internal Revenue Service Form W-8 stating that the shareholder is not a U.S. person. If the income from a Series is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Series will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

In the case of foreign non-corporate shareholders, a Series may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Series with proper notification of their foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Series, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of a Series by an individual foreign shareholder will not be subject to U.S. federal gift tax, but the value of shares of a Series held by such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.

Foreign Taxes

Each Series may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gain) received from sources within foreign countries. So long as more than 50% by value of the total assets of a Series at the close of the taxable year consists of stock or securities of foreign issuers, the Series may elect to treat any foreign income taxes paid by it as paid directly by its shareholders.

If a Series makes the election, each shareholder will be required to (i) include in gross income, even though not actually received, its pro rata share of the Series' foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income tax) its pro rata share of the Series' income taxes. A foreign tax credit may not exceed the U.S. federal income tax otherwise payable with respect to the foreign source income. For this purpose, each shareholder must treat as foreign source gross income (i) its proportionate share of foreign taxes paid by the Series and (ii) the portion of any actual dividend paid by the Series which represents income derived from foreign sources; the gain from the sale of securities will generally be treated as U.S. source income and certain foreign currency gains and losses likewise will be treated as derived from U.S. sources. This foreign tax credit limitation is, with certain exceptions, applied separately to separate categories of income; dividends from each Series paid in taxable years beginning January 1, 2007 will be treated as "passive" or "financial services" income and dividends paid in taxable years beginning after December 31, 2006 will generally be treated as "passive" or "general" income for this purpose. The effect of this limitation may be to prevent shareholders from claiming as a credit the full amount of their pro rata share of the Series' foreign income taxes. In addition, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations and individuals, and shareholders will not be eligible to claim a foreign tax credit with respect to foreign income taxes paid by a Series unless certain holding period requirements are met.

Each Series will make such an election only if it deems it to be in the best interest of its shareholders. A shareholder not subject to U.S. tax may prefer that this election not be made. Each Series will notify shareholders in writing each year if it makes the election and of the amount of foreign income taxes, if any, to be passed through to the shareholders and the amount of foreign taxes, if any, for which shareholders of the Series will not be eligible to claim a foreign tax credit because the holding period requirements (described above) have not been satisfied.

State and Local Tax Matters

Depending on the residence of the shareholders for tax purposes, distributions may also be subject to state and local taxes. Rules of state and local taxation regarding qualified dividend income, ordinary income dividends and capital gain dividends from regulated investment companies may differ from the U.S. federal income tax rules in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Series.

FINANCIAL STATEMENTS

The Fund's financial statements for the fiscal year ended October 31, 2005, incorporated into this SAI by reference to the Funds' 2005 annual report to shareholders (File No. 811-03981), have been so incorporated in reliance on the report of KPMG LLP, independent registered public accounting firm.

You may obtain a copy of each Series' annual report at no charge by request to the Fund by calling (800) 225-1852, or by writing to the Fund at 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102.

APPENDIX I-DESCRIPTION OF SECURITY RATINGS

MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

Long-Term Ratings

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Moody's appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Baa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Debt Ratings

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Those obligations have an original maturity not exceeding thirteen months, unless explicitly noted.

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

STANDARD & POOR'S RATINGS SERVICES (S&P)

Long-Term Issue Credit Ratings

AAA: An obligation rated AAA has the highest rating assigned by S&P . The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet the financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated C is CURRENTLY HIGHLY VULNERABLE to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The ratings from AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Paper Ratings

A S&P short-term issue credit rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than three years.

A-1: A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

FITCH RATINGS

International Long-Term Credit Ratings

Investment Grade

AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions that is the case for higher ratings.

BBB: Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB: Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. DDD obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. DD indicates potential recoveries in the range of 50%-90% and D the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations.

Entities rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated DD and D are generally undergoing a formal reorganization or liquidation process; those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated D have a poor prospect of repaying all obligations.

Notes: "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA category or to categories below CCC.

Short-Term Debt Ratings

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1: Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments: may have an added "+" to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3: Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

NR: Indicates that Fitch does not rate the specific issue.

Withdrawn: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

FitchAlert: Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered. FitchAlert is relatively short term, and should be resolved within 12 months.

Ratings Outlook: An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

Plus (+) or Minus (-): Plus and minus signs may be appended to a rating to denote relative status within major ratings categories. Such suffixes are not added to the AAA long-term rating category or to short-term ratings other than F1.

APPENDIX II-PROXY VOTING POLICIES OF THE SUBADVISERS

A copy or summary of the proxy voting policies of the Series' Subadvisers follows:

A.  Quantitative Management Associates LLC (QMA) Proxy Voting Policy

Summary of QMA Proxy Voting Policy

The overarching goal of Quantitative Management Associates LLC ("QMA") is to vote proxies in the best interests of its clients by placing clients' interests ahead of any potential interest of QMA.

A committee comprised of senior business representatives together with relevant regulatory personnel oversees the proxy voting process and monitors potential conflicts of interests. The committee is responsible for interpretation of the proxy voting policy and periodically assesses the policy's effectiveness.

Clients may obtain the proxy voting policies and procedures of QMA and information concerning the voting of proxies with respect to the client's securities, simply by contacting the client service representative of QMA.

Generally, when a proxy is received, QMA will vote in accordance with a predetermined set of guidelines set forth in a policy established by QMA's proxy voting committee. For other issues, where a policy is not in place or when circumstances suggest a vote not in accordance with the detailed policy, the proxies are voted on a case-by-case basis considering the financial impact of the proposal.

B.  LSV Asset Management Proxy Voting Policy and Procedures

LSV's standard investment management agreement expressly authorizes LSV to vote proxies on behalf of the client's account. Therefore, unless the client expressly reserves proxy voting responsibility, it is LSV's responsibility to vote proxies relating to securities held for the client's account.

ERISA Accounts. Unless proxy voting responsibility has been expressly reserved and is being exercised by another fiduciary for an ERISA plan client, LSV, as the investment adviser for the account, must vote all proxies relating to securities held for the plan's account. If LSV is responsible for voting, LSV shall make appropriate arrangements with each account custodian to have proxies forwarded, on a timely basis to the appropriate person, and shall endeavor to correct delays or other problems relating to timely delivery of proxies and proxy materials.

Fiduciary obligations of prudence and loyalty require an investment adviser with proxy voting responsibility to vote proxies on issues that affect the value of the client's investment. Proxy voting decisions must be made solely in the best interests of the client's account. In voting proxies, LSV is required to consider those factors that may affect the value of the client's investment and may not subordinate the interests of the client to unrelated objectives.

LSV has adopted proxy voting guidelines that provide direction in determining how various types of proxy issues are to be voted. LSV will engage an expert independent third party to design guidelines for client accounts that are updated for current corporate governance issues, helping to ensure that clients' best interests are served by voting decisions. Specific proxy voting guidelines are available to clients upon request.

LSV's purely quantitative investment process does not provide output or analysis that would be functional in analyzing proxy issues. LSV therefore will retain an independent, expert third party, currently Institutional Shareholder Services ("ISS"). ISS will implement LSV's proxy voting process, cast all votes on LSV's behalf in accordance with LSV's proxy voting guidelines (unless otherwise instructed by LSV), provide assistance in developing guidelines and provide analysis of proxy issues on a case-by-case basis. LSV is responsible for monitoring ISS to ensure that proxies are adequately voted. LSV will vote issues contrary to, or issues not covered by, the guidelines only when LSV believes it is in the best interest of the client. Where the client has provided proxy voting guidelines to LSV, those guidelines will be followed, unless it is determined that a different vote would add more value to the client's holding of the security in question. Direction from a client on a particular proxy vote will take precedence over the guidelines in voting that client's shares. LSV's use of ISS is not a delegation of LSV's fiduciary obligation to vote proxies for clients.

Should a material conflict arise between LSV's interest and that of its clients (e.g., a client bringing a shareholder action has solicited LSV's support; LSV manages a pension plan for a company whose management is soliciting proxies; or an LSV employee has a relative involved in management at an investee company), LSV will vote the proxies in accordance with the recommendation of the independent third party proxy voting service. A written record will be maintained describing the conflict of interest, and an explanation of how the vote taken was in the client's best interest.

LSV may refrain from voting a proxy if the cost of voting the proxy exceeds the expected benefit to the client, for example in the case of voting a foreign security when the proxy must be translated into English or the vote must be cast in person.

Clients may receive a copy of LSV's voting record for their account by request. LSV will additionally provide any mutual fund for which LSV acts as adviser or sub-adviser, a copy of LSV's voting record for the fund so that the fund may fulfill its obligation to report proxy votes to fund shareholders.

Recordkeeping. In accordance with the recordkeeping rules, LSV will retain:

(i)   Copies of its proxy voting policies and procedures.

(ii)  A copy of each proxy statement received regarding client securities (maintained by the proxy voting service and/or available on EDGAR).

(iii)  A record of each vote cast on behalf of a client (maintained by the proxy voting service).

(iv)  A copy of any document created that was material to the voting decision or that memorializes the basis for that decision (maintained by the proxy voting service).

(v)  A copy of clients' written requests for proxy voting information and a copy of LSV's written response to a client's request for proxy voting information for the client's account.

(vi)  LSV will ensure that it may obtain access to the proxy voting service's records promptly upon LSV's request.

LSV will maintain required materials in an easily accessible place for not less than five years from the end of the fiscal year during which the last entry took place, the first two years in LSV's principal office.

C.  Thornburg Investment Management, Inc. Proxy Voting Policy and Procedures

This policy has been adopted by Thornburg Investment Management, Inc. to facilitate the voting of proxies relating to portfolio securities in what it perceives to be the best interests of persons for whom Thornburg Investment Management performs investment management services and is authorized or required to vote or consider voting proxies.

Thornburg Investment Trust has delegated to Thornburg Investment Management, Inc. the authority to vote proxies relating to its portfolio securities in accordance with this policy.

This policy is intended by Thornburg Investment Management, Inc. to constitute "written policies and procedures" as described in Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. This policy is intended by Thornburg Investment Trust to constitute proxy voting policies and procedures referred to in Item 13 of Form N-lA adopted under the Investment Company Act of 1940, as amended.

INDEX

Definitions	4

Objective	5

Proxy Voting Coordinator	5

Assembling Voting Information	5

Portfolio Managers	6

Accumulating Voting Results	6

Resolution of Conflicts of Interest	6

Communicating Votes	6

Record of Voting Delegation	6

Annual Review of Policy Function	7

Comment on Voting	7

Joining Insurgent or Voting Committees	7

Social Issues	7

Recordkeeping	7

Definitions

"Account" means any discrete account or portfolio as to which the Manager has discretionary investment authority. A Client may have multiple Accounts. Each series of any investment company as to which the Manager is the adviser or subadviser is an Account.

"Client" means any person with whom the Manager has a contract to perform discretionary investment management services, and for whom the Manager is authorized by the contract or required by applicable law to vote or consider voting securities in the Client's Account.

"Compliance Officer" means the Director of Compliance, Thornburg Investment Management, Inc.

"Conflict of Interest" means as to any Account, any conflict between a pecuniary interest of the Manager or any affiliate, and the duties of the Manager to the Client who is the owner of the Account.

"Manager" means Thornburg Investment Management, Inc.

"President" means the president of Thornburg Investment Management, Inc., or in the event of his unavailability any individual who is a vice president and managing director of Thornburg Investment Management, Inc.

"Proxy Voting Coordinator" means the individual appointed from time to time by the President to perform the proxy voting coordination functions described in this policy.

"Social Issues" means any issue presented for a vote of holders of any security which is held in an Account, which may reasonably be interpreted as (i) unrelated in any substantial respect to the voting objective of this policy, and (ii) intended to promote directly or indirectly the interests of persons who are not holders of the security.

"Voting Results" means the specific information described under the caption "Accumulating Voting Results."

Objective

This policy defines procedures for voting securities in each Account managed by the Manager, for the benefit of and in the best interest of the Client. The objective of voting a security in each case under this policy is to seek to enhance the value of the security, or to reduce potential for a decline in the security's value. This policy does not prescribe voting requirements or specific voting considerations. Instead, this policy provides procedures for assembling voting information and applying the informed expertise and judgment of the Manager's personnel on a timely basis in pursuit of the above stated voting objectives.

A further element of this policy is that while voting on all issues presented should be considered, voting on all issues is not required. Some issues presented for a vote of security holders are not relevant to this policy's voting objective, or it is not reasonably possible to ascertain what effect, if any, a vote on a given issue may have on the value of an investment. Accordingly, the Manager may abstain from voting or decline a vote in those cases where there is no relationship between the issue and the enhancement or preservation of an investment's value.

It is also important to the pursuit of the policy's voting objective that the Manager be able to substitute its judgment in any specific situation for a presumption in this policy where strict adherence to the presumption could reasonably be expected by the Manager, based upon the information then available (including but not limited to media and expert commentary and outside professional advice and recommendations sought by the Manager on the issue), to be inconsistent with the objective of this policy. Accordingly, the Manager understands that it may substitute its judgment in a specific voting situation described in the preceding sentence, except where explicitly prohibited by a Client or this policy.

Proxy Voting Coordinator

The President shall appoint a Proxy Voting Coordinator. The Proxy Voting Coordinator shall discharge the following functions in effectuating this policy:

(a)  Collecting and assembling proxy statements and other communications pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions, and providing those materials to the appropriate portfolio managers to permit timely voting of proxies;

(b)  Collecting recommendations, analysis, commentary and other information respecting subjects of proxy votes, from service providers engaged by the Manager and other services specified by portfolio managers, and providing this information to the appropriate portfolio managers to permit evaluation of proxy voting issues;

(c)  Providing to appropriate portfolio managers any specific voting instructions from Clients;

(d)  Collecting proxy votes or instructions from portfolio managers, and transmitting the votes or instructions to the appropriate custodians, brokers, nominees or other persons (which may include proxy voting services or agents engaged by the Manager);

(e)  Accumulating Voting Results as set forth in this policy and transmitting that information to the Compliance Officer; and

(f)  Participating in the annual review of policy function as set forth in this policy.

The Proxy Voting Coordinator may, with the President's approval, delegate any portion or all of anyone or more of these functions to one or more other individuals employed by the Manager. Any portion or all of anyone or more of these functions may be performed by service providers engaged by the Manager.

Assembling Voting Information

The Proxy Voting Coordinator shall obtain proxy statements and other communications pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions to custodians, brokers, nominees, tabulators or others in a manner to permit voting on relevant issues in a timely manner. The Manager may engage service providers and other third parties to assemble this information, digest or abstract the information where necessary or desirable, and deliver it to the individuals assigned by the Manager to evaluate proxy voting Issues.

Portfolio Managers

The portfolio manager responsible for management of a specific Account is responsible for timely voting (or determining not to vote in appropriate cases) proxies relating to securities in the Account in accordance with this policy. The portfolio manager may delegate voting responsibilities to one or more other portfolio managers or other individuals. Portfolio managers are authorized to consider voting recommendations and other information and analysis from service providers (including proxy voting services) engaged by the Manager.

Accumulating Voting Results

The Proxy Voting Coordinator is responsible for reporting the following information respecting the voting of each proxy to the Compliance Officer:

As to each matter relating to a portfolio security held by the Account, considered at any shareholder meeting, and with respect to which the Account was entitled to vote:

(a)  The name of the issuer of the portfolio security;

(b)  The exchange ticker symbol of the portfolio security;

(c)  The CUSIP number for the portfolio security;

(d)  The shareholder meeting date;

(e)  A brief identification of the matter voted on;

(g)  Whether a vote was cast on the matter;

(h)  How we cast the vote (for or against proposal, or abstain; for or withhold regarding election of directors); and

(i)  Whether we cast the vote for or against management.

The foregoing information must be delivered to the Compliance Officer no later than July 31 for each 12 month period ending on the preceding June 30. The Manager may use third party service providers to record, cumulate and deliver the foregoing information to the Compliance Officer. The Coordinator may, with the President's approval, delegate any portion or all of these functions to one or more other individuals employed by the Manager.

Resolution of Conflicts of Interest

In any case where a portfolio manager determines that a proxy vote involves an actual Conflict of Interest, and the proxy vote relates to the election of a director in a uncontested election or ratification of selection of independent accountants, the portfolio manager shall vote the proxy in accordance with the recommendation of any proxy voting service previously engaged by the Manager. If no such recommendation is available, or if the proxy vote involves any other matters, the portfolio manager shall immediately refer the vote to the Client (or in the case of any registered investment company managed by the Manager which is a Client, to the chairman of its audit committee) for direction on the voting of the proxy or consent to vote in accordance with the portfolio manager's recommendation. In all cases where such a vote is referred to the Client, the Manager shall disclose the Conflict of Interest to the Client.

Communicating Votes

The Proxy Voting Coordinator shall timely communicate decisions on proxy votes to the custodians or other persons who transmit or record votes on portfolio securities held by or for each Account. The Coordinator may, with the President's approval, delegate any portion or all of this function to one or more individuals employed by the Manager. The Manager may engage one or more service providers to facilitate timely communication of proxy votes. The Manager is not responsible for voting proxies relating to proxy materials that are not forwarded on a timely basis. The Manager does not control the setting of record dates, shareholder meeting dates, or the timing of distribution of proxy materials and ballots relating to shareholder votes.

Record of Voting Delegation

The Compliance Officer shall maintain a list of all Accounts, with a specification as to each Account whether or not the Manager is authorized to vote proxies respecting the Account's portfolio securities.

Annual Review of Policy Function

The Compliance Officer shall conduct a periodic review, no less often than annually, which shall comprise the following elements:

(a)  Review a sample of the record of voting delegation maintained by the Compliance Officer against Voting Results to determine if the Manager is exercising its authority to vote proxies on portfolio securities held in the selected Accounts;

(b)  Request and review voting data to determine if timely communication of proxy votes is reasonably accomplished during the period reviewed;

(c)  Meet with the Proxy Voting Coordinator to review the voting of proxies, communication of proxy votes, accumulation of Voting Results and the general functioning of this policy; and

(d)  Prepare a written report to the President respecting the foregoing items.

Comment on Voting

It is the policy of the Manager not to comment on specific proxy votes with respect to securities in an Account in response to inquiries from persons who are not specifically authorized representatives as to the Account. Attention is directed in this regard to the Thornburg Investment Management Internal Confidentiality and Privacy Protection Policy as in effect from time to time. Customer service representatives and other persons who may receive such inquiries should advise persons presenting the inquiries that Management does not comment on proxy voting, and that as to registered investment companies for which the Manager is required to disclose proxy votes, the information is available [on the investment company's website]. The President may authorize comments in specific cases, in his discretion.

Joining Insurgent or Voting Committees

It is the policy of the Manager, for itself and the Accounts, not to join any insurgent or voting committee or similar group. The President may approve participation in any such committee or group in his discretion, and shall advise the authorized representatives for the Account of any such action.

Social Issues

It is the presumption of this policy that proxies shall not be voted on Social Issues. President may approve voting of any security in an Account on any Social Issue.

Recordkeeping

The Compliance Officer shall maintain the following records:

(i)  Copies of this policy as from time to time revised or supplemented;

(ii)  A copy of each proxy statement that the Manager receives regarding Client securities;

(iii)  Voting Results for each Client;

(iv)  A copy of any document created by the Manager that was material to making a decision how to vote proxies on behalf of a Client or that memorializes the basis for that decision;

(v)  A copy of each written Client request for information on how the Manager voted proxies on behalf of the Client, and a copy of any written response by the Manager to any (written or oral) Client request for information on how the Manager voted proxies on behalf of the requesting Client;

(vi)  Communications to Clients respecting Conflicts of Interest; and

(vii)  All written reports arising from annual reviews of policy function.

The Compliance Officer shall maintain and preserve in its office the foregoing records for a period of not less than five years from the end of the Manager's fiscal year during which the last entry was made on the record. The Compliance Officer may use the Securities Exchange Commission's EDGAR database for the items referred to in item (ii) above, and the President may authorize the Compliance Officer to engage one or more service providers to perform any portion of this recordkeeping function provided (1) the function is performed in compliance with then applicable governmental regulations, and (2) each service provider provides a written undertaking to furnish the records to the Manager promptly upon request.

As adopted July 17,2003.

D.  Jennison Associates LLC Proxy Voting Policy Summary

Jennison Associates LLC ("Jennison") actively manages publicly traded equity securities and fixed income securities. It is the policy of Jennison that where proxy voting authority has been delegated to and accepted by Jennison, all proxies shall be voted by investment professionals in the best interest of the client without regard to the interests of Jennison or other related parties, based on recommendations as determined by pre-established guidelines either adopted by Jennison or provided by the client. Secondary consideration may be given to the public and social value of each issue. For purposes of this policy, the "best interests of clients" shall mean, unless otherwise specified by the client, the clients' best economic interests over the long term-that is, the common interest that all clients share in seeing the value of a common investment increase over time. Any proxy vote that may represent a potential material conflict is reviewed by Jennison Compliance and referred to the Proxy Voting Committee to determine how to vote the proxy if Compliance determines that a material conflict exists.

In voting proxies for international holdings, we will generally apply the same principles as those for U.S. holdings. However, in some countries, voting proxies result in additional restrictions that have an economic impact or cost to the security, such as "share blocking", where Jennison would be restricted from selling the shares of the security for a period of time if Jennison exercised its ability to vote the proxy. As such, we consider whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Our policy is to not vote these types of proxies when the cost far outweighs the benefit of voting, as in share blocking.

It is further the policy of Jennison that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records, as required by the Advisers Act, is to be made available to clients.

PART C

OTHER INFORMATION

Item 23. Exhibits.

(a)  (1) Restated Articles of Incorporation. Incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 3, 1995.

(2) Articles Supplementary dated December 27, 1995. Incorporated by reference to Exhibit (a)(ii) to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on February 2, 2000.

(3) Articles Supplementary dated June 20, 1996. Incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on June 24, 1996.

(4) Amendment to Articles of Incorporation. Incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on June 24, 1996.

(5) Articles Supplementary dated December 2, 1999. Incorporated by reference to Exhibit (a)(v) to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on February 2, 2000.

(6) Articles of Amendment dated December 22, 1999. Incorporated by reference to Exhibit (a)(vi) to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on February 2, 2000.

(7) Articles Supplementary as filed May 29, 2001. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on December 30, 2002.

(8) Articles of Amendment as filed June 11, 2003. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on October 23, 2003.

(9) Articles Supplementary as filed July 29, 2003. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on October 23, 2003.

(10) Articles of Amendment dated December 8, 2003. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 29, 2004.

(b)  By-Laws of the Registrant, Amended and Restated as of November 16, 2004. Incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on December 10, 2004.

(c)  (1) Specimen Certificate for shares of Common Stock of the Registrant for Class A Shares. Incorporated by reference to Exhibit 4(a) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.

(2) Specimen Certificate for shares of Common Stock of the Registrant for Class B Shares. Incorporated by reference to Exhibit 4(b) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.

(3) Specimen Certificate for shares of Common Stock of the Registrant for Class C Shares. Incorporated by reference to Exhibit 4(c) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.

(4) Specimen Certificate for shares of Common Stock of the Registrant for Class Z Shares. Incorporated by reference to Exhibit 4(d) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.

(5) Instruments defining rights of shareholders. Incorporated by reference to Exhibit 4(e) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.

(d)  (1) Amended and Restated Management Agreement between the Registrant and Prudential Investments Fund Management LLC with respect to the Global Growth Series of the Registrant dated March 28, 2001. Incorporated by reference to Exhibit (d)(1) to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on December 28, 2001.

(a) Amended Schedule A to Management Agreement. Incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on February 24, 2005.

(2) Subadvisory Agreement between Prudential Investments Fund Management LLC and Jennison Associates LLC dated March 28, 2001 with respect to the Global Growth Series of the Registrant. Incorporated by reference to Exhibit (d)(2) to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on December 28, 2001.

(3) Amended and Restated Management Agreement between Registrant and Prudential Investments Fund Management LLC with respect to the International Value Series of the Registrant dated March 28, 2001. Incorporated by reference to Exhibit (d)(3) to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on December 28, 2001.

(4) Amended and Restated Management Agreement between Registrant and Prudential Investments Fund Management LLC with respect to the Jennison International Growth Series of the Registrant dated March 28, 2001. Incorporated by reference to Exhibit (d)(5) to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on December 28, 2001.

(5) Subadvisory Agreement between Prudential Investment Management, Inc. and Prudential Investments LLC with respect to the Dryden International Equity Series of the Registrant dated December 3, 2003. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 29, 2004.

(6) Amendment to Subadvisory Agreement between Prudential Investments LLC and Prudential Investment Management, Inc. with respect to the Dryden International Equity Series of the Registrant. Incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on December 10, 2004.

(7) Subadvisory Agreement between Prudential Investments LLC and LSV Asset Management with respect to the International Value Series of the Registrant. Incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on February 24, 2005.

(8) Subadvisory Agreement between Prudential Investments LLC and Thornburg Investment Management, Inc. with respect to the International Value Series of the Registrant. Incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on February 24, 2005.

(e)  (1) Restated Distribution Agreement for Shares of the Registrant dated November 18, 1999. Incorporated by reference to Exhibit (e)(i) to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on February 2, 2000.

(2) Form of Dealer Agreement. Incorporated by reference to Exhibit (e)(ii) to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on February 2, 2000.

(f)  Not applicable.

(g)  (1) Custodian Agreement between the Registrant and The Bank of New York (BNY).*

(2) Amendment dated June 6, 2005 to Custodian Agreement between the Registrant and BNY.*

(3) Form of Custodian Agreement dated July 1, 2005 between the Registrant and PFPC Trust Company (PFPC).*

(h)  (1) Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc. Incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.

(2) Amendment dated August 24, 1999 to Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services LLC. Incorporated by reference to Exhibit (h)(ii) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on December 22, 2000.

(3) Amendment to Transfer Agency and Service Agreement dated September 4, 2002. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on October 23, 2003.

(i)  Opinion of Sullivan & Cromwell. Incorporated by reference to Exhibit 10 to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.

(j)  Consent of independent registered public accounting firm.*

(k)  Not applicable.

(l)  Purchase Agreement dated November 18, 1999. Incorporated by reference to Exhibit (l) to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on February 2, 2000.

(m)  (1) Amended and Restated Distribution and Service Plan for Class A shares of Global Series of the Registrant. Incorporated by reference to Exhibit 99.m(ix) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on November 2, 1998.

(2) Amended and Restated Distribution and Service Plan for Class B shares of Global Series of the Registrant. Incorporated by reference to Exhibit 10(b) to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-14 (File No. 811-3981) filed via EDGAR on September 5, 2003.

(3) Amended and Restated Distribution and Service Plan for Class C shares of Global Series of the Registrant. Incorporated by reference to Exhibit 99.m(xi) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on November 2, 1998.

(4) Amended and Restated Distribution and Service Plan for Class A shares of International Stock Series of the Registrant. Incorporated by reference to Exhibit 99.m(xii) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on November 2, 1998.

(5) Amended and Restated Distribution and Service Plan for Class B shares of International Stock Series of the Registrant. Incorporated by reference to Exhibit 99.m(xiii) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on November 2, 1998.

(6) Amended and Restated Distribution and Service Plan for Class C shares of International Stock Series of the Registrant. Incorporated by reference to Exhibit 99.m(xiv) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on November 2, 1998.

(7) Distribution and Service Plan for Class A shares of the Prudential Jennison International Growth Fund series of the Registrant. Incorporated by reference to Exhibit (m)(xv) to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on February 2, 2000.

(8) Distribution and Service Plan for Class B shares of the Prudential Jennison International Growth Fund series of the Registrant. Incorporated by reference to Exhibit (m)(xvi) to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on February 2, 2000.

(9) Distribution and Service Plan for Class C shares of the Prudential Jennison International Growth Fund series of the Registrant. Incorporated by reference to Exhibit (m)(xvii) to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on February 2, 2000.

(10) Rule 12b-1 Fee Waiver for Class A shares.*

(n)  Amended and Restated Plan pursuant to Rule 18f-3 dated March 11, 2004. Incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on December 10, 2004.

(o)  Not Applicable.

(p)  (1) Code of Ethics of the Registrant dated April 6, 2005.*

(2) Code of Ethics and Personal Securities Trading Policy of Prudential Investment Management, Inc., Prudential Investments LLC and Prudential Investment Management Services LLC dated January 1, 2005.*

(3) Code of Ethics of Jennison Associates LLC dated October 5, 2005.*

(4) Code of Ethics of Quantitative Management Associates LLC dated February 24, 2004. Incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on December 10, 2004.

(5) Code of Ethics of LSV Asset Management. Incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on December 10, 2004.

(6) Code of Ethics of Thornburg Investment Management, Inc. Incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on December 10, 2004.

(q)  Powers of Attorney dated September 7, 2005.*

*Filed herewith.

Item 24. Persons Controlled by or under Common Control with Registrant

None.

Item 25. Indemnification

As permitted by Section 17(h) and (i) of the Investment Company Act of 1940, as amended (the 1940 Act), and pursuant to Article VI of the Fund's By-Laws (Exhibit (b) to the Registration Statement), officers, directors, employees and agents of the Registrant will not be liable to the Registrant, any stockholder, officer, director, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions. Section 2-418 of Maryland General Corporation Law permits indemnification of directors who acted in good faith and reasonably believed that the conduct was in the best interests of the Registrant. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 10 of the Distribution Agreement (Exhibit (e) to the Registration Statement), the Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (Commission) such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

The Registrant has purchased an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.

Section 9 of the Management Agreements for the Registrant's Global Growth Fund series and International Value Fund series and Section 8 of the Management Agreement for the Registrant's Dryden International Equity Fund series (Exhibits (d)(1), (3) and (5) to the Registration Statement, respectively) and Section 4 of the Subadvisory Agreements (Exhibits (d)(2), (4) and (7) and (8) to the Registration Statement, respectively) limit the liability of Prudential Investments LLC (PI) and LSV Asset Management, Thornburg Investment Management, Inc., Jennison Associates LLC (Jennison), Prudential Investment Management, Inc. (PIM), Quantitative Management Associates LLC, respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and each Distribution Agreement in a manner consistent with Release No. 11330 of the Commission under the 1940 Act so long as the interpretation of Section 17(h) and 17(i) of such Act remains in effect and is consistently applied.

Item 26. Business and Other Connections of Investment Adviser

(a)  Prudential Investments LLC (PI)

See "How the Series is Managed-Manager" in the Prospectuses constituting Part A of this Post-Effective Amendment to the Registration Statement and "Investment Advisory and Other Services-Manager and Investment Adviser" in the Statement of Additional Information (SAI) constituting Part B of this Post-Effective Amendment to the Registration Statement.

The business and other connections of the directors and principal executive officers of PI are listed in Schedules A and D of its Form ADV as currently on file with the Commission (File No. 801-31104), the text of which is hereby incorporated by reference.

(b)  Jennison Associates LLC (Jennison)

See "How the Series is Managed-Manager" in the Prospectuses constituting Part A of this Post-Effective Amendment to the Registration Statement and "Investment Advisory and Other Services" in the SAI constituting Part B of this Post-Effective Amendment to the Registration Statement.

The business and other connections of Jennison's directors and executive officers are listed in its Form ADV as currently on file with the Commission (File No. 801-5608), the relevant text of which is hereby incorporated by reference.

(c)  Quantitative Management Associates LLC (QMA)

See "How the Series is Managed-Manager" in the Prospectus constituting Part A of this Post-Effective Amendment to the Registration Statement and "Investment Advisory and Other Services" in the SAI constituting Part B of this Post-Effective Amendment to the Registration Statement.

The business and other connections of QMA's directors and executive officers are listed in its Form ADV as currently on file with the Commission (File No. 801-62692), the relevant text of which is hereby incorporated by reference.

(d)  LSV Asset Management (LSV)

See "How the Series is Managed-Manager" in the Prospectus constituting Part A of this Post-Effective Amendment to the Registration Statement and "Investment Advisory and Other Services" in the SAI constituting Part B of this Post-Effective Amendment to the Registration Statement.

The business and other connections of LSV's directors and executive officers are listed in its Form ADV as currently on file with the Commission (File No. 801-47689), the relevant text of which is hereby incorporated by reference.

(e)  Thornburg Investment Management, Inc. (Thornburg)

See "How the Series is Managed-Manager" in the Prospectus constituting Part A of this Post-Effective Amendment to the Registration Statement and "Investment Advisory and Other Services" in the SAI constituting Part B of this Post-Effective Amendment to the Registration Statement.

The business and other connections of Thornburg's directors and executive officers are listed in its Form ADV as currently on file with the Commission (File No.801-17853), the relevant text of which is hereby incorporated by reference.

Item 27. Principal Underwriters

(a)  Prudential Investment Management Services LLC (PIMS)

PIMS is distributor for American Skandia Trust, Cash Accumulation Trust, Nicholas-Applegate Fund, Inc (Nicholas-Applegate Growth Equity Fund), Dryden California Municipal Fund, Jennison Equity Fund, Inc., Prudential's Gibraltar Fund, Inc., Dryden Global Total Return Fund, Inc., Dryden Government Income Fund, Inc., Dryden Government Securities Trust, Dryden High Yield Fund, Inc., Dryden Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., MoneyMart Assets, Inc., Dryden Municipal Bond Fund, Dryden Municipal Series Fund, Jennison Natural Resources Fund, Inc., Strategic Partners Real Estate Securities Fund, Jennison Sector Funds, Inc., Dryden Short-Term Bond Fund, Inc., Jennison Small Company Fund, Inc., Prudential Tax-Free Money Fund, Inc., Dryden Tax-Managed Funds, Dryden Small-Cap Core Equity Fund, Inc., Dryden Total Return Bond Fund, Inc., Jennison 20/20 Focus Fund, Jennison U.S. Emerging Growth Fund, Inc., Jennison Value Fund, Prudential World Fund, Inc., Strategic Partners Asset Allocation Funds, Strategic Partners Mutual Funds, Inc., Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds, The Prudential Investment Portfolios, Inc., The Prudential Series Fund, Inc. and The Target Portfolio Trust.

PIMS is also distributor of the following unit investment trusts: Separate Accounts: The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract GI-2, The Prudential Discovery Select Group Variable Contract Account,

The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account and The Prudential Qualified Individual Variable Contract Account.

(b)  The business and other connections of PIMS' sole member (PIFM Holdco, Inc.) and principal officers are listed in its Form BD as currently on file with the Securities and Exchange Commission (BD No. 18353), the text of which is hereby incorporated by reference.

(c)  Registrant has no principal underwriter who is not an affiliated person of the Registrant.

Item 28. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of The Bank of New York (BNY), One Wall Street, New York, NY 10286, PFPC Trust Company (PFPC), 400 Bellvue Parkway, Wilmington, DE 19809, Quantitative Management Associates LLC, Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102, Jennison Associates LLC, 466 Lexington Avenue, New York, NY 10017, LSV Asset Management, One North Wacker Drive, Suite 4000, Chicago, Illinois 60606, Thornburg Investment Management, Inc., 119 East Marcy Street, Santa Fe, New Mexico 87501, the Registrant, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102, and Prudential Mutual Fund Services LLC (PMFS), 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Documents required by Rules 31a-1(b) (4), (5), (6), (7), (9), (10) and (11) and 31a-1 (d) and (f) will be kept at Gateway Center Three, Newark, NJ 07102, and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by BNY, PFPC and PMFS.

Item 29. Management Services

Other than as set forth under the captions "How the Series is Managed-Manager" and "How the Series is Managed-Distributor" in the Prospectuses and the captions "Investment Advisory and Other Services-Manager and Investment Adviser" and "Investment Advisory and Other Services-Principal Underwriter, Distributor and Rule 12b-1 Plans" in the SAI, constituting Parts A and B, respectively, of this Registration Statement, registrant is not a party to any management-related service contract.

Item 30. Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) of the Securities Act and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, and State of New Jersey, on the 30th day of December 2005.

  PRUDENTIAL WORLD FUND, INC.

    *JUDY A. RICE

  President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
*Linda W. Bynoe	Director

*DAVID E. A. CARSON	Director

*ROBERT F. GUNIA	Director and Vice President

*ROBERT E. LA BLANC	Director

*DOUGLAS H. MCCORKINDALE	Director

*RICHARD A. REDEKER	Director

*JUDY A. RICE	Director and President

*ROBIN B. SMITH	Director

*STEPHEN G. STONEBURN	Director

*CLAY T. WHITEHEAD	Director

*GRACE C. TORRES	Treasurer and Principal Financial and Accounting Officer

*By: /s/ JONATHAN D. SHAIN	Attorney-in-Fact	December 30, 2005

EXHIBIT INDEX

Exhibit No.	Description
(g)	(1) Custodian Agreement between the Registrant and The Bank of New York (BNY).

(2) Amendment dated June 6, 2005 to Custodian Agreement between the Registrant and BNY.

(3) Form of Custodian Agreement dated July 1, 2005 between the Registrant and PFPC Trust Company (PFPC).

(j)	Consent of independent registered public accounting firm.

(m)	(10) Rule 12b-1 Fee waiver for Class A shares.

(p)	(1) Code of Ethics of the Registrant dated April 6, 2005.

(2) Code of Ethics and Personal Securities Trading Policy of Prudential Investment Management, Inc., Prudential Investments LLC and Prudential Investment Management Services LLC dated January 1, 2005.

(3) Code of Ethics of Jennison Associates LLC dated October 5, 2005.

(q)	Powers of Attorney dated September 7, 2005.